                               MASTER AGREEMENT

     THIS MASTER AGREEMENT (this "Agreement") is entered into effective as of August 4, 2000 (the "Effective Date"), among LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, Trustee for the registered holders of FFCA Secured Franchise Loan Trust 1999-2 Secured Franchise Loan-Backed Bonds pursuant to that certain Indenture dated as of September 1, 1999 ("Mortgagee"), FFCA ACQUISITION CORPORATION, a Delaware corporation ("FFCA"), PRECISION AUTO CARE HOLDINGS, LLC, a Delaware limited liability company ("Precision Holdings") and PRECISION AUTO CARE, INC., a Virginia corporation ("PAC").

                            PRELIMINARY STATEMENTS

     FFCA made certain mortgage loans to PAC described on the attached Schedule
                                                                       --------
I (collectively, the "Loans"), which Loans are evidenced by separate promissory
-
notes (collectively, the "Notes") and which are secured by first priority liens on and security interests in certain real property and fixtures (collectively, the "Premises") pursuant to deeds of trust or mortgages, as applicable (collectively, the "Mortgages").

     The Notes, Mortgages, and other agreements, instruments and documents executed by PAC for the benefit of FFCA in connection with the Loans are referred to collectively as the "Loan Documents." The obligations of PAC under the Loan Documents are referred to collectively as the "Loan Obligations."

     FFCA assigned the Loans and the corresponding Loan Documents securing such Loans, to Mortgagee.

     PAC is in default of its obligations under each of the Mortgages and PAC has no defenses, off-sets or counterclaims with respect to such defaults. Pursuant to the Mortgages and applicable law, Mortgagee has the right to foreclose (the "Foreclosure") the liens created and evidenced by the Mortgages. PAC acknowledges and agrees that the Foreclosure would foreclose all of its interests in the Premises.

     PAC has requested that Mortgagee waive its rights and remedies in connection with the known defaults existing under the Loan Documents. Mortgagee has agreed to waive its rights and remedies in connection with the following known existing defaults (the "Waiver"): (1) PAC's failure to pay, as the same became due and payable, real and personal property taxes assessed against the Premises and the personal property located thereon and (2) PAC's violation of the Fixed Charge Coverage Ratio covenant set forth in the Loan Documents (collectively, the "Known Defaults"). In connection with the Waiver, as set forth in this Agreement, Mortgagee has agreed to make certain significant and valuable concessions to PAC. PAC has also agreed to make certain valuable concessions separately to Mortgagee in consideration for the Waiver. Specifically, without limitation, through this Agreement:

     A. PAC and Precision Holdings, in consideration for the Waiver, have agreed that: (i) PAC shall sell the properties identified on the attached
Schedule II (the "Denver Premises") along with all machinery, appliances,
-----------
equipment and other tangible personal property (the "Personalty") located at the Denver Premises, to Zayac Property Holdings, LLLP, a Colorado limited liability limited partnership ("Zayac"), or to Zayac's permitted successors and/or assigns, and apply the proceeds of such sale as described below, (ii) PAC shall enter into a sale-leaseback agreement and Master Lease with Precision Holdings in form and substance satisfactory to Mortgagee (the "Master Lease") regarding the properties identified on the attached Schedule III (the "Operating
                                          ------------
Premises"), along with all Personalty located at the Operating Premises; and
(iii) Precision Holdings shall assume all debts, liabilities and obligations of PAC arising and accruing under the Loan Documents corresponding to the Operating Premises pursuant to an assignment and assumption agreement in form and substance satisfactory to Mortgagee.

     B. Mortgagee, in consideration for (i) PAC's agreement to convey, transfer and assign all of its right, title and interest in the Denver Premises and all Personalty located at such Denver Premises to Zayac, (ii) PAC's agreement to convey, transfer and assign all of its right, title and interest in the Operating Premises and all Personalty located at such Operating Premises to Precision Holdings, and (iii) Precision Holdings' agreement to assume all debts, liabilities and obligations of PAC under the Loan Documents corresponding to the Operating Premises, has, except as otherwise provided in this Agreement, agreed to (i) release PAC from its obligation to perform under the Loan Documents corresponding to the Premises, (ii) reduce the applicable prepayment premium due under the Notes for a period of 90 days from the Effective Date and (iii) waive its rights and remedies as to the Known Defaults. Notwithstanding the foregoing, nothing in this Agreement shall be construed, considered or adjudged to be a waiver by FFCA and/or Mortgagee of any rights or remedies either may have under the Loan Documents as to any existing, but unknown, defaults or future defaults.

     For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

                                   AGREEMENT

     Section 1. Transactions; Conditions Precedent. (a) PAC, Precision Holdings and Mortgagee agree to take such actions as may be reasonably required to cause the following transactions to occur on or before the Effective Date (the "Transactions"); provided, however, the obligation of Mortgagee to take such actions is subject to the satisfaction of the conditions precedent set forth in Section 1(b) below:

          (i) Conveyance of Denver Premises and Related Personalty to Zayac; Release of PAC. PAC shall convey each of the Denver Premises listed on the attached Schedule II to Zayac and PAC shall convey the Personalty
                     -----------
     located at each Denver Premises to Zayac pursuant to the terms and conditions of the Purchase Agreement between PAC and Zayac dated June 29, 2000, as amended by the First Amendment to Purchase Agreement dated July 21, 2000, and by the Second Amendment to Purchase Agreement dated July 27, 2000, attached to this Agreement as Exhibit A. Pursuant to this Agreement
                                         ---------
     and as a condition of such sale:

               (W) PAC agrees that proceeds from the sale of the Denver Premises and Personalty to Zayac in the amount of $3,687,264.94 will be withheld by Lawyers Title Insurance Corporation, as escrow agent, and disbursed to Mortgagee to discharge PAC's Loan Obligations applicable to the Denver Premises. Upon such disbursement to Mortgagee, Mortgagee and FFCA will release and discharge PAC from all liabilities and obligations of PAC arising and accruing under the Loan Documents corresponding to the Denver Premises, except for such liabilities or obligations that specifically survive the repayment of the Loans under the Environmental Indemnity Agreement or other indemnity provisions of the Loan Documents.

               (X) PAC further agrees that proceeds from the sale of the Denver Premises and Personalty to Zayac in the amount of $695,314,76 will be withheld by Lawyers Title Insurance Corporation, as escrow agent, and disbursed to Mortgagee to discharge PAC's Loan Obligations applicable to the Operating Premises located at 1260 Barnum Avenue, Stratford, Fairfield County, Connecticut, (the "Stratford Operating Premises") and the Operating Premises located at 3940 North High School Road, Indianapolis, Marion County, Indiana (the "North Indianapolis Operating Premises"). Upon such disbursement to Mortgagee, Mortgagee will release and discharge PAC from all liabilities and obligations of PAC arising and accruing under the Notes corresponding to the Stratford Operating Premises and the North Indianapolis Operating Premises. All other Loan Obligations of PAC arising and accruing under the Loan Documents corresponding to the Stratford Operating Premises and the North Indianapolis Operating Premises and all liens described in the Loan Documents corresponding to the Stratford Operating Premises and the North Indianapolis Operating Premises shall remain in full force and effect.

               (Y) PAC additionally and further agrees that proceeds from the sale of the Denver Premises and Personalty to Zayac in the amount of $121,955.19 will be withheld by Lawyers Title Insurance Corporation, as escrow agent, and disbursed to Mortgagee to partially discharge PAC's Loan Obligations applicable to the Operating Premises located at 8150 Pendelton Pike, Lawrence, Marion County, Indiana (the "Lawrence Operating Premises"). Upon such disbursement to Mortgagee, Mortgagee and PAC will amend and restate the Note corresponding to the Lawrence

          Operating Premises pursuant to an Amended and Restated Promissory Note in the form attached to this Agreement as Exhibit B.
                                                    ---------

               (Z) All other Loan Obligations of PAC arising and accruing under the Loan Documents corresponding to the Operating Premises shall remain in full force and effect, except as set forth in subparagraph
          (X) above.

          (ii) Conveyance of Operating Premises and Related Personalty to Precision Holdings. PAC shall convey each of the Operating Premises listed on the attached Schedule III to Precision Holdings pursuant to special or
                     ------------
     limited warranty deeds in form and substance reasonably satisfactory to Mortgagee, and PAC shall convey the Personalty located at each Operating Premises to Precision Holdings pursuant to bills of sale in form and substance reasonably satisfactory to Mortgagee. Simultaneously with such conveyances:

                 (X) Precision Holdings shall assume all of PAC's Loan Obligations under the Loan Documents corresponding to the Operating Premises pursuant to an assignment, assumption, release and consent agreement in the form attached to this Agreement as Exhibit C (the
                                                              ---------
          "Assignment and Assumption").

                 (Y) Precision Holdings shall lease each Operating Premises and the Personalty located at such Operating Premises to PAC pursuant to a Master Lease in the form attached to this Agreement as Exhibit D
                                                                      ---------
          (the "Master Lease");

                 (Z) Precision Holdings and PAC shall execute and deliver a memorandum or notice of lease, as applicable, for each Operating Premises substantially in the form attached to this Agreement as Exhibit E (the "Memorandum").
          ---------

     PAC shall be responsible for the payment of real and personal property taxes for the Operating Premises accruing prior to the Effective Date in the amount of $91,746.70. PAC shall additionally be obligated to pay to Mortgagee the August 1, 2000 payment of principal and interest due under the Notes corresponding to the Operating Premises.

     (b) Mortgagee and FFCA consent to the Transactions, subject to the execution and delivery by PAC and Precision Holdings, on or before the date of the execution of this Agreement, of the documents to which they are a party as contemplated by the preceding subsection (a) and the satisfaction, on or before the date of the execution of this Agreement, of each of the following conditions precedent:

          (i) Confirmation. To the extent required, Mortgagee or FFCA shall have received the confirmation of the rating agencies which assigned ratings to the securitization of the Loans that such ratings will not be downgraded, modified or withdrawn as a result of the consummation of the Transactions;

          (ii) Endorsements. Mortgagee or FFCA, as applicable shall have received endorsements to each of the loan policies of title insurance issued with respect to the Loans corresponding to the Operating Premises, which endorsements shall date down the effective date of each such policy through the Effective Date and insure the continued first priority of the liens granted in favor of FFCA or Mortgagee, as applicable, pursuant to the corresponding Loan Documents without exception for any matters not shown in such policies at the time of the granting of the applicable Mortgages;

          (iii) UCC Searches. FFCA or Mortgagee shall have received UCC search results reasonably satisfactory to them evidencing the continued first priority of the liens in favor of FFCA and Mortgagee in certain personal property pursuant to the Loan Documents corresponding to the Operating Premises;

          (iv) Representations and Warranties. The representations and warranties of PAC and Precision Holdings contained in this Agreement and any document or instrument expressly contemplated in this Agreement shall be true and correct in all respects as of the Effective Date;

          (v) Additional Documents. FFCA and Mortgagee shall have received from, or on behalf of, the other parties to this Agreement, such other documents and instruments as FFCA and Mortgagee shall reasonably require, including, without limitation, legal opinions, all in form and substance reasonably satisfactory to FFCA and Mortgagee.

     (c) Immediately after the consummation of the Transactions, FFCA and/or Mortgagee, as applicable, shall release the liens created by the Mortgages corresponding to the Denver Premises, including, without limitation, the termination of all UCC-1 Financing Statements filed with respect to the Denver Premises. Except as otherwise provided for in this Agreement, including, without limitation, the provisions of Section 6 of this Agreement, FFCA and Mortgagee release and discharge PAC from all liabilities and obligations of PAC (i) arising or accruing under the Loan Documents evidencing the Loans corresponding to the Denver Premises subsequent to the Effective Date, except for such liabilities and obligations that specifically survive the repayment of the Loans under the Environmental Indemnity Agreement or other indemnity provisions of the Loan Documents and (ii) with respect to the Known Defaults.

     (d) The documents required to be executed by the parties pursuant to the terms of this Agreement are hereinafter referred to as the "Operative Documents."

     Section 2. Escrow Agent. On or prior to the date of the execution of this Agreement, the parties hereto shall deposit with Lawyers Title Insurance Corporation ("Escrow Agent") all documents and moneys necessary to comply with their obligations under this Agreement. Escrow Agent shall not cause the delivery of the Operative Documents unless and until it has received written instructions from FFCA, Mortgagee, PAC and Precision Holdings to do so. FFCA, Mortgagee, PAC and Precision Holdings hereby engage Escrow Agent to act as escrow agent in connection with the documents to be delivered pursuant to this Agreement. FFCA, Mortgagee, PAC and Precision Holdings will deliver to Escrow Agent all documents, pay to Escrow Agent all sums and do or cause to be done all other things necessary or required by this Agreement, in the reasonable judgment of Escrow Agent, to enable Escrow Agent to comply herewith and to enable any title insurance policy and/or endorsements provided for herein to be issued. Escrow Agent is authorized, in the event any conflicting demand is made upon it concerning these instructions or the escrow, at its election, to hold any documents and/or funds deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of FFCA, Mortgagee, PAC and Precision Holdings or to interplead such documents and/or funds in an action brought in any such court. Deposit by Escrow Agent of such documents and funds, after deducting therefrom its charges and its expenses and attorneys' fees incurred in connection with any such court action, shall relieve Escrow Agent of all further liability and responsibility for such documents and funds. Escrow Agent's receipt of this Agreement and opening of an escrow pursuant to this Agreement shall be deemed to constitute conclusive evidence of Escrow Agent's agreement to be bound by the terms and conditions of this Agreement pertaining to Escrow Agent. Disbursement of any funds shall be made by check, certified check or wire transfer, as directed by FFCA, Mortgagee, PAC and Precision Holdings. Escrow Agent shall be under no obligation to disburse any funds represented by check or draft, and no check or draft shall be payment to Escrow Agent in compliance with any of the requirements hereof, until it is advised by the bank in which such check or draft is deposited that such check or draft has been honored. Escrow Agent is authorized to act upon any statement furnished by the holder or payee, or a collection agent for the holder or payee, of any lien on or charge or assessment in connection with the Properties, concerning the amount of such charge or assessment or the amount secured by such lien without liability or responsibility for the accuracy of such statement.

     Section 3. Representations and Warranties of FFCA and Mortgagee. Each of FFCA and Mortgagee represents and warrants to the other parties hereto that:

          (a) it is a corporation or national association duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, with all corporate power and authority necessary to own, lease and operate its properties and carry on its business as now conducted and to execute, deliver and perform this Agreement and the Operative Documents to which it is a party;

          (b) all necessary corporate action has been taken on its part to authorize the execution, delivery and performance of this Agreement and the Operative Documents to which it is a party, and this Agreement has been duly executed and delivered by it;

          (c) the authorization, execution, delivery and performance of this Agreement and the Operative Documents to which it is a party will not result in any breach or default under any other document, instrument or agreement to which it is a party or by which it is subject or bound; and

          (d) this Agreement and, upon execution, the Operative Documents to which it is a party constitute its legal, valid and binding obligations enforceable against it in accordance with its terms.

     All representations and warranties of FFCA and Mortgagee in this Agreement and the Operative Documents to which they are a party shall survive the execution and delivery of this Agreement and such Operative Documents.

     Section 4. Representations and Warranties of PAC. PAC represents and warrants to FFCA and Mortgagee as follows:

          (a) it is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, with all power and authority necessary to own, lease and operate its properties and carry on its business as now conducted and execute, deliver and perform this Agreement and the Operative Documents to which it is a party;

          (b) all necessary organizational action has been taken by it to authorize the execution, delivery and performance of this Agreement and the Operative Documents to which it is a party and this Agreement has been duly executed and delivered by it;

          (c) there are no suits, actions, proceedings or investigations pending or, to the best of its knowledge, threatened against or involving it before any court, arbitrator or administrative or governmental body which might reasonably result in a material adverse change in the contemplated business, condition, worth or operations of PAC;

          (d) the authorization, execution, delivery and performance of this Agreement and the Operative Documents to which it is a party will not result in any breach or default under any other document, instrument or agreement to which it is a party or by which it is subject or bound;

          (e) the authorization, execution, delivery and performance of this Agreement and the Operative Documents to which it is a party will not violate any applicable law, statute, regulation, rule, ordinance, code or order;

          (f) this Agreement and, upon execution, the Operative Documents to which it is a party constitute the legal, valid and binding obligation of such entity, enforceable against such entity in accordance with its terms;

          (g) no consent, license, permit, approval or authorization of any person, entity or governmental authority, is required in connection with its execution, delivery or performance of this Agreement and the Operative Documents to which it is a party and the consummation of the Transactions, except for the consent of First Union National Bank, which consent PAC obtained on or prior to the Effective Date; and

          (h) each of PAC and the officer signing below in his capacity as an officer of PAC certify that to the best of their knowledge, information and belief, the aggregate fair market value of the Premises is not greater than the aggregate amount owing under the Notes.

All representations and warranties of PAC made in this Agreement and the Operative Documents to which it is a party shall survive the execution and delivery of this Agreement and such Operative Documents.

     Section 5. Representations and Warranties of Precision Holdings. Precision Holdings represents and warrants to FFCA and Mortgagee as follows:

          (a) it is a limited liability company, duly formed, validly existing and in good standing under the laws of its jurisdiction of formation, with all power and authority necessary to own, lease and operate its properties and carry on its business as now conducted and execute, deliver and perform this Agreement and the Operative Documents to which it is a party;

          (b) all necessary organizational action has been taken by it to authorize the execution, delivery and performance of this Agreement and the Operative Documents to which it is a party and this Agreement has been duly executed and delivered by it;

          (c) there are no suits, actions, proceedings or investigations pending or, to the best of its knowledge, threatened against or involving it before any court, arbitrator or administrative or governmental body which might reasonably result in a material adverse change in the contemplated business, condition, worth or operations of Precision Holdings;

          (d) the authorization, execution, delivery and performance of this Agreement and the Operative Documents to which it is a party will not result in any breach or default under any other document, instrument or agreement to which it is a party or by which it is subject or bound;

          (e) the authorization, execution, delivery and performance of this Agreement and the Operative Documents to which it is a party will not violate any applicable law, statute, regulation, rule, ordinance, code or order;

          (f) this Agreement and, upon execution, the Operative Documents to which it is a party constitute the legal, valid and binding obligation of such entity, enforceable against such entity in accordance with its terms; and

          (g) no consent, license, permit, approval or authorization of any person, entity or governmental authority, is required in connection with its execution, delivery or performance of this Agreement and the Operative Documents to which it is a party and the consummation of the Transactions.

     All representations and warranties of Precision Holdings made in this Agreement and the Operative Documents to which it is a party shall survive the execution and delivery of this Agreement and such Operative Documents.

     Section 6.  Rescission.  In the event that:

          (a) any of the Transactions, including, without limitation, any transfer or conveyance made pursuant to this Agreement or the Master Lease, is:

                    (i) rendered void, set aside or rescinded by operation of law or by order of any state or federal court of competent jurisdiction, or

                    (ii) recharacterized by order of any state or federal court of competent jurisdiction, or

          (b) the Master Lease is rejected or deemed rejected by order of any federal court of competent jurisdiction or passage of time or is the subject of a motion for rejection filed by PAC in any federal court of competent jurisdiction, or

          (c) Precision Holdings is the subject of a motion, complaint or order of substantive consolidation with PAC in any receivership, bankruptcy or similar proceeding,

(each, an "Avoidance Action"), then all agreements to waive any rights or remedies, reduce the applicable prepayment premium, release claims, waive defaults or consent to actions in violation of the Loan Documents effected under this Agreement shall be rescinded unless FFCA and Mortgagee, in their sole discretion, elect in writing to permit such forbearance agreements, claim releases, default waivers and/or consents to survive notwithstanding the Avoidance Action.

     Section 7. Closing Costs. All costs and expenses of the Transactions shall be paid by FFCA and Mortgagee (other than the attorneys' fees and expenses of PAC and Precision Holdings, which shall be paid by PAC and Precision Holdings), including, without limitation, the attorneys' fees and expenses of FFCA and Mortgagee, transfer and mortgage taxes, recording and filing fees, title insurance premiums and escrow fees, whether or not the Transactions are consummated; provided, however, PAC and Precision Holdings acknowledge and agree that a portion of the proceeds of the sale of the Denver Premises in the amount of $43,284.38 shall be retained by FFCA and Mortgagee to be applied toward the payment of such costs and expenses.

     Section 8. Conveyance of Operating Premises to Third-Parties. Following the consummation of the Transactions, Precision Holdings agrees to negotiate in good faith to sell the Operating Premises to third-party purchasers and to use reasonable efforts to consummate such sales prior to February 1, 2001.
Precision Holdings agrees that such sales shall be made subject to the condition that the Note and all other Loan Obligations corresponding to any Operating Premises that is sold shall be paid and discharged in full by Precision Holdings. Precision Holdings agrees to execute such documents, and to take such actions, as may be reasonably required by FFCA and Mortgagee to consummate such conveyances. FFCA and Mortgagee agree that, on or before the second business day prior to the date of closing designated by Precision Holdings for any conveyance of one or more Operating Premises, they will deliver to the title company designated by Precision Holdings a payoff letter which will contain a firm commitment to release all Mortgages, Notes and personal property security interests covering the Operating Premises to be conveyed (the "Marketed Premises") upon (i) receipt of the net proceeds of any such conveyance and (ii) the satisfaction and discharge in full of all Loan Obligations corresponding to the Marketed Premises. Notwithstanding the foregoing, neither FFCA nor Mortgagee shall have any obligation to release a Mortgage, Note or personal property security interest that serves as cross-collateral for the Marketed Premises. Upon receipt of the net proceeds of any such conveyance and upon the satisfaction and discharge in full of all Loan Obligations corresponding to the Marketed Premises, FFCA and Mortgagee will deliver executed releases of all Mortgages, Notes and personal property security interests principally corresponding to the Marketed Premises to the title company designated by Precision Holdings. In the event the net proceeds of any such conveyance exceed the amount necessary to satisfy and discharge in full all Loan Obligations corresponding to the Marketed Premises, the balance of said proceeds shall be applied toward the Loan Obligations of the remaining Operating Premises as FFCA and Mortgagee, in their sole discretion, shall determine. As used in this
Section 8, the term "net proceeds" shall mean the total proceeds from the sale of the Marketed Premises less closing costs of a similar nature as agreed upon in connection with the sale of the Denver Premises and personalty associated therewith.

     In the event any such sale of one or more Operating Premises is consummated within 90 days of the Effective Date of this Agreement, notwithstanding any provision to the contrary in the Note corresponding to such Operating Premises, Precision Holdings shall pay, in addition to the then outstanding principal balance and accrued interest due under each such Note, a prepayment premium equal to 4.75% of the then outstanding principal balance and accrued interest of each such Note in lieu of the prepayment premium presently provided for therein. In the event an Operating Premises is sold more than 90 days after the Effective Date of this Agreement, the prepayment provisions in the Note corresponding to such Operating Premises shall control.

     Section 9. Indemnity. (a) PAC agrees to indemnify, hold harmless and defend FFCA, Mortgagee, Precision Holdings and their respective directors, officers, shareholders, members, employees, successors, assigns, agents, beneficiaries and affiliates, as applicable, for, from and against any and all losses, costs, claims, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and court costs, incurred by such indemnified parties and arising as the result of the Transactions (collectively, "Losses"), the actions of FFCA, Mortgagee and Precision Holdings pursuant to this Agreement, the enforcement by FFCA or Mortgagee of their rights under this Agreement, and/or a breach of any of the representations, warranties, covenants, agreements or obligations of PAC set forth in this Agreement or any other Operative Document (excluding Losses suffered by any such indemnified party arising out of such indemnified party's gross negligence or willful misconduct).

     (b) Precision Holdings agrees to indemnify, hold harmless and defend FFCA, Mortgagee, PAC and their respective directors, officers, shareholders, employees, successors, assigns, agents, beneficiaries and affiliates, as applicable, for, from and against any and all Losses incurred by such indemnified parties and arising as the result of the Transactions, the actions of FFCA, Mortgagee and PAC pursuant to this Agreement, the enforcement by FFCA or Mortgagee of their rights under this Agreement, and/or a breach of any of the representations, warranties, covenants, agreements or obligations of Precision Holdings set forth in this Agreement or any other Operative Document (excluding Losses suffered by any such indemnified party arising out of such indemnified party's gross negligence or willful misconduct).

     Section 10. Default. A breach or default by PAC or Precision Holdings in their respective obligations under this Agreement shall be a default under each of the Loan Documents.

     Section 11.  Miscellaneous.

          (a) Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:


     If to PAC:                    Mr. Charles Dunlap
                                   Chief Executive Officer and President
                                   Precision Auto Care, Inc.
                                   748 Miller Drive, SE
                                   Leesburg, VA 20175
                                   Telephone: (703) 777-9095
                                   Telecopy:  (703) 771-7108

     If to Precision Holdings:     Precision Auto Care Holdings, LLC
                                   748 Miller Drive, SE
                                   Leesburg, VA 20175
                                   Attention:  Mr. Charles Dunlap
                                   Telephone: (703) 777-9095
                                   Telecopy:  (703) 771-7108
     If to Mortgagee
                or FFCA:           Dennis L. Ruben, Esq.
                                   Executive Vice President, General Counsel and
                                   Secretary
                                   Franchise Finance Corporation of America
                                   17207 North Perimeter Drive
                                   Scottsdale, AZ 85255
                                   Telephone: (602) 585-4500
                                   Telecopy:  (602) 585-2226

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

          (b) Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

          (c) Further Assurances. Each of the parties agrees to sign such other and further documents, and to take such other actions, as may be reasonably appropriate to carry out the intentions expressed in this Agreement.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

          (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel.

          (f) No Brokers. FFCA, Mortgagee, PAC and Precision Holdings warrant and represent to each other that they have not employed or retained the services of any broker, finder or other intermediary in connection with the Transactions, other than Matthew J. Sheedy of MJS Properties, Inc., and FFCA, Mortgagee, PAC and Precision Holdings, as applicable, agree to indemnify and hold each other harmless from and against a breach of such warranty and representation.

          (g) Forum Selection; Jurisdiction; Venue; Choice of Law. PAC and Precision Holdings acknowledge that this Agreement was substantially negotiated in the State of Arizona, this Agreement was delivered in the State of Arizona, all payments under the Loan Documents are being delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Each of PAC and Precision Holdings consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, each of PAC and Precision Holdings waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. This Agreement shall be governed by the internal laws of the State of Arizona without regard to its principles of conflicts of law.

          (h) Waiver of Jury Trial and Punitive, Consequential, Special and Indirect Damages. FFCA, MORTGAGEE, PAC AND PRECISION HOLDINGS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF FFCA, MORTGAGEE, PAC AND PRECISION HOLDINGS, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, PAC AND PRECISION HOLDINGS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM FFCA AND MORTGAGEE WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY PAC OR PRECISION HOLDINGS AGAINST FFCA ACQUISITION OR SERVICER OR ANY SUCCESSORS OF FFCA OR MORTGAGEE WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY PAC AND PRECISION HOLDINGS OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

          (i) Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Loan Documents and the other Operative Documents and instruments referred to herein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, of the parties or any of them with respect to the subject matter hereof, if any. This Agreement shall not constitute a waiver of any rights or remedies in respect of the Loan Documents except as specifically provided herein, and, except to the extent of the (1) modifications to the Loan Documents specifically referenced in this Agreement, and (2) waivers and consents expressly provided for in this Agreement, the Loan Documents are ratified and reaffirmed in all respects and are and shall remain in full force and effect.

          (j) Additional Representations and Agreements. (i) The parties represent and warrant to each other that they clearly understand the terms and conditions of this Agreement and have each been advised by counsel of their own selection with respect to the terms and conditions of this Agreement and the Transactions.

                    (ii) The parties stipulate and agree not to challenge the validity, enforceability or characterization of any of the Transactions.

                    (iii) Precision Holdings and PAC acknowledge the receipt of actual, adequate, new and contemporaneous consideration in connection with entering into this Agreement and consummating the Transactions.

                    (iv) The expressions of intent set forth in this subsection are a material inducement to FFCA and Mortgagee entering into this Agreement. Specifically, without limitation, it is the intent of the parties that the conveyance of the Denver Premises from PAC to Zayac and the conveyance of the Operating Premises from PAC to Precision Holdings be an absolute conveyance in effect as well as form, and the instruments of conveyance to be delivered at the time of the consummation of the Transactions are not intended to serve or operate as a mortgage, equitable mortgage, deed of trust, security agreement, trust conveyance or financing or trust arrangement of any kind, nor as a preference or fraudulent conveyance against any creditors of PAC or Precision Holdings. After the execution and delivery of the warranty deeds and bills of sale for the Denver Premises and the Operating Premises described in Section 1 above, PAC will not have any legal or equitable interest or any other claim or interest in the Denver Premises or the Operating Premises other than as set forth in the Master Lease. Furthermore, the parties intend for the Master Lease to be a true lease and not a transaction creating a financing lease, capital lease, equitable mortgage, mortgage, deed of trust, security interest or other financing arrangement, and the economic realities of the Master Lease are those of a true lease. Notwithstanding the existence of the Master Lease, neither party shall contest the validity, enforceability or characterization of the sale and purchase of the Denver Premises or the Operating Premises pursuant to this Agreement as an absolute conveyance, and the parties shall support the intent expressed herein that the purchase of the Denver Premises by Zayac and the Operating Premises by Precision Holdings pursuant to this Agreement provides for an absolute conveyance and does not create a joint venture, partnership, equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs. Nothing in this Agreement shall operate to restrict the right of Precision Holdings to convey one or more Operating Premises if the Loan Obligations corresponding to such Operating Premises have been fully satisfied or will be fully satisfied from the proceeds of the contemplated conveyance.

                    (v) This Agreement and the consummation of the Transactions shall not render PAC insolvent.

                    (vi) The parties acknowledge and agree that as a result of entering into this Agreement and consummating the Transactions no party shall receive more than they would if PAC were liquidated under Chapter 7 of the Bankruptcy Code.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

                              LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, Trustee for the registered holders of FFCA Secured Franchise Loan Trust 1999-2 Secured Franchise Loan-Backed Bonds pursuant to that certain Indenture dated as of September 1, 1999

                                   By: FRANCHISE FINANCE CORPORATION OF AMERICA, a Delaware corporation, as Attorney-in-Fact and Master Servicer pursuant to that certain Servicing Agreement dated as of September 1, 1999

                                   By /S/ Paul M. Lambert
                                      -------------------
                                   Name:  Paul M. Lambert
                                   Its   Vice President

                              FFCA ACQUISITION CORPORATION,

                              a Delaware corporation

                              By /S/ Paul M. Lambert
                              Printed Name Paul M. Lambert
                              Its Vice President

                                   PRECISION AUTO CARE, INC.,
                                   a Virginia corporation

                                   By /S/ Everett F. Casey
                                   Printed Name Everett F. Casey
                                   Its Vice President & Secretary

                                   PRECISION AUTO CARE HOLDINGS, L.L.C., a
                                   Delaware limited liability company

                                   By PRECISION AUTO CARE, INC.,
                                        a Virginia Corporation
                                        its managing member


                                   By /S/ Everett F. Casey
                                   Printed Name Everett F. Casey
                                   Its Vice President & Secretary

                                  SCHEDULE I

                                   THE LOANS

------------------------------------------------------------------------------------------------------------------------------------
FFCA N0         Contract No.   Store/Unit No.    Policy No.     Loan Amount           Property Address                City, ST
------------------------------------------------------------------------------------------------------------------------------------
8000-8808         2445               6          82-03-148623   $  450,000.00      8070 80th Avenue               Arvada, CO
------------------------------------------------------------------------------------------------------------------------------------
8000-8809         2446               9          82-03-181834   $  600,000.00      4450 South Buckley Road        Aurora, CO
------------------------------------------------------------------------------------------------------------------------------------
8000-8810         2447               2          82-03-148622   $  400,000.00      11604 West Belleview           Littleton, CO
------------------------------------------------------------------------------------------------------------------------------------
8000-8811         2448              30          82-02-127640   $  170,000.00      9160 East 38th Street          Indianapolis, IN
------------------------------------------------------------------------------------------------------------------------------------
8000-8812         2449              31          82-02-127639   $  772,000.00      8150 Pendelton Pike            Lawrence, IN
------------------------------------------------------------------------------------------------------------------------------------
8000-8813         2450               1          82-03-150594   $  550,000.00      8411 North Huron Street        Federal Heights, CO
------------------------------------------------------------------------------------------------------------------------------------
8000-8814         2451              16          82-02-557195   $  205,000.00      2110 East Livingston           Columbus, OH
------------------------------------------------------------------------------------------------------------------------------------
8000-8815         2452               4          82-03-148624   $  425,000.00      5575 Leetsdale Drive           Denver, CO
------------------------------------------------------------------------------------------------------------------------------------
8000-8816         2453              36          82-02-557196   $  500,000.00      794 South State Street         Westerville, OH
------------------------------------------------------------------------------------------------------------------------------------
8000-8817         2454               8          82-03-148621   $  564,000.00      6415 Miller Street             Arvada, CO
------------------------------------------------------------------------------------------------------------------------------------
8000-8818         2455               3          82-03-181836   $  341,000.00      4555 South Chambers Road       Aurora, CO
------------------------------------------------------------------------------------------------------------------------------------
8000-8819         2456              32          82-02-557197   $  425,000.00      900 West 5th Street            Columbus, OH
------------------------------------------------------------------------------------------------------------------------------------
8000-8820         2457              33          82-02-557198   $  125,000.00      1085 South Hamilton Road       Columbus, OH
------------------------------------------------------------------------------------------------------------------------------------
8000-8821         2458              34          82-02-557194   $  217,000.00      2295 Morse Road                Columbus, OH
------------------------------------------------------------------------------------------------------------------------------------
8000-8823         2460              N/A         135-02-983026  $   450,00.00      1260 Barnum Avenue             Stratford, CT
------------------------------------------------------------------------------------------------------------------------------------
8000-8824         2461               7          82-03-148620   $  282,000.00      1215 South Sheridan Boulevard  Lakewood, CO
------------------------------------------------------------------------------------------------------------------------------------
8000-8825         2462              40          82-02-127638   $  233,000.00      3940 N. High School Road       Indianapolis, IN
------------------------------------------------------------------------------------------------------------------------------------
8000-8826         2463              29          82-02-127637   $  420,000.00      4115 S. Emerson Avenue         Indianapolis, IN
------------------------------------------------------------------------------------------------------------------------------------
8000-8827         2464               5          82-03-18137    $   75,000.00      1530 Kingston Street           Aurora, CO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               $7,204,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE II

                              THE DENVER PREMISES


     FFCA No.      Unit No.   Address

     8000-8808        6       8070 80/th/ Avenue; Arvada, Colorado
     8000-8809        9       4450 South Buckley Road; Aurora, Colorado
     8000-8810        2       11604 West Belleview; Littleton, Colorado
     8000-8813        1       8411 North Huron Street; Federal Heights, Colorado
    *8000-8815        4       5575 Leetsdale Drive; Denver, Colorado
     8000-8817        8       6415 Miller Street; Arvada, Colorado
     8000-8818        3       4555 South Chambers Road, Aurora, Colorado
     8000-8824        7       1215 South Sheridan Boulevard; Lakewood, Colorado
     8000-8827        5       1530 Kingston Street; Aurora, Colorado

* Ground Lease site. Zayac will assume all lease obligations of PAC under the ground lease.

                                 SCHEDULE III

                            THE OPERATING PREMISES


   FFCA No.        Unit No.      Address

   8000-8811         30          9160 East 38/th/ Street; Indianapolis, Indiana
   8000-8812         31          8150 Pendelton Pike; Lawrence, Indiana
   8000-8814         16          2110 East Livingston; Columbus, Ohio
   8000-8816         36          794 South State Street; Westerville, Ohio
   8000-8819         32          900 West 5/th/ Street; Columbus, Ohio
   8000-8820         33          1085 South Hamilton Road; Columbus, Ohio
   8000-8821         34          2295 Morse Road; Columbus, Ohio
   8000-8823         N/A         1260 Barnum Avenue; Stratford, Connecticut
   8000-8825         40          3940 N. High School Road; Indianapolis, Indiana
   8000-8826         29          4115 S. Emerson Avenue; Indianapolis, Indiana

                                   EXHIBIT A

            PURCHASE AGREEMENT FIRST AMENDMENT TO PURCHASE AGREEMENT

          THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made as of July 21, 2000, by and between ZAYAC PROPERTY HOLDING COMPANY, LLLP, a Colorado limited liability partnership (the "Original Buyer"), ZAYAC PROPERTY HOLDINGS, LLLP, a Colorado limited liability limited partnership (the "New Buyer"), and PRECISION AUTO CARE, INC., a Virginia corporation (the "Seller").

                                   RECITALS
                                   --------

          WHEREAS, the Original Buyer and the Seller are parties to a Purchase Agreement dated June 29, 2000, pursuant to which certain identified Real Property and related personal property are to be sold by the Seller to the Original Buyer;

          WHEREAS, the Purchase Agreement provides that the Original Buyer may assign all right, title and interest and obligations in and to the Purchase Agreement to a party to which it is related by common ownership;

          WHEREAS, the Original Buyer desires to assign and transfer to the New Buyer all right, title and interest and obligations in and under the Purchase Agreement, and the New Buyer desires to assume all right, title and interest and obligations in and under the Purchase Agreement;

          WHEREAS, the Original Buyer, the New Buyer and the Seller have agreed to extend the Closing Date contemplated by the Purchase Agreement from July 21, 2000 to July 31, 2000; and

          WHEREAS, the Original Buyer, the New Buyer and the Seller desire to supplement certain Schedules attached to the executed Purchase Agreement.

                                  AGREEMENTS
                                  ----------

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

          1.   Extension of Closing Date.  For all purposes of the Purchase
               -------------------------
Agreement, the Closing Date shall be extended from July 21, 2000 to July 31, 2000. Accordingly, the deadline for the Buyer to deliver the allocation of the purchase price pursuant to Section 1.04 of the Purchase Agreement and to complete Buyer's review of the title commitments, surveys, environmental studies and other due diligence materials relating to the Real Property pursuant to
Section 6.02 of the Purchase Agreement is hereby extended from July 18, 2000 to July 26, 2000.

          2.   Assignment and Assumption of Buyers Rights and Obligations under
               ----------------------------------------------------------------
the Purchase Agreement.  The Original Buyer hereby assigns and transfers all
----------------------
right, title and interest and obligations in and under the Purchase Agreement to the New Buyer. The New Buyer hereby accepts the assumption of all right, title and interest and obligations in and under the Purchase Agreement. The Seller hereby consents to the foregoing assignment. The New Buyer shall hereafter constitute the Buyer for all purposes of the Agreement.

          3.   Schedules.  The attached Schedule 1.01 and Schedule 4.11, which
               ---------
were inadvertently omitted from the executed Purchase Agreement, are hereby added as supplements to existing Schedule 1.01 and as Schedule 4.11 to the Purchase Agreement, respectively.

          4.   All other Agreements remain in Full Force and Effect.  All other
               ----------------------------------------------------
representations, warranties, covenants and agreements of the Buyer and the Seller contained in the Purchase Agreement remain in full force and effect.

          IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

                                   SELLER:

                                   PRECISION AUTO CARE, INC.


                                   By: /S/ Charles L. Dunlap
                                       ---------------------
                                       Charles L. Dunlap, President

                                   ORIGINAL BUYER:

                                   ZAYAC PROPERTY HOLDING COMPANY, LLLP


                                   By: /S/ John R. Zayac
                                       -----------------
                                       John R. Zayac, General Partner

                                   NEW BUYER:

                                   ZAYAC PROPERTY HOLDINGS, LLLP


                                   By: /S/ John R. Zayac
                                       -----------------
                                       John R. Zayac, General Partner

                                 Schedule 1.01

     The Real Property referred to in the Purchase Agreement to which this supplement to Schedule 1.01 is attached is located at the following addresses:

     1.   8070 West 80/th/ Avenue
          Arvada, Colorado 80005

     2.   4450 S. Buckley Road
          Aurora, Colorado 80015

     3.   11604 West Belleview
          Littleton, Colorado 80127

     4.   8411 North Huron Street
          Federal Heights, Colorado 80221

     5.   6415 Miller Street
          Arvada, Colorado 80004

     6.   4555 South Chambers Road
          Aurora, Colorado 80015

     7.   1215 South Sheridan
          Lakewood, Colorado 80226

     8.   5575 Leetsdale Drive
          Denver, Colorado 80222

     9.   1530 Kingston Street
          Aurora, Colorado 80010

                                 Schedule 4.11

                                   Contracts


                                     NONE

                              PURCHASE AGREEMENT


                                By and Between

                          PRECISION AUTO CARE, INC.,

                                  as Seller,

                                      and

                     ZAYAC PROPERTY HOLDING COMPANY, LLLP,

                                   as Buyer



                           Dated as of June 29, 2000

                              PURCHASE AGREEMENT
                              ------------------


     THIS PURCHASE AGREEMENT ("Agreement") is made as of June 29, 2000, by and between ZAYAC PROPERTY HOLDING COMPANY, LLLP, a Colorado limited liability limited partnership ("Buyer"), and PRECISION AUTO CARE, INC., a Virginia corporation ("Seller").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Seller operates a car wash business in the Denver metropolitan area at nine locations wherein Seller either owns the fee title to the real property or has a leasehold interest to occupy the real property;

     WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the real property listed on Schedule 1.01 and specific tangible and
                                   -------------
intangible assets used in or held for use in connection with the operation of the nine car washes listed on Schedule 1.01 attached hereto (the "Business").
                              -------------
Because Seller does not own the fee title to the real property at the corner of Leetsdale and Holly location but, rather, a leasehold interest (the "Leetsdale Lease"), Seller desires to assign to Buyer and Buyer desires to assume from Seller the leasehold interest to the Leetsdale Lease; and

     WHEREAS, Seller and Buyer desire to enter into this Agreement to effect the purchase and sale of such real property and assets free and clear of all liens and encumbrances pursuant to the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

                                  ARTICLE I.

                 PURCHASE AND SALE OF REAL PROPERTY AND ASSETS

     Section 1.01.  Purchase and Sale of Real Property and Assets on the Closing
                    ------------------------------------------------------------
Date. Subject to the terms and conditions hereof, on the Closing Date (as
----
defined in Section 2.01(a) hereof), Seller shall (i) transfer, sell, convey and deliver to Buyer those certain tracts of real property together with all interests of Seller in any vacated streets or alleys adjacent thereto, all easements and other appurtenances and benefits thereto, all improvements thereon and all attached fixtures, more particularly described on Schedule 1.01 attached
                                                          -------------
hereto (collectively, the "Real Property"), which Real Property shall be free and clear of all liens, liabilities, claims, mortgages, obligations, taxes, assessments or other encumbrances of any kind or nature, except for use restrictions imposed by zoning regulations, easements conveyed to public utilities and access easements which do not materially affect the value of the Real Property ("Liens"), and (ii) assign, transfer, sell, convey and deliver to Buyer all of Seller's right, title and interest in and to specific tangible and intangible assets of Seller necessary for the normal course of business operation of the Business, as they shall exist on the Closing Date (the "Purchased Assets"), free and clear of all Liens, including but not limited to the following:

          (a) the tangible and intangible personal property used by Seller currently and customarily used in the course of the Business, including all working inventory, tools, equipment, spare parts, vehicles, machinery, stock, supplies, changer coinage and tokens, licenses of software currently used in the operation of the Business, electronic copies of all documentation, checklists and forms used in the operation of the business, and other items listed on
Schedule 1.01 (to be provided by Seller prior to the Closing Date) and attached
-------------
hereto;

          (b) copies of all books, files, and records in Seller's possession concerning the operation of the Business and all other files necessary to conduct and operate the Business and copies of all title commitments and title policies, surveys, engineering studies and reports, environmental studies and reports and related documents in Seller's possession concerning the Real Property;

          (c) all rights and benefits of Seller in, to and under the Leetsdale Lease; and

          (d)  all goodwill of the Seller related to the Business.

     The Real Property together with the Purchased Assets shall be collectively referred to as the "Property".

     Section 1.02.  Purchase Price. The Purchase Price shall consist of cash
                    --------------
paid by Buyer to Seller in the amount of $4,900,000.

     Section 1.03.  Manner of Payment.
                    -----------------

          (a) Pursuant to the terms of the Earnest Money Escrow Agreement, Buyer has deposited earnest money in the amount of $100,000 with the Title Company (as defined in Section 6.01(c) hereof), to be held in trust in an interest bearing account accruing to the benefit of Buyer and to be applied to the Purchase Price on the Closing Date or returned to the Buyer in accordance with this Agreement; and

          (b) On the Closing Date, Buyer shall deliver to the Title Company, in the form of a certified check, cashier's check or wire transfer, the sum of $4,800,000 (the "Closing Payment"), subject to Section 1.06.

     Section 1.04.  Allocation of Purchase Price. The Purchase Price shall be
                    ----------------------------
allocated, by Buyer, as set forth on Schedule 1.04, which shall be delivered to
                                     -------------
Seller by Buyer, no later than July 18, 2000, and subject to Seller's approval, which approval shall not be unreasonably withheld, delayed or conditioned. The approved Schedule 1.04 shall be attached hereto in final form on the Closing Date. The parties hereby agree that the allocation of the Purchase Price shall be controlling for tax purposes and shall be utilized in preparing Internal Revenue Service ("IRS") Form 8594.

     Section 1.05.  No Assumption of Liabilities. Buyer shall not assume or be
                    ----------------------------
liable for or obligated to pay any debts, liabilities or obligations of any kind related to Seller, the Business or the Property arising prior to the Closing Date (collectively, "Seller's Liabilities"), including, without limitation, any:
(i) accounts payable or liabilities or obligations of any kind to creditors or employees (including any obligations under any employment agreements, profit sharing or other benefit plans) of Seller; (ii) any other liabilities or obligations of Seller related to transactions or occurrences prior to the Closing Date; or (iii) Liens or other existing or contingent obligations related to the Real Property, Purchased Assets or to the Business, the liability for which arose prior to the Closing Date. Seller shall be liable for any state, transfer and other taxes (exclusive of transfer taxes related to the deed for the Real Property) arising from the consummation of the transactions contemplated herein.

     Section 1.06.  Escrow. At Closing, Seller shall deposit with the Title
                    ------
Company, to hold in escrow ("Escrow"), the amount of $25,000 ("Escrowed Funds"). Such Escrowed Funds shall be used to satisfy any matters with respect to which Seller has indemnified Buyer pursuant to the terms of this Agreement. If, and in the event, after Closing, Buyer receives written notice of a claim sought against Seller for any matters with respect to which Seller has indemnified Buyer pursuant to the terms of this Agreement, Buyer shall promptly provide Seller written notification of such a claim. Seller shall have a period of ten
(10) days to assume, discharge, or undertake in good faith the assumption or discharge, including the commencement of an appropriate action to dispute the validity of such claim. In the event Seller fails to so assume, discharge, undertake or dispute the claim within the referenced time period, Buyer may elect to satisfy the obligation with the Escrowed Funds. In the event Buyer elects to so satisfy such a claim, Buyer shall provided written notification to the Title Company directing the Title Company to directly pay such claim. This Escrow has been created as an accommodation to Buyer, to facilitate the smooth transition of the Purchased Assets, and is in no way meant to imply the assumption of any liabilities by Buyer, the assumption of any obligation of Seller to Buyer or by Buyer to satisfy trade payables arising out of the operation of the Business prior to the Closing Date or the release of Seller's obligations with respect to any and all of its debts and liabilities. Sixty
(60) days from the Closing Date, Buyer shall direct, in writing, the Title Company to release the remaining balance, if any, of the Escrowed Funds to the Seller.

                                  ARTICLE II.

                                    CLOSING

     Section 2.01.  Closing. The payment to Seller of the Purchase Price, the
                    -------
delivery of documents set forth in Section 2.02, and the sale of the Property to Buyer, as contemplated herein (the "Closing"), shall take place at 10:00 a.m. on July 21, 2000 at the offices of Hall & Evans, L.L.C., 1200 17th Street, Suite 1700, Denver Colorado or such other place and date as may be agreed upon between the parties (the "Closing Date").

     Section 2.02.  Deliveries on Closing Date.
                    ----------------------------

               (a)  Seller's Obligations. On the Closing Date, Seller shall
                    --------------------
deliver to Buyer each of the following documents in form and substance satisfactory to Buyer:

                    (1) one or more special warranty deeds conveying to Buyer each of the properties comprising the Real Property, free and clear of any and all Liens, in proper form for recording, duly executed, witnessed and acknowledged, so as to convey to Buyer the fee simple title to the Real Property;

                    (2) one or more bills of sale conveying to Buyer all of the Purchased Assets, free and clear of all liens and encumbrances;

                    (3) one or more trademark/technology licensing agreement for the use of the "Precision Wash" trademark and the wash technology software currently used by Seller in connection with the Business;

                    (4)  DELETED

                    (5) a good standing certificate for Seller from the Secretary of State of the Commonwealth of Virginia and a certificate of qualification to do business for Seller from the Secretary of State of the State of Colorado;

                    (6) an opinion of Seller's counsel in the form of Exhibit A attached hereto;

                    (7) a certificate of the President of Seller that all of the representations and warranties of Seller contained herein are true and correct in all material respects as of the Closing Date (except to the extent that any such representation or warranty relates by its express terms solely to a prior date, in which event such representation or warranty was true and correct as of such date) and that Seller shall have, or have caused to be, performed all covenants, agreements and conditions contained herein to be performed and observed by Seller on or before the Closing Date;

                    (8) a certificate of the Secretary of Seller certifying resolutions duly adopted by Seller's Board of Directors and shareholders authorizing the execution, delivery and performance of this Agreement by Seller and certifying that such resolutions are remain in full force and effect;

                    (9) copies of all files and records described in Section 1.01(b) hereof;

                    (10) a commitment for the issuance of the Title Policy (as defined in Section 6.01(c) hereof);

                    (11) assignment and assumption agreement for the Leetsdale
               Lease;

                    (12) obtain free and clear title to the property leased from the Dillon Leasing Company and the Young Electric Sign Company or provide Buyer with a Purchase Price adjustment for the value of the leased property; and

                    (13) such other documents, assignments, deeds, bills of
               sale, instruments of conveyance, and certificates of officers as reasonably may be required by Buyer or the Title Company to consummate this Agreement and the transactions contemplated herein.

               (b)  Buyer's Obligations. On the Closing Date, Buyer shall
                    -------------------
deliver to Seller each of the following documents in form and substance satisfactory to Seller:

                    (1) a certificate executed by Buyer that all of the representations and warranties of Buyer contained herein are true and correct in all material respects as of the Closing Date (except to the extent that any such representation or warranty relates by its express terms solely to a prior date, in which event such representation or warranty was true and correct as of such date) and that Buyer shall have, or have caused to be, performed all covenants, agreements and conditions contained herein to be performed and observed by Buyer at or before the Closing Date; and

                    (2) such other documents as reasonably may be required by Seller to consummate this Agreement and the transactions contemplated herein.

               (c)  Payments. On the Closing Date, Buyer shall pay to Seller the
                    --------
payments provided for in 1.03 hereof.

     Section 2.03   Closing Costs.
                    -------------

               (a)  Seller shall pay:

                    (1) The costs of the owner's Title Policy, including the costs of any endorsements to the title insurance policy necessary to deliver extended coverage of title insurance;

                    (2) The costs, if any, of any survey and environmental reports, previously obtained by Seller and to be provided to Buyer prior to the Closing Date;

                    (3) The costs, if any, of curing title defects and recording any curative title documents, if Seller has elected to cure;

                    (4) The costs of satisfying any consensual liens made by Seller on the Property;

               (5) The consulting fee payable to Matthew J. Sheedy (including any co-consulting fees payable by Matthew J. Sheedy to other consultants) incurred in connection with the sale of the Property and Business to Buyer, if and when this transaction closes, in accordance with a separate agreement between Matthew J. Sheedy and Seller;

               (6)  One-half of the Title Company's escrow agent's fees;

               (7) Seller's consultant and attorneys' fees relating to the sale of the Property; and

               (8) The costs of any transfer fees, loan prepayment fees or penalties and document assignment expenses necessary to consummate the transaction contemplated hereby.

          (b)  Buyer shall pay:

               (1)  The costs of Buyer's due diligence investigations;

               (2) The costs of any supplemental survey(s) or environmental site assessment(s) to be obtained by Buyer, if any;

               (3)  One-half of the Title Company's escrow agent's fees;

               (4)  The costs of the lender's Title Policy;

               (5)  Documentary fee relating to the deed(s);

               (6)  The costs of recording the deed(s);

               (7)  Transfer taxes on the deed(s), if any; and

               (8)  Buyer's attorneys' fees.


                                 ARTICLE III.

                                   COVENANTS

     Section 3.01.  Covenants of Seller.
                    --------------------

          (a)  Conduct of Business by Seller.  Between the date hereof and the
               -----------------------------
Closing Date, Seller agrees that it will (1) conduct the Business diligently, in the ordinary course and in a prudent and businesslike manner, any extraordinary transactions shall require Buyer's written consent; (2) use its best efforts to preserve intact its present business organization, good will and advantageous relationships with all persons having business dealings with Seller; (3) not take any action that could reasonably be expected to adversely affect the transaction contemplated herein, or the Business; and (4) use its best efforts to preserve and maintain in force all of its licenses, permits, registration, contracts and other similar rights.

          (b)  Access to Information.  Upon reasonable notice to Seller, Buyer
               ---------------------
shall have access, during normal business hours, to Seller's books, records, and files related to the Business or the Property, and shall be furnished such information related to the purchase as Buyer may reasonably request for purposes incident to this Agreement; provided, however, that (1) such access shall not unreasonably interfere with Seller's business operations; and (2) in the event the transactions contemplated by this Agreement are not consummated for any reason, Buyer shall promptly return to Seller any and all documents, theretofore furnished by Seller to Buyer. To the extent not previously provided to Buyer, as soon as practical following execution of this Agreement, Seller shall provide to Buyer or give Buyer access to the following documentation:

               (1) Copies of all documents of title to titled property, including exceptions thereto, of any kind or description relating to the Real Property, Purchased Assets and Business;

               (2)  Copies of all Permits and contracts;

               (3) Such other documents as are deemed reasonably necessary by Buyer to carry out its due diligence investigation prior to the Closing Date.

     Until the Closing Date, Buyer and its principals will retain all such information regarding the Business in confidence, will not disclose such information to any third party other than to authorized agents, attorneys, accountants, Buyer's banks and other necessary parties without the prior written permission of Seller, and will use such information only for the purposes of completing the transactions contemplated by this Agreement. In addition, any information regarding the Seller and its subsidiaries beyond the scope of the Business being conveyed by Seller to Buyer, shall not be divulged or communicated by Buyer or any of its principals to any other person.

          (c)  Consents and Approvals.  Seller shall use its best efforts at its
               ----------------------
sole expense to acquire all consents and approvals identified as being required on Schedule 4.03 attached hereto by reason of its execution, delivery and
   -------------
performance of this Agreement.

          (d)  Prohibited Transactions.  Between the date hereof and the Closing
               -----------------------
Date, Seller agrees that it will not, without the prior written consent of Buyer, (1) sell, transfer, lease, mortgage, pledge or otherwise encumber or dispose of any of the Real Property or any of the Purchased Assets except in the ordinary course of its business or as specifically contemplated herein; (2) make any change in its articles of incorporation or bylaws; (3) liquidate or dissolve; (4) merge or consolidate with or into any other corporation, or (5) modify, amend, cancel or terminate any contracts relating to the Business.

          (e)  Tax Returns and Tax Clearances.  Seller will prepare or cause to
               ------------------------------
be prepared all income, franchise, sales and other tax returns or reports required by law and promptly make all tax payments which are required through the Closing Date. Seller will cooperate with Buyer's counsel in the submission of any required tax clearance requests to the various state taxing authorities to which Seller is subject and will cooperate with such authorities to facilitate the issuance of all such required tax clearances.

          (f)  Non-Solicitation.  So long as Buyer continues to use its best
               ----------------
efforts to conclude the transactions contemplated herein, neither Seller nor any of its representatives or agents shall directly or indirectly solicit or engage in discussions or negotiations with, or provide any non-public information to or otherwise cooperate with, any other person or entity which seeks to acquire, or expresses an interest in acquiring, all or any substantial part of the Business, nor will Seller directly or indirectly enter into any agreement with or grant any option to any third person or entity in connection with a transaction inconsistent with Buyer's acquisition of the Business; provided, however, that nothing herein will limit Seller's right to engage in any activity, including the disposition of any asset, in the ordinary course of business consistent with past practice.

          (g)  Non-Competition.  Seller hereby covenants with Buyer for a period
               ---------------
of two (2) years from and after the Closing Date that Seller, shall not directly or indirectly, own, manage, operate, join, control, engage or participate in the ownership, management, conduct, operation or control of any corporation, partnership or other business or enterprise ("entity") which operates a car wash within a one mile radius of any of the nine car washes acquired as provided herein. Buyer and Seller agree that the remedy at law for a breach of the foregoing will be inadequate and that Buyer shall be entitled to the injunctive relief restraining Seller or such entity from any breach or anticipated breach hereof, which relief shall be cumulative to other remedies and relief ordinarily available under such circumstances and shall not be construed as an exclusive remedy or relief.

          (h)  Employees.  Seller hereby covenants and agrees to make available
               ---------
the services of William R. Klum, for a period of up to thirty (30) days, and at no cost to Buyer, for purposes of ensuring a smooth transition of the Business. In addition, in the event Buyer desires to hire William R. Klum, or any other employee of the Business, Seller hereby covenants and agrees to release William
R. Klum or any other employee of the Business from any employment or non-competition agreement the Company may currently have with William R. Klum or any other employee of the Business. Furthermore, Seller agrees not to interfere with any negotiations Buyer may have with any employees of the Business, prior to the Closing Date, related to continued employment with Buyer; however, Buyer agrees not to solicit Robert Knuesel for employment.

          (h)  Telephone Services.  Seller hereby covenants and agrees, for a
               ------------------
period of sixty (60) days after the Closing Date, at no additional cost to Buyer, to maintain all telephone lines currently used in connection with the Business and to forward such lines to telephone numbers designated by Buyer.

          Section 3.02.  Mutual Covenants. Each of Buyer and Seller will use its
                         ----------------
best efforts to (a) fulfill and satisfy or cause to be fulfilled and satisfied all of the conditions required to be fulfilled and satisfied by Buyer or Seller, respectively, at or prior to the Closing Date, (b) perform or cause to be performed all of the matters required of Buyer at or prior to the Closing Date, and (c) take such steps and do such acts as may be necessary to make all of its representations and warranties contained in this Agreement true and correct as of the Closing Date, with the same effect as if the same had been made, and this Agreement had been dated, as of such closing date.

                                 ARTICLE IV.

                    SELLER'S REPRESENTATIONS AND WARRANTIES

     As a material inducement for Buyer to enter into and perform its obligations under this Agreement, Seller represents and warrants to Buyer as follows:

     Section 4.01.  Corporate Authority. Seller is a corporation duly organized
                    -------------------
and validly existing and in good standing under the laws of the Commonwealth of Virginia. Seller is duly qualified to transact business as a foreign corporation in the State of Colorado. Seller has all requisite corporate power and authority to own its properties and to conduct its businesses as currently conducted, and to enter into and perform its obligations under this Agreement and all agreements contemplated hereby. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

     Section 4.02.  No Adverse Proceedings. There are no court actions,
                    ----------------------
arbitrations or regulatory proceedings pending or, to the best of Seller's knowledge, threatened in which the transfer of the Property or the operation of the Business is sought to be restrained in any way or by which the Business would be adversely affected thereby.

     Section 4.03.  No Restrictions Against Performance. The execution and
                    -----------------------------------
delivery of this Agreement by Seller and the performance by Seller of the transactions contemplated herein will not violate or conflict with, or constitute a breach or default under, or result in the creation or imposition of any Lien under, (a) the articles of incorporation or bylaws of Seller, (b) any applicable statute, law, regulation or rule, or (c) any contract, instrument, agreement, lease, mortgage, judgment, order, decree or other restriction to which Seller is a party or by which Seller is bound, except that prior written consent to the transaction contemplated herein, must be obtained from the parties listed on the attached Schedule 4.03, Seller hereby agrees to use its best efforts to obtain such consents. No filing with or approval or authorization of any Governmental Authority is required for Seller to enter into and to perform its obligations under this Agreement.

     Section 4.04.  Title; No Liens. Set forth on Schedule 1.01 attached hereto
                    ---------------               -------------
is a true and complete list of all tangible personal property necessary to operate the Business. Seller has good and marketable title to all the Property and as of the Closing Date will own the Property to be transferred at such closing free and clear of all Liens, rights of first refusal, restrictions or other adverse legal or equitable interests of any kind or nature, except for use restrictions imposed by zoning regulations and easements conveyed to public utilities. All of the Real Property together with the Purchased Assets are in good operating condition and repair with respect to industry standards and are in compliance in all respects with all applicable laws, regulations, orders and ordinances. None of the Property is subject to any pending or, to the best of Seller's knowledge, threatened, adverse change, judicial or regulatory order, ordinance or zoning restriction.

     Section 4.05.  Environmental Matters. Seller has used no Hazardous Material
                    ---------------------
on the Real Property or in connection with the Purchased Assets in violation of any Environmental Law nor has Seller knowingly permitted any other person to do so and, further, Seller is not aware of the presence of any Hazardous Material affecting the Real Property or the Purchased Assets in violation of any Environmental Law. "Environmental Law" means any current legal requirement in effect at the Closing Date pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, protection or use of natural resources and wildlife, (c) the protection or use of source water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any release to air, land, surface water, and groundwater); and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801, Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC App. 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended by 42 USC 300(f) et seq., and any similar, implementing or successor law, any amendment, rule, regulation, order or directive, issued thereunder. "Hazardous Material" means any hazardous or toxic substance as defined in or regulated by any Environmental Law in effect at the pertinent date or dates.

     Section 4.06.  Personal Property. All tangible personal property comprising
                    -----------------
the Purchased Assets is usable or saleable in the ordinary course of business, has been adequately maintained, is in good condition consistent with industry standards, and is functionally adequate for its intended use.

     Section 4.07.  No Other Options. No person or entity other than Buyer has
                    ----------------
any right or option to purchase Seller's interest in the Property or the Business, except for William R. Klum to whom the business must be re-offered if the Closing Date does not occur before July 31, 2000. There is no other person or entity that has any right, interest or option to the real property subject to the Leetsdale Lease.

     Section 4.08.  Taxes. All federal, state and other tax returns and reports
                    -----
required to be filed in connection with the Property or the Business have been duly filed by Seller and all taxes and other assessments and levies (including all interest and penalties) including, without limitation, income, franchise, real estate, sales, gross receipts, use and telecommunications excise and service taxes and employee withholding taxes, owed in connection with the Property or the operation of the Business have been paid by Seller. Seller has not waived any statute of limitation with respect to any tax or other assessment or levy applicable to Seller or the Property and all such taxes and other assessments and levies which Seller is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper Governmental Authorities or segregated and set aside for such payment and, if so segregated and set aside, shall be so paid by Seller as required by law. Neither the IRS nor any other taxing authority is now asserting or, to the best of Seller's knowledge, is threatening to assert against Seller any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

     Section 4.09.  No Misstatements or Omissions. None of the information or
                    -----------------------------
documents furnished or to be furnished by or on behalf of Seller to Buyer or to any of Buyer's representatives pursuant to this Agreement, including all Exhibits and Schedules hereto, is or will be false or misleading as to any material fact or omits or will omit to state a material fact required to be stated therein or necessary in order to make any of the statements made therein, in light of the circumstances under which they were made, not misleading.

     Section 4.10.  Insurance. Seller maintains policies of fire, casualty,
                    ---------
liability and other forms of insurance in such amounts and against such risks and losses as are reasonable and adequate for the Property and the Business. All of the Property is insured under such insurance policies in an amount not less than the actual replacement value thereof against all risks usually insured against by persons operating similar businesses.

     Section 4.11.  Contracts. Attached hereto as Schedule 4.11 is a true and
                    ---------                     -------------
complete list (or summaries in the case of oral agreements) of all agreements related to the Business or the Property (other than contracts described on other schedules to this Agreement). Each of such contracts has been entered into in the ordinary course of business and is a valid and binding agreement of the parties thereto enforceable against the parties thereto in accordance with its terms. Neither Seller nor, to the best of Seller's knowledge, any other party to any such contract is in default under the terms of any such contract, nor has any event occurred, which, with the passage of time or giving of notice, would constitute such a default of Seller or any such other party.

     Section 4.12.  Undisclosed Liabilities. There is no claim or liability of
                    -----------------------
any nature whatsoever, whether absolute, accrued, contingent or otherwise, which could have an adverse effect upon the Property or the Business.

     Section 4.13.  Absence of Certain Changes. Since December 31, 1999, there
                    --------------------------
has not been (a) any adverse change in the Business; (b) any damage, destruction or loss to any of the Property, whether or not covered by insurance, which adversely affected or impaired, or which does or may adversely affect or impair the Property or the Business; or (c) any other transaction, event or condition of any character which has or may have an adverse effect upon the Property or the operation of the Business after the Closing Date.

     Section 4.14.  No Violation. Seller has no knowledge of any facts or
                    ------------
circumstances which would indicate that it is in default or violation of any of the terms, conditions or provisions of any loan or mortgage affecting the Property or Business, contract, the Leetsdale Lease, or order, rule or regulation of any Governmental Authority having jurisdiction over the Property or the Business, except for a cash flow coverage ratio default under the Seller's loan agreement with FFCA Acquisition Corporation which will be cured by the application of the proceeds of the sale of the Business on the Closing Date.

     Section 4.15.  Employees. Buyer has no obligation to employ or hire any
                    ---------
person presently or formerly employed by Seller and Seller shall indemnify and hold Buyer harmless from and against any and all claims whatsoever by any such employee.

     Section 4.16.  Broker's Fees. Neither Seller nor anyone acting on its
                    -------------
behalf has retained any broker, finder or agent or agreed to pay any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement, except for the consulting fee payable to Matthew J. Sheedy, by Seller.

     Section 4.17.  Prepayments.   Except for the "frequent wash program" and
                    -----------
"wash tokens," Seller has no customer prepayments for any undelivered and unused goods or services as of the date of Closing or held on deposit by Seller for the benefit of the Company's customers, whether by agreement or contract, oral or written. In the event Seller has any customer prepayments for any undelivered and unused goods or services as of the date of Closing, in excess of $250.00 related to the "frequent wash program" and "wash tokens," Seller hereby agrees that Buyer may charge any amounts, in excess of $250.00, against the Escrow as provided in Section 1.06; provided, however, that Buyer agrees that Seller shall have no obligation to reimburse Buyer for customer prepayments in the form of the "frequent wash program" and "wash tokens" beyond the expiration of the sixty
(60) day period after the Closing Date during which the Escrow will be maintained. Buyer acknowledges that Buyer need not continue to honor the "frequent wash program" or the "wash tokens" issued by Seller prior to the Closing Date, and Seller is agreeing to reimburse Buyer for such expenses during the sixty (60) day period after the Closing Date to facilitate the transition of the Business.

     Section 4.18.  Permits.   Seller has not been issued any licenses, permits,
                    -------
authorizations, certificates, approvals, variances, waivers or consents, or applications for any of the foregoing by the United States, state or local governmental entity or municipality or subdivision thereof or any authority, department, commission, board, agency, court or instrumentality thereof (collectively, the "Governmental Authorities") which are necessary for the operation of the Business or otherwise effect the Purchased Assets or the Real Property, except for boiler permits and inspection certificates.

     Section 4.19.  Financial Data.   The financial data provided by Seller to
                    --------------
Buyer is true, complete and correct and has been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated. The financial data fairly presents the financial condition of the Business and assets and liabilities, whether accrued, absolute, contingent or otherwise, as of the dates indicated and the results of operation of Seller and for the Business, for the periods then ended.

                                  ARTICLE V.

                    BUYER'S REPRESENTATIONS AND WARRANTIES

     As a material inducement for Seller to enter into and perform its obligations under this Agreement, Buyer represents and warrants to Seller as follows:

     Section 5.01.  Authority. This Agreement has been duly executed and
                    ---------
delivered by Buyer and constitutes the valid and binding obligation of Buyer enforceable in accordance with its terms.

     Section 5.02.  No Adverse Proceedings. There are no court actions,
                    ----------------------
arbitrations or regulatory proceedings pending or, to the best of Buyer's knowledge, threatened in which Buyer's acquisition of the Property is or is likely to be contested; in which the transfer of the Property is sought to be restrained in any way; or which otherwise affects or could affect Buyer's performance under this Agreement.

     Section 5.03.  No Restrictions Against Performance. The execution and
                    -----------------------------------
delivery of this Agreement by Buyer and the performance by Buyer of the transactions contemplated herein will not violate or conflict with, or constitute a breach or default under, or result in the creation or imposition of any Lien under, (a) any applicable statute, law, regulation or rule, or (b) any contract, instrument, agreement, lease, mortgage, judgment, order, decree or other restriction to which Buyer is a party or by which Buyer is bound.

     Section 5.04.  Broker's Fees. Neither Buyer nor anyone acting on Buyer's
                    -------------
behalf has retained any broker, finder or agent or agreed to pay any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement.

                                  ARTICLE VI.

                        CONDITIONS PRECEDENT TO CLOSING

     Section 6.01.  Conditions to Obligations of Seller on the Closing Date.
                    -------------------------------------------------------
This Agreement and the obligations of Seller to consummate the transactions to be consummated on the Closing Date shall be subject to the satisfaction of or waiver by Seller in writing of the following conditions at or prior to the Closing Date:

          (a)  Deliveries.  Buyer shall have delivered to Seller each of the
               ----------
documents specified in Section 2.02(b) hereof and the payments specified in
Section 2.02(c) hereof.

          (b)  Litigation. No action or proceeding shall have been instituted or
               ----------
threatened by third parties against Seller or Buyer to restrain or prohibit or to obtain damages in respect of the transactions contemplated by this Agreement

     Section 6.02.  Conditions to Obligations of Buyer on the Closing Date.
                    ------------------------------------------------------
This Agreement and the obligations of Buyer to consummate the transactions to be consummated on the Closing Date shall be subject to the satisfaction of or waiver by Buyer in writing of the following conditions at or prior to the Closing Date:

          (a)  Third Party Consents. Seller shall have obtained and delivered to
               --------------------
Buyer, at least five (5) days prior to the Closing Date, such consents and approvals of third parties, listed on Schedule 4.03 attached hereto.
                                      -------------

          (b)  UCC Searches.  Seller shall have obtained and delivered to Buyer,
               ------------
at least five (5) days prior to the Closing date, UCC (including fixture filings) and state and federal tax and judgment lien searches against the Seller, all dated within thirty (30) days of the Closing Date.

          (c)  No Adverse Change.  Between December 31, 1999, and the Closing
               -----------------
Date, the Property shall have no adverse change and the operation of the Business shall not have been stopped or threatened for any cause whatsoever, and there shall not have been:

               (1) any adverse change in the Property or the Business or prospects of the Business;

               (2) any damage, destruction or loss, whether or not covered by insurance, which affects the Property or the operations of the Business; or

               (3) any other event or condition of any character which adversely affects the Property or the Business.

          (d)  Due Diligence; Review of Title Commitment; Environmental Studies.
               ----------------------------------------------------------------
Favorable completion, by July 18, 2000, to Buyer's satisfaction, of Buyer's due diligence investigation, regarding the title commitments delivered by the Title Company (together with copies of all instruments which are exceptions noted therein or conditions to be satisfied), surveys, environmental studies and tests as Buyer may require relating to the Property. Buyer shall have competed its due diligence review with respect to financial issues prior to the execution of this Agreement

          (e)  Title Insurance Policy.  Seller shall deliver to Buyer an ALTA
               ----------------------
Form B owner's and lender's policy of extended coverage title insurance (or comparable owner's form) in the amount of the Purchase Price, insuring marketable fee simple title in Buyer (the "Title Policy"), issued by Title Services Inc. (the "Title Company").

          (f)  Deliveries.  Seller shall have delivered to Buyer each of the
               ----------
documents specified in Section 2.02(a) hereof.

          (g)  Litigation. No action or proceeding shall have been instituted or
               ----------
threatened by third parties against Seller or Buyer to restrain or prohibit or to obtain damages in respect of the transactions contemplated by this Agreement.

          (h)  Leetsdale Lease.  The Leetsdale Lease shall be assigned to Buyer
               ---------------
and extended for an additional term of sixteen (16) years beyond its current expiration date upon substantially the same terms and conditions currently set forth in the Leetsdale Lease.

          (i)  Financing.  Buyer shall have obtained financing from Bank One, in
               ---------
an adequate amount to close the transaction contemplated herein, and upon such terms and conditions that are acceptable to Buyer.

                                 ARTICLE VII.

                                  INDEMNITIES

     Section 7.01.  Indemnity by Seller. For a period of two (2) years from the
                    -------------------
Closing Date, Seller shall indemnify and hold Buyer harmless from and against any and all claims, losses, damages, penalties, fines and expenses of every kind and nature (including attorneys' fees) incurred by Buyer, directly or indirectly, arising out of or resulting from (1) any misrepresentation or breach of any warranty, representation or agreement of Seller under this Agreement, or
(2) any and all of Seller's Liabilities (as defined in Section 1.05 hereof); provided however, there shall be no such limitations period in the event Buyer suffers damages as a result of the fraudulent acts of Seller and/or its directors or as a result of tax liabilities, environmental issues, human resource issues or title issues not covered by title insurance, for which the applicable statute of limitations shall apply. In the event of a claim arising on account of a misrepresentation or breach of any warranty, representation or agreement of Seller under this Agreement, Seller shall cure any default, within ten (10) days of receiving such notice of default from Buyer.

     Section 7.02.  Indemnity by Buyer. For a period of two (2) years from the
                    ------------------
Closing Date, Buyer shall indemnify and hold Seller harmless from and against any and all claims, losses, damages, penalties, fines and expenses of every kind and nature (including attorneys' fees) incurred by Seller, directly or indirectly, arising out of or resulting from any misrepresentation or breach of any warranty, representation, or agreement of Buyer under this Agreement.

     Section 7.03.  Indemnity Conditions. Each party shall promptly notify the
                    --------------------
other party in writing upon learning of any matter with respect to which the other party is obligated to defend, indemnify or hold harmless under this Agreement. The indemnifying party shall respond in writing within fifteen (15) days of receipt of such notice stating whether or not it intends to defend or contest such matter. If the indemnifying party elects to defend or contest such matter, it shall pay all costs and expenses of every kind related thereto, including any damages, losses, or amounts paid in settlement. Such defense or contest shall be conducted by the indemnifying party's counsel, although the other party shall have the right to participate in any proceedings at its own cost and expense. If the indemnifying party declines to defend or contest such matter, or fails or refuses to notify the other party of its intention to do so, the other party shall have the right to defend or contest such matter by its counsel, in which event the indemnifying party shall be bound by the results of such proceedings, including settlement, and shall pay, or reimburse the other party, at the other party's election, all costs and expenses of every kind related thereto, including any damages, losses and amounts paid in settlement. The party seeking indemnification shall fully cooperate with the indemnifying party in the defense or settlement of any such matter.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

     Section 8.01.  Risk of Loss. Seller shall bear all risk of loss of, or
                    ------------
damage to, the Property on and prior to the Closing Date. Buyer shall bear all risk of loss of or damage to the Property after the Closing Date.

     Section 8.02.  Cooperation.
                    -----------

          (a) On the Closing Date and from time to time thereafter upon request, each party shall execute and deliver to the other such additional instruments as may be necessary to complete or carry out the transactions contemplated herein or as may otherwise be reasonably required in connection with the transactions provided for in this Agreement.

          (b) In the event Buyer determines within three (3) years after the Closing Date that an audit of the affairs or transactions that occurred prior to the Closing Date related to the Property is necessary because of positions taken by Buyer's independent accountants or by any governmental agency, Seller agrees to permit and reasonably assist in such audit, which shall be conducted at the sole expense of Buyer.

     Section 8.03.  Expenses. Each party shall bear and pay all expenses
                    --------
incurred by such party in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including without limitation, the charges of its respective consultants, engineers, counsel, advisors, brokers and finders.

     Section 8.04.  Termination.
                    -----------

          (a) Anything herein to the contrary notwithstanding, this Agreement may be terminated at any time before the date of the Closing Date as follows:

               (1)  By mutual written consent of Seller and Buyer.

               (2) By Buyer, by delivery of written notice of such termination to Seller, if Buyer in good faith determines that any condition set forth in Section 6.02 hereof is incapable of being met, after Buyer has given Seller written notice of its intent to terminate this Agreement and fifteen (15) calendar days in which to satisfy the relevant condition.

               (3) By either party hereto, by delivery of written notice of such termination to the other party, if, prior to the Closing Date, the other party defaults in any respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained or if any representation or warranty of the other party is not, or on the Closing Date will not be, true and correct in all respects, and such default or untrue representation shall not have been cured within ten (10) days of the date of notice thereof served by the party claiming such default or untrue representation; or

               (4) By either party hereto, by delivery of written notice of such termination to the other party, if any action or proceeding shall have been instituted or threatened by third parties against Seller or Buyer to restrain or to prohibit or to obtain damages in respect of the transactions contemplated by this Agreement.

          (b) Except for the confidentiality obligations contained in Section 3.01(b) hereof, which shall survive any termination of this Agreement, upon the termination of this Agreement pursuant to this Section 8.05, the parties shall be released and discharged from any further obligation hereunder; provided, however, that the termination of this Agreement under this Section 8.05 shall not relieve any party of any liability for breach of this Agreement prior to the date of termination.

     Section 8.05.  Survival. The representations and warranties in this
                    --------
Agreement and in any document delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby for a period of two (2) years following the Closing Date, and all inspections, examinations or audits made by or on behalf of either party hereto, but only as expressly set forth herein; provided however, there shall be no such limitations period in the event Buyer suffers damages as a result of the fraudulent acts of Seller and/or its directors or as a result of tax liabilities, environmental issues, human resource issues or title issues not covered by title insurance, for which the applicable statute of limitations shall apply.

     Section 8.06.  Waiver. Either party may waive or modify any term or
                    ------
condition of this Agreement, the performance of which by the other party would have been to its benefit, but any such waiver shall be in writing and duly delivered to the other party. No failure or omission to act shall be deemed a waiver of either party's right to insist upon full and complete performance of this Agreement by the other party.

     Section 8.07.  Notices. Any notice required or desired to be given
                    -------
hereunder shall be in writing and shall be considered effective when delivered, if by personal delivery, upon receipt, if sent by FAX, which FAX has been telephonically confirmed, before 5:00 p.m. local time of the recipient on a business day, upon delivery, or if not, at 9:00 a.m., local time on the next business day, or upon first attempted delivery after mailing by certified mail, return receipt requested, postage prepaid, addressed as follows:

     To Seller:

          PRECISION AUTO CARE, INC.
          Attn: Charles L. Dunlap, President
          748 Miller Drive, S.E.
          Leesburg, Virginia 20175
          Phone: (703) 777-9095
          Fax: (703) 771-7108

     With Copy To:
     (which shall not constitute notice)
          Miles & Stockbridge P.C.
          Attn:  Cynthia C. Allner
          10 Light Street
          Baltimore, Maryland  21202
          Phone: (410) 385-3683
          Fax: (410) 385-3700

     To Buyer:

          ZAYAC PROPERTY HOLDING COMPANY, LLLP
          Attn: John R. Zayac
          950 South Cherry St., Suite 300
          Denver, Colorado  80246
          Phone: (303) 758-4000
          Fax: (303) 758-6300

     With Copy To:
     (which shall not constitute notice)

          Hall & Evans
          Attention:  C. Chandler Lippit
          1200 17th Street, Suite 1700
          Denver, Colorado 80202
          Phone: (303) 628-3447
          Fax: (303) 628-3368

     Section 8.08.  Deleted

     Section 8.9.  Independent Contractors. The parties to this Agreement are
                   -----------------------
independent contractors, and neither party nor any officer, employee, agent, servant or independent contractor of either party or either party's parent, subsidiary or affiliate shall at any time be deemed to be an employee or agent of the other party for any purpose whatsoever.

     Section 8.10.  Performance Not Contrary to Law. Nothing herein shall be
                    -------------------------------
construed to require the performance by either party of any act contrary to law; and, in the event of conflict between any provision hereof and any law or governmental regulation, the latter shall prevail; and in such event, the affected portions of this Agreement shall be deemed amended to the extent necessary to conform to the requirements of such law or governmental regulation.

     Section 8.11.  Headings. The headings used herein are for convenience only
                    --------
and shall not limit or affect in any way the meaning or interpretation of this Agreement.

     Section 8.12.  Governing Law. This Agreement shall be governed by and
                    -------------
interpreted in accordance with the substantive laws of the State of Colorado without regard to its provisions on conflict of laws.

     Section 8.13.  Schedules and Exhibits. The schedules and exhibits are a
                    ----------------------
part of this Agreement and are incorporated herein by this reference.

     Section 8.14.  Attorneys' Fees. In the event any proceeding is brought by
                    ---------------
one party against the other to enforce or for the breach of any of the provisions of this Agreement, the prevailing party, as determined by the dispute resolution authority, shall be entitled in such proceeding and in any appeal therefrom to recover reasonable attorneys' fees, together with the costs of such proceeding therein incurred.

     Section 8.15.  Entire Agreement. This Agreement and the schedules, exhibits
                    ----------------
and documents delivered hereunder contain the entire agreement between the parties with respect to the subject matter covered herein and therein, and supersede all prior agreements (oral or written), negotiations and discussions between the parties relating thereto.

     Section 8.16.  Execution in Counterparts. This Agreement may be executed in
                    -------------------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 8.17.  Default. Time is of the essence in this Agreement. Failure
                    -------
by either party to perform any covenant or condition of this Agreement, other than those having a specified time for performance, within thirty (30) days after the giving of written notice of said default by the non-defaulting party shall constitute a default. In the event the default is of such a nature that it cannot be completely remedied within a thirty (30) day period, the defaulting party shall not be considered to be in default if the defaulting party begins correcting the claimed default within the thirty (30) day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable.

          (a)  Buyer Default - Liquidated Damages.  If Buyer is in default,
               ----------------------------------
     Seller may elect to treat this Agreement as cancelled, in which case all payments and things of value received hereunder shall be returned and Seller may recover such damages as may be proper, or Seller may elect to treat this Contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.

          (b) Seller Default - Specific Performance.   If Seller is in default,
              -------------------------------------
     Buyer may elect to treat this Agreement as cancelled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this Contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

     Section 8.18.  Third-Party Beneficiary. This Agreement is solely for the
                    -----------------------
benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     Section 8.19.  Assignments. The rights and obligations of the parties
                    -----------
hereto shall not be assignable, without the parties prior written consent. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 8.20.  Notice of Assignment. Buyer shall give Seller ten (10) days
                    --------------------
prior written notice of any assignment or designation of its rights or obligations hereunder to an entity controlled by John R. Zayac, provided that Seller's consent shall be required prior to any assignment of this Agreement to any other person.

     Section 8.21.  Approvals and Consents. If any provision hereof requires the
                    ----------------------
approval or consent of any party to any act or omission, such approval or consent is not to be unreasonably withheld or delayed except as set forth herein.

     Section 8.22.  Construction. Unless the context of this Agreement clearly
                    ------------
requires otherwise: references to the plural include the singular and vice versa; references to any person include such person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; references to one gender include all genders; "including" is not limiting; "or" has the inclusive meaning represented by the phrase "and/or"; the words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; article, section, subsection, Exhibit and Schedule references are to this Agreement unless otherwise specified; and reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof.

     Section 8.23.  Counterpart Facsimile Execution. For purposes of executing
                    -------------------------------
this Agreement, a document signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

     Section 8.24.  Failure or Delay. No failure on the part of any party to
                    ----------------
exercise, and no delay in exercising, any right, power or privilege hereunder operates as a waiver thereof; nor does any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No notice to or demand on any party in any case entitles such party to any other or further notice or demand in similar or other circumstances.

     Section 8.25.  Further Assurances. The parties will execute and deliver
                    ------------------
such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

     Section 8.26.  Remedies Cumulative. Each and every right granted hereunder
                    -------------------
and the remedies provided for under this Agreement are cumulative and are not exclusive of any remedies or rights that may be available to any party at law, in equity, or otherwise.

     Section 8.27.  Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING
                    --------------------------
WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF COLORADO OR ANY COURT OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF COLORADO AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS. THE PARTIES IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                         SELLER:
                         PRECISION AUTO CARE, INC.


                         By
                         CHARLES L. DUNLAP, President


                         BUYER:
                         ZAYAC PROPERTY HOLDING COMPANY, LLLP


                         By
                         JOHN R. ZAYAC, its General Partner

          EXHIBIT A


               Seller's Legal Opinion



1.  Opinion of Seller's general counsel.

2.  Opinion of Seller's Colorado counsel.


05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

     SCHEDULE 1.01


          Real Property and Tangible and Intangible Assets


     See Attached.



05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

     SCHEDULE 1.04


          Allocation of Purchase Price



See Attached (to be provided no later than July 18, 2000)



05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

     SCHEDULE 4.03


          Seller's Consents and Approvals



3.  Consent of First Union National Bank.

4.  Consent of FFCA Acquisition Corporation.

5.  Consent of Landlord of Leetsdale Lease.


05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

     SCHEDULE 4.11

          Contracts



1.   Dillon Leasing Company

2.   Young Electric Sign Company


05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

                                   EXHIBIT B

                 FORM OF AMENDED AND RESTATED PROMISSORY NOTE


05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

                     AMENDED AND RESTATED PROMISSORY NOTE

                                                   Dated as of August_____, 2000
$___________________                                         Scottsdale, Arizona


     THIS AMENDED AND RESTATED PROMISSORY NOTE (this "Note") executed by PRECISION AUTO CARE, INC., a Virginia corporation ("Debtor"), amends and restates that certain Promissory Note dated as of May 17, 1999 in the principal amount of $772,000.00, which was originally payable to FFCA ACQUISITION CORPORATION, a Delaware corporation ("FFCA"), and which was assigned to LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee pursuant to that certain Indenture dated as of September 1, 1999 ("LaSalle").

     Debtor, for value received, hereby promises to pay to LaSalle, whose address is c/o Franchise Finance Corporation of America, 17207 North Perimeter Drive, Scottsdale, Arizona 85255, or order, on or before June 1, 2014 (the "Maturity Date"), as herein provided, the principal sum of _____ HUNDRED __________ THOUSAND ______ HUNDRED _________________ AND __/100 DOLLARS
($___________), and to pay interest on the unpaid principal amount of this Note from the date hereof to the Maturity Date at the rate of 9.90% per annum on the basis of a 360-day year of twelve 30-day months, such principal and interest to be paid in immediately available funds and in lawful money of the United States.

     Initially capitalized terms which are not otherwise defined in this Note shall have the meanings set forth in that certain Loan Agreement dated as of May 17, 1999, between Debtor and FFCA, as such agreement may be amended, restated and/or supplemented from time to time (the "Loan Agreement").

     Principal and interest shall be payable in consecutive monthly installments of _______ THOUSAND ______ HUNDRED ____________ AND __/100 DOLLARS ($_________)
commencing on September 1, 2000, and continuing on the first day of each month thereafter until the Maturity Date, at which time the outstanding principal and unpaid accrued interest shall be due and payable.

     Debtor may prepay this Note in full, but not in part (except as otherwise set forth below), including all accrued but unpaid interest hereunder and all sums advanced by FFCA pursuant to the Loan Documents and any Other Agreements, provided that (i) no Event of Default has occurred under this Note or any of the other Loan Documents or any Other Agreements, (ii) any such prepayment shall only be made on a regularly scheduled payment date upon not less than 30 days prior written notice from Debtor to LaSalle, and (iii) except as otherwise set forth below, any such prepayment shall be made together with payment of the Yield Maintenance Amount.

     The term "Yield Maintenance Amount" means an amount equal to the difference between (i) the present value computed at the Reinvestment Rate of the stream of monthly principal and interest payments due under this Note from the date of such prepayment through the scheduled

05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

Maturity Date, and (ii) the unpaid principal amount of this Note; provided, however, if such difference is a negative number, the Yield Maintenance Amount shall be zero.

     The term "Reinvestment Rate" means an interest rate equal to the then current yield of U.S. Treasury securities having a weighted average life to maturity closest to the scheduled Maturity Date of this Note.

     The foregoing Yield Maintenance Amount shall be due and payable regardless of whether such prepayment is the result of a voluntary prepayment by Debtor or as a result of LaSalle declaring the unpaid principal balance of this Note, accrued interest and all other sums due under this Note, the Mortgage encumbering the Premises corresponding to this Note, the other Loan Documents and any Other Agreements, due and payable as contemplated below (the "Acceleration"); provided, however, the prohibition on prepayment and such Yield Maintenance Amount shall not be applicable with respect to a prepayment of this
Note in connection with an application of condemnation or insurance proceeds as contemplated by the Mortgage encumbering the Premises corresponding to this Note or as contemplated by the Loan Agreement as a result of a breach and subsequent cure by Debtor of the Fixed Charge Coverage Ratio required by the Loan Agreement.

     Upon execution of this Note, Debtor shall establish arrangements whereby all payments of principal and interest hereunder shall be transferred by wire or other means directly from Debtor's bank account to such account as LaSalle may designate or as LaSalle may otherwise designate. Each payment of principal and interest hereunder shall be applied first toward any past due payments under this Note (including payment of all Costs (as herein defined)), then to accrued interest, and the balance, after the payment of such accrued interest, if any, shall be applied to the unpaid principal balance of this Note; provided, however, each payment hereunder after an Event of Default has occurred under this Note shall be applied as LaSalle in its sole discretion may determine.

     This Note is secured by the Mortgages. An "Event of Default" shall be deemed to have occurred under this Note if (a) any principal, interest or other monetary sum due under this Note is not paid within five days after the date when due; provided, however, notwithstanding the occurrence of such an Event of Default, LaSalle shall not be entitled to exercise its rights and remedies under the Loan Documents unless and until LaSalle shall have given Debtor notice thereof and a period of five days from the delivery of such notice shall have elapsed without such past-due sum being paid, or (b) an Event of Default or a breach or default, after the passage of all applicable notice and cure or grace periods, shall occur under any of the Loan Documents or the Other Agreements.

     Upon the occurrence of an Event of Default under this Note, subject to the limitation set forth in subitem (a) of the preceding paragraph, then, time being of the essence hereof, LaSalle may declare the entire unpaid principal balance of this Note, accrued interest, if any, and all other sums due under this Note and any Loan Documents or Other Agreements due and payable at once without notice to Debtor.

     All past-due principal and/or interest shall bear interest from the due date to the date of

05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)
actual payment at the lesser of the highest rate for which the undersigned may legally contract or the rate of 18% per annum (the "Default Rate"), and such Default Rate shall continue to apply following a judgment in favor of LaSalle under this Note. If Debtor fails to make any payment or installment due under this Note within five days of its due date, Debtor shall pay to LaSalle in addition to any other sum due LaSalle under this Note or any other Loan Document a late charge equal to 10% of such past-due payment or installment.

     All payments of principal and interest due hereunder shall be made (i) without deduction of any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by Debtor, and (ii) without any other right of abatement, reduction, setoff, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Debtor will pay the amounts necessary such that the gross amount of the principal and interest received by LaSalle is not less than that required by this Note.

     No delay or omission on the part of LaSalle in exercising any remedy, right or option under this Note shall operate as a waiver of such remedy, right or option. In any event, a waiver on any one occasion shall not be construed as a waiver or bar to any such remedy, right or option on a future occasion.

     Debtor hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, notice of intent to accelerate, notice of acceleration and all other notices or demands in connection with delivery, acceptance, performance, default or endorsement of this Note.

     All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Note shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) machine confirmation, if delivered by facsimile, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

          If to Debtor:            Mr. Charles Dunlap
                                   Chief Executive Officer and President
                                   Precision Auto Care, Inc.
                                   748 Miller Drive, SE
                                   Leesburg, VA 20175
                                   Telephone: (703) 777-9095
                                   Telecopy: (703) 771-7108

05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

          If to LaSalle:           Dennis L. Ruben, Esq.
                                   Executive Vice President, General Counsel
                                     and Secretary
                                   Franchise Finance Corporation of America
                                   17207 North Perimeter Drive
                                   Scottsdale, AZ 85255
                                   Telephone: (480) 585-4500
                                   Telecopy: (480) 585-2226

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

     Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, Debtor shall pay, in addition to the principal and interest due and payable hereon, all costs of collecting or attempting to collect this Note (the "Costs"), including reasonable attorneys' fees and expenses of LaSalle (including those fees and expenses incurred in connection with any appeal and those of LaSalle's in-house counsel) and court costs whether or not a judicial action is commenced by LaSalle.

     This Note may not be amended or modified except by a written agreement duly executed by the party against whom enforcement of this Note is sought. In the event that any one or more of the provisions contained in this Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such provision had never been contained herein or therein.

     Notwithstanding anything to the contrary contained in any of the Loan Documents, the obligations of Debtor to LaSalle under this Note and any other Loan Documents are subject to the limitation that payments of interest and late charges to LaSalle shall not be required to the extent that receipt of any such payment by LaSalle would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by LaSalle. The portion of any such payment received by LaSalle that is in excess of the maximum interest permitted by such provisions of law shall be credited to the principal balance of this Note or if such excess portion exceeds the outstanding principal balance of this Note, then such excess portion shall be refunded to Debtor. All interest paid or agreed to be paid to LaSalle shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of this Note (including, without limitation, the period of any renewal or extension thereof) so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

     It is the intent of the parties hereto that the business relationship created by this Note and the other Loan Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Loan Documents. None of the agreements contained in the Loan Documents is intended, nor shall the same be

05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)
deemed or construed, to create a partnership between LaSalle and Debtor, to make them joint venturers, to make Debtor an agent, legal representative, partner, subsidiary or employee of LaSalle, nor to make LaSalle in any way responsible for the debts, obligations or losses of Debtor.

     LaSalle, by accepting this Note, and Debtor acknowledge and warrant to each other that each has been represented by independent counsel and Debtor has executed this Note after being fully advised by said counsel as to its effect and significance. This Note shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

     Time is of the essence in the performance of each and every obligation under this Note.

     Debtor acknowledges that this Note was substantially negotiated in the State of Arizona, this Note was delivered in the State of Arizona, all payments under this Note will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Note, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Debtor consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Debtor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of Debtor and LaSalle that all provisions of this Note shall be governed by and construed under the laws of the State of Arizona, without regard to its conflict of laws principles. Nothing contained in this paragraph shall limit or restrict the right of LaSalle to commence any proceeding in the federal or state courts located in the state in which the Premises corresponding to this Note is located to the extent LaSalle deems such proceeding necessary or advisable to exercise remedies available under the Loan Documents.

     LASALLE, BY ACCEPTING THIS NOTE, AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF LASALLE AND DEBTOR, DEBTOR'S USE OR OCCUPANCY OF THE PREMISES CORRESPONDING TO THIS NOTE, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM LASALLE AND ANY


05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

OF LASALLE'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY DEBTOR AGAINST LASALLE OR ANY OF LASALLE'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY DEBTOR OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

     This obligation shall bind Debtor and its successors and assigns, and the benefits hereof shall inure to LaSalle and its successors and assigns. LaSalle may assign its rights under this Note as set forth in the Loan Agreement.

05-60310.04
FFCA No. 8000-8812
Unit No. 31
8150 Pendelton Pike
Mortgage Loan (Fixed Rate)

     IN WITNESS WHEREOF, Debtor has executed and delivered this Note effective as of the date first set forth above.

                                 DEBTOR:

                                 PRECISION AUTO CARE, INC.,
                                 a Virginia corporation


                                 By_______________________________
                                 Printed Name_____________________
                                 Its______________________________


05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

                                   EXHIBIT C

                       FORM OF ASSIGNMENT AND ASSUMPTION

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

When recorded return to:

Ms. Michelle McDonald
FFCA Acquisition Corporation
17207 North Perimeter Drive
Scottsdale, Arizona 85255


_______________________________________________________________________________
                      SPACE ABOVE LINE FOR RECORDER'S USE

             ASSIGNMENT, ASSUMPTION, RELEASE AND CONSENT AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION, RELEASE AND CONSENT AGREEMENT (this "Assignment") is made and entered into effective as of _____________, 2000 (the "Effective Date"), by and among LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as Trustee for the registered holders of FFCA Secured Franchise Loan Trust 1999-2 Secured Franchise Loan-Backed Bonds pursuant to that certain Indenture dated as of September 1, 1999 ("Mortgagee"), whose address is c/o Franchise Finance Corporation of America, 17207 North Perimeter Drive, Scottsdale, Arizona 85255, PRECISION AUTO CARE, INC., a Virginia corporation ("Assignor"), whose address is 748 Miller Drive, SE, Leesburg, Virginia 20175, and PRECISION AUTO CARE HOLDINGS, LLC, a Delaware limited liability company ("Assignee"), whose address is 748 Miller Drive, SE, Leesburg, Virginia 20175.

                             PRELIMINARY STATEMENT

     Pursuant to that certain Loan Agreement described on the attached Schedule
                                                                       --------
I by and between FFCA Acquisition Corporation, a Delaware corporation ("FFCA"),
-
and Assignor (the "Loan Agreement"), FFCA advanced to Assignor a loan (the "Mortgage Loan") which is evidenced by the promissory note described on Schedule
                                                                        --------
I (the "Note") and is secured by a first priority lien upon and security
-
interest in the property legally described on the attached Exhibit A (the
                                                           ---------
"Premises") pursuant to a deed of trust, deed to secure debt or mortgage (the "Mortgage") described on Schedule I. Initially capitalized terms not otherwise
                         ----------
defined in this Assignment shall have the meanings set forth in the Loan Agreement.

     Effective as of September 1, 1999, the Note, the Mortgage and the other documents described on the attached Schedule I (collectively, the "Loan
                                    ----------
Documents") were assigned and conveyed by FFCA to Mortgagee in connection with a securitization of assets.

     Assignor has agreed to convey, and Assignee has agreed to acquire, the Premises and all personal property of Assignor located thereon (the "Conveyance"). Simultaneously with the Conveyance, and pursuant to the terms and conditions of this Assignment, Assignor and Assignee desire that Assignee assume all obligations of Assignor arising and accruing under the Loan Documents and Mortgagee is willing to consent to all of the foregoing on the terms and conditions set forth herein.

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignment and Assumption. Assignee hereby assumes and agrees to be fully responsible for, and to pay when due and to promptly and strictly perform, all debts, liabilities and obligations of Assignor arising and accruing under the Loan Documents, as amended pursuant to this Assignment, whether arising or accruing on or after the Effective Date, and Assignee agrees to keep, observe and perform duly and punctually all of the terms, covenants, provisions and conditions of Assignor arising or accruing under the Loan Documents, as amended pursuant to this Assignment, whether arising or accruing on or after the Effective Date. Notwithstanding the foregoing, Assignor hereby agrees that it shall remain fully responsible for, and shall pay when due, and shall promptly and strictly perform, all debts, liabilities and obligations arising and accruing under the Loan Documents, as amended pursuant to this Assignment, which arose or accrued before the Effective Date, and Assignor agrees to keep, observe and perform duly and punctually all of the terms, covenants, provisions and conditions arising or accruing under the Loan Documents, as amended pursuant to this Assignment, which arose or accrued before the Effective Date. Assuming that the August 1, 2000 payment due under the Note was made by PAC with good funds, the principal amount outstanding under the Note as of the Effective Date is $___________.

     2. Consent. Effective as of the Effective Date, Mortgagee consents to the assumption by Assignee of the debts, liabilities and obligations of Assignor arising and accruing under the Loan Documents. Notwithstanding anything contained in this Assignment, such assignment and assumption shall not (a) impair or diminish in any way any security interest granted in any of the Loan Documents to FFCA or Mortgagee or (b) be deemed a consent to any future assignment or assumption or a waiver of any other matter on any future occasion.

     3. Release. (a) Assignor hereby releases and discharges FFCA and Mortgagee from their obligations to observe the terms and conditions of the Loan Documents. Assignor hereby releases and discharges FFCA and Mortgagee and their employees, officers, directors (both past and present), shareholders, partners, agents, affiliates, heirs, successors, assigns and personal representatives from all claims and demands whatsoever, whether known or unknown, which Assignor may have or hereafter have or claim to have against FFCA or Mortgagee by reason of any act or matter arising and accruing in connection with the Loan Documents or the Premises, whether arising or accruing before, on or after the Effective Date. Assignor hereby agrees and covenants not to sue Mortgagee or FFCA for any act or matter arising and accruing in connection with the Loan Documents or the Premises, whether arising or accruing before, on or after the Effective Date.

     (b) Mortgagee hereby releases and discharges Assignor from all liabilities and obligations of Assignor arising and accruing under the Loan Documents from and after the Effective Date; provided, however, in the event that the Conveyance is rendered void or rescinded by operation of law, or by order of any state or federal court of competent jurisdiction (each, an "Avoidance Action"), then the release set forth in this subsection (b) shall be rescinded

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN
unless Mortgagee, in its sole discretion, elects in writing to permit such release notwithstanding the Avoidance Action.

     4. Representations and Warranties. (a) Assignor represents and warrants to Mortgagee and Assignee as of the Effective Date as follows:

          (i) it is a corporation, duly organized or formed, as applicable, validly existing and in good standing under the laws of Virginia, with all power and authority necessary to own, lease and operate its properties and carry on its business as now conducted and execute, deliver and perform this Assignment and the other documents and instruments executed between or among Assignor, Assignee and Mortgagee, as applicable, in connection with this Assignment (the "Operative Documents");

          (ii) all necessary corporate action has been taken by it to authorize the execution, delivery and performance of this Assignment and the Operative Documents to which it is a party and this Assignment has been duly executed and delivered by it;

          (iii) the authorization, execution, delivery and performance of this Assignment and the Operative Documents to which it is a party will not result in any breach or default under any other document, instrument or agreement to which it is a party or by which it is subject or bound nor violate any applicable law, statute, regulation, ordinance, code, rule or order;

          (iv) this Assignment and the Operative Documents to which it is a party constitute the legal, valid and binding obligations of such entity, enforceable against such entity in accordance with their respective terms; and

          (v) no consent, license, permit, approval or authorization of any person, entity or governmental authority, is required in connection with its execution, delivery or performance of this Assignment and the Operative Documents to which it is a party and the consummation of the Conveyance, except for the consent of First Union National Bank, which consent Assignor obtained on or prior to the Effective Date.

     (b) Assignee represents and warrants to Mortgagee and Assignor as of the Effective Date as follows:

          (i) it is a limited liability company, duly organized or formed, as applicable, validly existing and in good standing under the laws of Delaware, with all power and authority necessary to own, lease and operate its properties and carry on its business as now conducted and execute, deliver and perform this Assignment and the Operative Documents to which it is a party;

          (ii) all necessary organizational action has been taken by it to authorize the execution, delivery and performance of this Assignment and the Operative Documents to which it is a party and this Assignment has been duly executed and delivered by it;

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

          (iii) the authorization, execution, delivery and performance of this Assignment and the Operative Documents to which it is a party will not result in any breach or default under any other document, instrument or agreement to which it is a party or by which it is subject or bound nor violate any applicable law, statute, regulation, ordinance, code, rule or order;

          (iv) this Assignment and the Operative Documents to which it is a party constitute the legal, valid and binding obligations of such entity, enforceable against such entity in accordance with their respective terms; and

          (v) no consent, license, permit, approval or authorization of any person, entity or governmental authority is required in connection with its execution, delivery or performance of this Assignment and the Operative Documents to which it is a party and the consummation of the Conveyance.

     (c) All representations and warranties made in this Assignment and the Operative Documents shall survive the execution and delivery of this Assignment and the Operative Documents.

     5. Amendments. The Loan Documents are amended effective as of the Effective Date as follows:

          (i) The term "Debtor" as set forth in the Loan Documents shall mean Assignee.

          (ii) The following definitions are added to the definition provisions of the Loan Agreement and the Mortgage:

                (a) "Lessee" means Precision Auto Care, Inc., a Virginia corporation.

                (b) "Lessor" means Precision Auto Care Holdings, LLC, a Delaware limited liability company.

                (c) "Master Lease" means that certain Master Lease Agreement dated as of the date of this Assignment, between Lessor, as lessor, and Lessee, as lessee.

          (iii) Section 5.01 of the Mortgage is amended by inserting the following subsection 5.01(viii):

                (viii) If the Master Lease terminates or expires prior to December 31, 2014, unless the Loan Obligations have been paid and satisfied in full prior to such date.

          (iv) Section 10 of the Loan Agreement is amended by inserting the following subsection 10.A.(8):

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

               (8) If the Master Lease terminates or expires prior to December 31, 2014, unless the Loan Obligations have been paid and satisfied in full prior to such date.

          (v) The Loan Documents are further amended as set forth in that certain Master Agreement dated as of the date of this Assignment among Assignor, Assignee, and Mortgagee.

     5. Notices. From and after the date of this Assignment, all notices, demands, and other communications under the Loan Documents to be delivered to Assignee shall be sent to Assignee in the manner set forth in the Loan Documents at the address set forth for Assignor in the Loan Documents.

     6. Further Assurances. The parties hereto agree to execute all other documentation reasonably required by any of the parties to this Assignment to carry out the intentions expressed in this Assignment.

     7. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original.

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

     IN WITNESS WHEREOF, this Assignment h as been executed as of the date of the first above written.


                                LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, Trustee for the registered holders of FFCA Secured Franchise Loan Trust 1999-2 Secured Franchise Loan-Backed Bonds pursuant to that certain Indenture dated as of September 1, 1999

                                  By: Franchise Finance Corporation of America, as Attorney-in-Fact and Master Servicer pursuant to that certain Servicing Agreement dated as of September 1, 1999

                                  By ____________________________________
                                  Printed Name __________________________
                                  Its ___________________________________


                                PRECISION AUTO CARE HOLDINGS, LLC,
                                a Delaware limited liability company

                                  By: Precision Auto Care, Inc.,
                                      a Virginia corporation
                                      its managing member

                                  By ____________________________________
                                  Printed Name __________________________
                                  Its ___________________________________


                                PRECISION AUTO CARE, INC.,
                                a Virginia corporation

                                  By ____________________________________
                                  Printed Name __________________________
                                  Its ___________________________________

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

This Instrument was prepared by:

Kevin T. Lytle, Esq.
Kutak Rock LLP
Suite 300
8601 North Scottsdale Road
Scottsdale, AZ 85253-2742
(480) 429-5000


RECORDING REQUESTED BY,
AND WHEN RECORDED
RETURN TO:

Ms. Michelle McDonald
FFCA Acquisition Corporation
17207 North Perimeter Drive
Scottsdale, Arizona 85255

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

STATE OF _______________ )
                         ) SS.
COUNTY OF ______________ )

     Before me, a Notary Public in and for said County and State, personally appeared _________________________________, ___________________________ of
Franchise Finance Corporation of America, a Delaware corporation, Attorney-in-Fact and Master Servicer pursuant to that certain Servicing Agreement dated as of September 1, 1999, on behalf of LaSalle Bank National Association, f/k/a LaSalle National Bank, Trustee pursuant to that certain Indenture dated as of September 1, 1999, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said corporation.

     Witness my hand and Notarial Seal this ______ day of _____________________, 2000.


                                             ___________________________________
                                             (signature)


                                             ___________________________________
My Commission Expires:                       (printed name)        Notary Public

_________________________________            Resident of________________ County

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

STATE OF__________________ )
                           ) SS.
COUNTY OF_________________ )

     Before me, a Notary Public in and for said County and State, personally appeared _______________________________, ___________________________of
Precision Auto Care, Inc., a Virginia corporation, managing member of Precision Auto Care Holdings, LLC, a Delaware limited liability company, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of the corporation and limited liability company.

     Witness my hand and Notarial Seal this ______ day of _____________________, 2000.


                                             ___________________________________
                                             (signature)


                                             ___________________________________
My Commission Expires:                       (printed name)        Notary Public


______________________________               Resident of______________ County


STATE OF__________________ )
                           ) SS.
COUNTY OF_________________ )

     Before me, a Notary Public in and for said County and State, personally appeared
___________________________________,  _____________________________________  of
PRECISION AUTO CARE, INC., a Virginia corporation, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said corporation.

     Witness my hand and Notarial Seal this ______ day of _____________________, 2000.


                                             __________________________________
                                             (signature)


                                             __________________________________
My Commission Expires:                       (printed name)  Notary Public


                                             Resident of________________County

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

                                   EXHIBIT A

                               LEGAL DESCRIPTION

05-60440.03
FFCA No. 8000-8811
Unit No. 30
9160 East 38th Street
Indianapolis, IN

                                  SCHEDULE I

                                LOAN DOCUMENTS

1. Loan Agreement dated as of May 17, 1999, between FFCA Acquisition Corporation and Precision Auto Care, Inc.

2. Promissory Note dated as of May 17, 1999, in the original principal amount of $170,000.00 executed by Precision Auto Care, Inc., and payable to FFCA Acquisition Corporation.

3. Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of May 17, 1999, recorded in Marion County, Indiana as Instrument No. 1999-0101276 on May 24, 1999, and assigned in that Assignment of Mortgage dated as of September 1, 1999, and recorded in Marion County, Indiana as Instrument No. 2000-95334 on June 16, 2000.

4. UCC-1 Financing Statement (with respect to the Mortgage Loan) filed with the Indiana Secretary of State as Instrument No. __________ on __________, 1999, and assigned in that UCC-3 Assignment of Financing Statement by FFCA Acquisition Corporation to LaSalle Bank National Association, which has not yet been filed.

5. UCC-1 Financing Statement (with respect to the Mortgage Loan) recorded in Marion County, Indiana as Instrument No. 3741 on May 24, 1999, and assigned in that UCC-3 Assignment of Financing Statement by FFCA Acquisition Corporation to LaSalle Bank National Association, which has not yet been recorded.

6. Environmental Indemnity Agreement between FFCA Acquisition Corporation and Precision Auto Care, Inc. dated as of May 17, 1999.

                                   EXHIBIT D

                             FORM OF MASTER LEASE

                                 MASTER LEASE

     THIS MASTER LEASE (this "Lease") is made as of ________________, 2000 (the "Effective Date"), by and between PRECISION AUTO CARE HOLDINGS, LLC, a Delaware limited liability company ("Lessor"), whose address is 748 Miller Drive, SE, Leesburg, Virginia 20175, and PRECISION AUTO CARE, INC., a Virginia corporation ("Lessee"), whose address is 748 Miller Drive, SE, Leesburg, Virginia 20175.

                              W I T N E S S E T H:

     THAT, in consideration of the mutual covenants and agreements herein contained, Lessor and Lessee hereby covenant and agree as follows:

     1. Certain Defined Terms. The following terms shall have the following meanings for all purposes of this Lease:

     "ADA" has the meaning set forth in Section 16.C.

     "Additional Rental" has the meaning set forth in Section 5.

     "Affiliate" means any Person which directly or indirectly controls, is under common control with, or is controlled by any other Person. For purposes of this definition, "controls", "under common control with" and "controlled by" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

     "Applicable Regulations" means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of each Governmental Authority having jurisdiction over Lessee and/or any of the Properties, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements and all applicable standards of the National Board of Fire Underwriters and the ADA, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to Lessee.

     "Applicable Rent Reduction Percentage" means, with respect to any Property, a fraction, the numerator of which shall be the original principal balance of the Note corresponding to such Property, and the denominator of which shall be the sum of all of the original principal balances of the Notes corresponding to all of the Properties then subject to this Lease, including such Property.

     "Base Annual Rental" means $___________________.

     "Base Monthly Rental" means an amount equal to 1/12 of the applicable Base Annual Rental.

     "Business Day" means a day on which banks located in Phoenix, Arizona are not required or authorized to remain closed.

     "Code" means the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended.

     "De Minimis Amounts" shall mean, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms, the use, storage or release of which does not constitute a violation of, or require regulation or remediation under, any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar businesses located in the States.

     "Default Rate" means 18% per annum or the highest rate permitted by law, whichever is less.

     "Disclosures" has the meaning set forth in Section 8.B.

     "Effective Date" has the meaning set forth in the Preamble.

     "Environmental Insurer" means American International Specialty Lines Insurance Company or such other environmental insurance company as Lessor may select.

     "Environmental Laws" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to Hazardous Materials and/or the protection of human health or the environment, by reason of a Release or a Threatened Release of Hazardous Materials or relating to liability for or costs of Remediation or prevention of Releases. "Environmental Laws" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations, rulings, orders or decrees promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Laws" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of the property; requiring notification or disclosure of Releases or other environmental condition of any of the Properties to any Governmental Authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements relating to Hazardous Materials in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to Hazardous Materials; and relating to wrongful death, personal injury, or property or other damage in connection with the physical condition or use of any of the Properties by reason of the presence of Hazardous Materials in, on, under or above any of the Properties.

     "Environmental Liens" has the meaning set forth in Section 16.D(ix).

     "Environmental Policies" means the environmental insurance policy or policies, as applicable, issued by Environmental Insurer to Lessor with respect to the Properties, which Environmental Policies shall be in form and substance satisfactory to Lessor in its sole discretion.

     "Event of Default" has the meaning set forth in Section 24.

     "GAAP" means generally accepted accounting principles consistently applied.

     "Governmental Authority" means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority of the United States, the States or any political subdivision thereof.

     "Hazardous Materials" means (i) any toxic substance or hazardous waste, substance, solid waste, or related material, or any pollutant or contaminant;
(ii) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent, or any petroleum product; (iii) any substance, gas, material or chemical which is or may be defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes," "regulated substances" or words of similar import under any Environmental Laws; and (iv) any other chemical, material, gas or substance the exposure to or release of which is or may be prohibited, limited or regulated by any Governmental Authority that asserts or may assert jurisdiction over any of the Properties or the operations or activity at any of the Properties, or any chemical, material, gas or substance that does or may pose a hazard to the health and/or safety of the occupants of any of the Properties or the owners and/or occupants of property adjacent to or surrounding any of the Properties.

     "Indemnified Parties" means Lessor, Environmental Insurer and Lender and their directors, officers, shareholders, trustees, beneficial owners, partners, members, and any directors, officers, shareholders, trustees, beneficial owners, partners, members of any beneficial owners, partners or members of Lessor, Environmental Insurer or Lender, and all employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any of the foregoing, including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of the assets and business of Lessor, Environmental Insurer or Lender, as applicable.

     "Lease Term" shall have the meaning described in Section 4.

     "Lease Year" means the 12-month period commencing on the first day of the calendar year or any other 12-month period as may be approved in writing by Lessor after the commencement of the Lease Term and each successive 12-month period thereafter.

     "Lender" means FFCA Acquisition Corporation, a Delaware corporation, its successors and assigns, any successor lender in connection with any loan secured by Lessor's interest in any of the Properties (including, without limitation, LaSalle Bank National Association, Trustee for the registered holders of FFCA Secured Franchise Loan Trust 1999-2 Secured Franchise Loan-Backed Bonds pursuant to that certain Indenture dated as of September 1, 1999), and any servicer of any loan secured by Lessor's interest in any of the Properties, including, without limitation, Franchise Finance Corporation of America, a Delaware corporation.

     "Lessee Entities" means, collectively, Lessee and all Affiliates of Lessee.

     "Lessor Entities" means, collectively, Lessor and all Affiliates of Lessor.

     "Loan Agreement" means the Loan Agreement dated as of May 17, 1999 between Original Borrower and Lender, as such agreement may be amended from time to time and any and all replacements or substitutions thereof, which Loan Agreement has been assumed by Lessor.

     "Loan Documents" means, collectively, the Loan Agreement, the Notes, the Mortgages and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, all as amended and supplemented and any and all replacements or substitutions thereof.

     "Loan Pool" means:

          (i) in the context of a Securitization, any pool or group of loans that are a part of such Securitization;

          (ii) in the context of a Transfer, all loans which are sold, transferred or assigned to the same transferee; and

          (iii) in the context of a Participation, all loans as to which participating interests are granted to the same participant.

     "Losses" means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys' fees, court costs and other costs of defense).

     "Memorandum" means the memorandum or notice of master lease, as applicable, dated as of the date of this Lease between Lessor and Lessee with respect to the Properties. A duplicate original Memorandum will be executed and recorded in the applicable real property records for each Property. Each Memorandum will contain exhibits with the addresses and store identification numbers for all of the Properties and the legal description for the applicable Property.

     "Mortgages" means, collectively, the mortgages, deeds of trust or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings dated as of the date of the Loan Agreement executed by Original Borrower for the benefit of Lender with respect to the Properties, as such instruments may be amended, restated and/or supplemented from time to time and any and all replacements or substitutions thereof, which Mortgages have been assumed by Lessor.

     "Notes" means, collectively, the promissory notes dated as of the date of the Loan Agreement executed by Original Borrower and payable to Lender with respect to the Properties, as such notes may be amended, restated and/or substituted from time to time, which Notes have been assumed by Lessor.

     "Original Borrower" means Precision Auto Care, Inc., a Virginia corporation.

     "Other Agreements" means, collectively, all agreements and instruments now or hereafter entered into between, among or by (1) any of the Lessee Entities, and, or for the benefit of, (2) any of the Lessor Entities; provided, however, the term Other Agreements shall not include this Lease.

     "Participation" means the granting of any participations in any document evidencing loan obligations or any or all servicing rights with respect thereto.

     "Permitted Facility" means, with respect to all of the Premises, other that the Premises located in Stratford, Connecticut (FFCA No. 8000-8823), a Precision Auto Wash facility, and with respect to the Premises located in Stratford, Connecticut (FFCA No. 8000-8823), a Precision Tune Auto Care facility.

     "Person" means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

     "Personalty" means all machinery, appliances, furniture, equipment, trade fixtures and other personal property of Lessee from time to time situated on or used in connection with the Properties; provided, however, the term "Personalty" shall not include the HVAC, supply fans, exhaust fans, air ducts, hoods, vents, built-in sinks, built-in countertops, plumbing and electrical fixtures, sign poles and lighting poles, all of which items are intended to be fixtures as such term is used within the definition of "Properties".

     "Properties" means, collectively, the parcels of real estate described by Lender Number, Unit Number and address in Exhibit A attached hereto and legally
                                          ---------
described in Exhibit A-1 attached hereto, all rights, privileges and
             -----------
appurtenances associated therewith, and all buildings, fixtures, other improvements and personal property of Lessor now or hereafter located on such real estate (whether or not affixed to such real estate).

     "Property" means any one of the Properties.

     "Release" means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

     "Remediation" means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials.

     "Securitization" means one or more sales, dispositions, transfers or assignments by Lender or any Affiliate of Lender to a special purpose corporation, trust or other entity identified by Lender or any Affiliate of Lender of notes evidencing obligations to repay secured or unsecured loans owned by Lender or any Affiliate of Lender (and, to the extent applicable, the subsequent sale, transfer or assignment of such notes to another special purpose corporation, trust or other entity identified by Lender or any Affiliate of Lender), and the issuance of bonds, certificates, notes or other instruments evidencing interests in pools of such loans, whether in connection with a permanent asset securitization or a sale of loans in anticipation of a permanent asset securitization. Each Securitization shall be undertaken in accordance with all requirements which may be imposed by the investors or the rating agencies involved in each such sale, disposition, transfer or assignment or which may be imposed by applicable securities, tax or other laws or regulations, including, without limitation, laws relating to Lender's status as a real estate investment trust.

     "States" means the states in which the Properties are located.

     "Threatened Release" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding any of the Properties which may result from such Release.

     "Title Company" means Lawyers Title Insurance Corporation, or such other nationally recognized title insurance company reasonably acceptable to Lessor.

     "Transfer" means any sale, transfer or assignment of any document evidencing loan obligations, or any or all servicing rights with respect thereto.

     2. Demise of Properties. In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and
Lessee hereby takes and hires, the Properties.   The Properties are leased to
Lessee "AS IS" and "WHERE IS" without representation or warranty by Lessor and subject to the rights of parties in possession, to the existing state of title, any state of facts which an accurate survey or physical inspection might reveal, and all Applicable Regulations now or hereafter in effect. Lessee has examined each of the Properties and title to each of the Properties and has found all of the same satisfactory for all of Lessee's purposes.

     3.  Characterization of Lease.  A.  Lessor and Lessee intend that:

               (i) this Lease constitutes a single master lease of all, but not less than all, of the Properties and that Lessor and Lessee have executed and delivered this Lease with the understanding that this Lease constitutes a unitary, unseverable instrument pertaining to all, but not less than all, of the Properties, and that neither this Lease nor the duties, obligations or rights of Lessee may be allocated or otherwise divided among the Properties by Lessee;

               (ii) this Lease is a "true lease" and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease; and

               (iii) the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein.

          B. Lessor and Lessee acknowledge and agree that the Lease Term, including any term extensions provided for in this Lease, is less than the remaining economic life of each of the Properties.

          C. Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a true lease and irrevocably waives any claim or defense which asserts that this Lease is anything other than a true lease. Lessee covenants and agrees that it will not assert that this Lease is anything but a true lease. Lessee stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the Properties as a true lease and further stipulates and agrees that nothing contained in this Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Lessee shall support the intent of the parties that the lease of the Properties pursuant to this Lease is a true lease and does not create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs.

          D. Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a master lease of all of the Properties and irrevocably waives any claim or defense which asserts that this Lease is anything other than a master lease. Lessee covenants and agrees that it will not assert that this Lease is anything but a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties. Lessee stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the Properties as a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties. Lessee shall support the intent of the parties that this Lease is a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties, if, and to the extent that, any challenge occurs.

          E. Lessee represents and warrants to Lessor that (i) the Base Annual Rental is the fair market value for the use of the Properties and was agreed to by Lessor and Lessee on that basis, and (ii) the execution, delivery and performance by Lessee of this Lease does not constitute a transfer of all or any part of the Properties.

          F. The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this Section are a material inducement to Lessor entering into this Lease.

     4. Lease Term. The Lease Term for all of the Properties shall commence as of the Effective Date and shall expire on December 31, 2014, unless terminated sooner as provided in this Lease. The time period during which this Lease shall actually be in effect is referred to herein as the "Lease Term."

     5. Rental and Other Payments. If the Effective Date is a date other than the first day of the month, no Base Monthly Rental shall be due from Lessee to Lessor for the month in which the Effective Date falls. Thereafter, on or before the first day of each succeeding calendar month, Lessee shall pay Lessor in advance the Base Monthly Rental.

     All sums of money required to be paid by Lessee under this Lease which are not specifically referred to as rent ("Additional Rental") shall be considered rent although not specifically designated as such. Lessor shall have the same remedies for nonpayment of Additional Rental as those provided herein for the nonpayment of Base Annual Rental.

     6. Representations and Warranties of Lessor. The representations and warranties of Lessor contained in this Section are being made to induce Lessee to enter into this Lease and Lessee has relied and will continue to rely upon such representations and warranties. Lessor represents and warrants to Lessee as of the Effective Date as follows:

         A. Organization, Authority and Status of Lessor. (i) Lessor has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. All necessary action has been taken to authorize the execution, delivery and performance by Lessor of this Lease and the other documents, instruments and agreements provided for herein.

             (ii) The person who has executed this Lease on behalf of Lessor is duly authorized so to do.

         B. Enforceability. This Lease constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms.

     7. Representations and Warranties of Lessee. The representations and warranties of Lessee contained in this Section are being made to induce Lessor to enter into this Lease and Lessor has relied, and will continue to rely, upon such representations and warranties. Lessee represents and warrants to Lessor as of the Effective Date as follows:

         A. Organization, Authority and Status of Lessee. (i) Lessee has been duly organized or formed, is validly existing and in good standing under the laws of the State of Virginia and is qualified to do business in any jurisdiction where such qualification is required. All necessary action has been taken to authorize the execution, delivery and performance by Lessee of this Lease and of the other documents, instruments and agreements provided for herein. Lessee is not a "foreign corporation", "foreign partnership", "foreign trust", "foreign limited liability company" or "foreign estate", as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder. Lessee's United States tax identification number is correctly set forth on the signature page of this Lease.

             (ii) The person who has executed this Lease on behalf of Lessee is duly authorized to do so.

         B. Enforceability. This Lease constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms.

          C. Litigation. There are no suits, actions, proceedings or investigations pending, or, to the best of its knowledge, threatened against or involving Lessee or any of the Properties before any arbitrator or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Lessee or any of the Properties.

          D. Absence of Breaches or Defaults. Lessee is not in default under any document, instrument or agreement to which Lessee is a party or by which Lessee, any of the Properties or any of Lessee's property is subject or bound. The authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not result in any breach of or default under any document, instrument or agreement to which Lessee is a party or by which Lessee, any of the
     Properties or any of Lessee's property is subject or bound.   The
     authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order.

          E. Liabilities of Lessor. Lessee is not liable for any indebtedness for money borrowed by Lessor and has not guaranteed any of the debts or obligations of Lessor.

          F. Licenses and Permits. Lessee has obtained all required licenses and permits, both governmental and private, to use and operate each of the Properties in the intended manner.

          G. Condition of Properties. The Properties, including the equipment located thereon, are of good workmanship and materials, fully equipped and operational, in good condition and repair, free from structural defects, clean, orderly and sanitary, safe, well-lit, landscaped, decorated, attractive and well-maintained.

          H. Utilities. The Properties are served by ample public utilities to permit full utilization of the Properties for their intended purpose.

          I. Area Development; Wetlands. No condemnation or eminent domain proceedings affecting the Properties have been commenced or, to the best of Lessee's knowledge, are contemplated. To the best of Lessee's knowledge, the areas where the Properties are located have not been declared blighted by any Governmental Authority. To the best of Lessee's knowledge, the Properties and/or the real property bordering the Properties are not designated by any governmental authority as a wetlands.

          J. Financial Condition; Information Provided to Lessor. The financial statements, all financial data and all other documents and information heretofore delivered to Lessor by or with respect to Lessee and/or the Properties in connection with this Lease and/or relating to Lessee and/or the Properties are true, correct and complete in all material respects, and there have been no amendments to such financial statements, financial data and other documents and information since the date such financial statements, financial data, documents and other information were prepared or delivered to Lessor or Lender, and no material adverse change has occurred to any such financial statements, financial data, documents and other information not disclosed in writing to Lessor and Lender.

          8. Covenants. Lessee covenants to Lessor for so long as this Lease is in effect as follows:

          A. Nonconsolidation Covenants. (i) The annual financial statements of Lessee, including consolidated financial statements, if any, shall not contain any note or explanatory information, or otherwise support or suggest an inference, that is inconsistent with the fact that (a) all of Lessor's assets are owned by Lessor and (b) Lessor is a separate entity with its own separate creditors which will be entitled to be satisfied out of Lessor's assets.

              (ii) Lessee will not assume liability for any indebtedness for money borrowed by Lessor and does not, and will not, guarantee any of the debts or obligations of Lessor. Lessee will not hold itself out as being liable for any obligations or indebtedness of Lessor.

              (iii) Lessee shall not and shall use its best efforts to cause its affiliates not to hold Lessor out to the public or to any individual creditors as being a unified entity with assets and liabilities in common with Lessee except that Lessor may be included in Lessee's or its affiliates' reports under the Securities Exchange Act of 1934, as amended, and its and their consolidated financial statements, as appropriate, provided such financial statements do not contain any note or explanatory information, or otherwise support or suggest an inference, that is inconsistent with the ownership by Lessor of the Properties or that the Properties are available first to satisfy any creditors of Lessor.

              (iv) Lessee shall conduct its business so as not to mislead others as to the separate identity of Lessor, and particularly will avoid the appearance of conducting business on behalf of Lessor. Without limiting the generality of the foregoing, no oral and written communications of Lessee, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made in the name of Lessor which to the extent that to do otherwise would materially bear upon the maintenance of Lessor's separate identity.

              (v)   Lessee will not act in Lessor's name.

              (vi) Where necessary and appropriate, Lessee shall disclose the independent business status of Lessor to creditors of Lessee, if any.

              (vii) The resolutions, agreements and other instruments of Lessee, if any, underlying the transactions described in this Lease will be maintained by Lessee.

              (viii) All transactions between Lessee and Lessor will be no less fair to each party than they could obtain on an arm's-length basis.

              (ix) The books, records and accounts of Lessee shall at all times be maintained in a manner permitting the assets and liabilities of Lessor to be easily separated and readily ascertained from those of Lessee.

              (x) Lessee will not file or cause to be filed a voluntary or involuntary petition in bankruptcy on behalf of or against Lessor, nor seek substantive consolidation of the assets and liabilities of Lessor and Lessee in any bankruptcy or insolvency proceeding during the Lease Term and for a period of 91 days after the Lease Term.

          B. Transfer, Participation and/or Securitization Covenants. (i) Lessee agrees to cooperate in good faith with Lessor and Lender in connection with any Transfer, Participation and/or Securitization of any of the Notes, Mortgages and/or any of the Loan Documents, or any or all servicing rights with respect thereto, including, without limitation, (X) providing such documents, financial and other data, and other information and materials (the "Disclosures") which would typically be required with respect to Lessee by a purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to such Transfer, Participation and/or Securitization, as applicable; provided, however, Lessee shall not be required to make Disclosures of any confidential information or any information which has not previously been made public unless required by applicable federal or state securities laws; and (Y) amending the terms of this Lease to the extent necessary so as to satisfy the requirements of purchasers, transferees, assignees, servicers, participants, investors or selected rating agencies involved in any such Transfer, Participation or Securitization, so long as such amendments would not have a material adverse effect upon Lessee or the transactions contemplated by this Lease.

              (ii) Lessee consents to Lessor and Lender providing the Disclosures, as well as any other information which Lessor and Lender may now have or hereafter acquire with respect to the Properties or the financial condition of Lessee to each purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to such Transfer, Participation and/or Securitization, as applicable. Lessee shall pay its own attorney fees and other out-of-pocket expenses incurred in connection with the performance of its obligations under this Section 8.B.

          C. Compliance Certificate. Within 60 days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor such compliance certificates as Lessor may reasonably require in order to establish that Lessee is in compliance in all material respects with all of the obligations, duties and covenants imposed on Lessee pursuant to this Lease.

     9. Rentals To Be Net to Lessor. The Base Annual Rental payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the rentals specified during the Lease Term, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Properties shall be performed and paid by Lessee.

     10. Taxes and Assessments. Lessee shall pay, prior to the earlier of delinquency or the accrual of interest on the unpaid balance, all taxes and assessments of every type or nature assessed against, imposed upon or arising with respect to Lessor, any of the Properties, this Lease, the rental or other payments due under this Lease or Lessee during the Lease Term which affect in any manner the net return realized by Lessor under this Lease, including, without limitation, the following:

          A. All taxes and assessments upon any of the Properties or any part thereof and upon any Personalty, whether belonging to Lessor or Lessee, or any tax or charge levied in lieu of such taxes and assessments;

          B. All taxes, charges, license fees and or similar fees imposed by reason of the use of any of the Properties by Lessee; and

          C. All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments due under this Lease, the leasehold estate of either party or the activities of either party pursuant to this Lease.

     Notwithstanding the foregoing, but without limiting the preceding obligation of Lessee to pay all taxes which are imposed on the rental or other payments due under this Lease, in no event will Lessee be required to pay any net income taxes (i.e., taxes which are determined taking into account deductions for depreciation, interest, taxes and ordinary and necessary business expenses) or franchise taxes (unless imposed in lieu of other taxes that would otherwise be the obligation of Lessee under this Lease, including, without limitation, any "gross receipts tax" or any similar tax based upon gross income or receipts of Lessor which does not take into account deductions from depreciation, interest, taxes and/or ordinary or necessary business expenses) of Lessor, any transfer taxes of Lessor, or any tax imposed with respect to the sale, exchange or other disposition by Lessor, in whole or in part, of any of the Properties or Lessor's interest in this Lease (other than transfer or recordation taxes imposed in connection with the transfer of any of the Properties to Lessee or the termination of this Lease pursuant to the provisions of this Lease).

     All taxing authorities shall be instructed to send all tax and assessment invoices to Lessee and Lessee shall promptly provide Lessor and Lender with copies of all tax and assessment invoices received by Lessee. Upon request, Lessee shall also provide Lessor and Lender with evidence that such invoices were paid in a timely fashion. Lessee may, at its own expense, contest or cause to be contested (in the case of any item involving more than $1,000.00, after prior written notice to Lessor), by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any item specified in this Section or lien therefor, provided that (i) such proceeding shall suspend the collection thereof from the applicable Properties or any interest therein, (ii) neither such Properties nor any interest therein would be in any danger of being sold, forfeited or lost by reason of such proceedings, (iii) no Event of Default has occurred, and (iv) Lessee shall have deposited with Lessor adequate reserves for the payment of the taxes, together with all interest and penalties thereon, unless paid in full under protest, or Lessee shall have furnished the security as may be required in the proceeding or as may be required by Lessor to insure payment of any contested taxes.

     11. Utilities. Lessee shall contract, in its own name, for and pay when due all charges for the connection and use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Properties during the Lease Term. Under no circumstances shall Lessor be responsible for any interruption of any utility service.

     12. Insurance. Throughout the Lease Term, Lessee shall maintain with respect to each of the Properties, at its sole expense, the following types and amounts of insurance (which may be included under a blanket insurance policy if all the other terms hereof are satisfied):

          A. Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (for each of the Properties which is in a location designated by the Federal Emergency Management Administration as a Special Flood Hazard Area), earthquake (for each of the Properties which is in an area subject to destructive earthquakes within recorded history), boiler explosion (for each of the Properties with a boiler), plate glass breakage, sprinkler damage (for each of the Properties which has a sprinkler system), all matters covered by a standard extended coverage endorsement, all matters covered by a special coverage endorsement commonly known as an "all-risk" endorsement and such other risks as Lessor may reasonably require, insuring each of the Properties for not less than 100% of their full insurable replacement cost.

          B. Commercial general liability and property damage insurance, including a products liability clause, covering Lessor and Lessee against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Properties or adjoining ways, streets or sidewalks and, if applicable, insurance covering Lessor and Lessee against liability arising from the sale of liquor, beer or wine on the Properties. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Lessee's obligations under Section 19 hereof to the extent insurable, and a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $1,000,000.00 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

          C. Business income insurance or rental interruption insurance, as requested by Lessor, equal to 100% of the Base Annual Rental for a period of not less than 12 months.

          D. State Worker's compensation insurance in the statutorily mandated limits, employer's liability insurance with limits not less than $500,000 or such greater amount as Lessor may from time to time require and such other insurance as may be necessary to comply with applicable laws.

          E. Such other insurance as may from time to time be reasonably required by

     Lessor or Lender in order to protect their respective interests with respect to the Properties.

          All insurance policies shall:

               (i) Provide for a waiver of subrogation by the insurer as to claims against Lessor, Lender and their respective employees and agents;

               (ii) Provide that any "no other insurance" clause in the insurance policy shall exclude any policies of insurance maintained by Lessor or Lender and that the insurance policy shall not be brought into contribution with insurance maintained by Lessor or Lender;

               (iii) Contain a standard without contribution mortgage clause endorsement in favor of Lender and any other party designated by Lessor;

               (iv) Provide that the policy of insurance shall not be terminated, cancelled or substantially modified without at least thirty (30) days' prior written notice to Lessor, Lender and to any other party covered by any standard mortgage clause endorsement;

               (v) Provide that the insurer shall not have the option to restore the applicable Properties if Lessor or Lessee elects to terminate this Lease in accordance with the terms hereof;

               (vi) Be issued by insurance companies licensed to do business in the states in which the Properties are located and which are rated A:VI or better by Best's Insurance Guide or are otherwise approved by Lessor; and

               (vii) Provide that the insurer shall not deny a claim nor shall the insurance be cancelled, invalidated or suspended by (1) any action, inaction, conduct or negligence of Lessor, Lender or any other party covered by any standard mortgage clause endorsement, Lessee, anyone acting for Lessee or any subtenant or other occupant of any of the Properties, (2) occupancy or use of any of the Properties for purposes more hazardous than permitted by such policies, (3) any foreclosure or other proceedings relating to any of the Properties or change in title to or ownership of any of the Properties, or (4) any breach or violation by Lessee or any other person of any warranties, declarations or conditions contained in such policies or the applications for such policies.

     It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Lessee for its acts or omissions as provided in this Lease. All insurance policies (with the exception of worker's compensation insurance to the extent not available under statutory law), shall designate Lessor and Lender as additional named insureds as their interests may appear and shall be payable as set forth in Section 21 hereof.
All such policies shall be written as primary policies, with deductibles not to exceed 10% of the amount of coverage. Any other policies, including any policy now or hereafter carried by Lessor or Lender, shall serve as excess coverage. Lessee shall procure policies for all insurance for periods of not less than one year and shall provide to Lessor and Lender certificates of insurance or, upon the request of Lessor or Lender, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times. In the event of any transfer by Lessor of Lessor's interest in any of the Properties or any financing or refinancing of Lessor's interest in any of the Properties, Lessee shall, upon not less than ten
(10) days' prior written notice, deliver to Lessor or any Lender providing such financing or refinancing, as the case may be, certificates of all insurance required to be maintained by Lessee hereunder naming such transferee or such Lender, as the case may be, as an additional named insured to the extent required herein effective as of the date of such transfer, financing or refinancing.

     13. Tax and Insurance Impound. Upon the occurrence of an Event of Default, Lessor may require Lessee to pay to Lessor sums which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and/or insurance premiums for each of the Properties. Upon such requirement, Lessor will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Lessee shall advise Lessor of all taxes and insurance bills which are due and shall cooperate fully with Lessor in assuring that the same are paid timely. Lessor may deposit all impounded funds in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Lessor. Interest or other gains from such funds, if any, shall be the sole property of Lessor. In the event of any default by Lessee, Lessor may apply all impounded funds against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impounded funds received from Lessee.

     14. Payment of Rental and Other Sums. All rental and other sums which Lessee is required to pay hereunder shall be the unconditional obligation of Lessee and shall be payable in full when due without any setoff, abatement, deferment, deduction or counterclaim whatsoever. Upon execution of this Lease, Lessee shall establish arrangements whereby payments of the Base Monthly Rental and impound payments, if any, are transferred by wire or other means directly from Lessee's bank account to such account as Lessor may designate; provided, however, upon notice from Lender to Lessee and Lessor delivered in the manner set forth in Section 29, Lessee shall deliver all payments of Base Monthly Rental as specified in such notice from Lender. Any delinquent payment (that is, any payment not made within five calendar days after the date when due) shall, in addition to any other remedy of Lessor, incur a late charge of 10% (which late charge is intended to compensate Lessor for the cost of handling and processing such delinquent payment and should not be considered interest) and bear interest at the Default Rate, such interest to be computed from and including the date such payment was due through and including the date of the payment; provided, however, in no event shall Lessee be obligated to pay a sum of late charge and interest higher than the maximum legal rate then in effect.

     15. Use. Except as set forth below, each of the Properties shall be used solely for the operation of a Permitted Facility in accordance with the standards of operations then in effect on a system-wide basis, and for no other purpose. Lessee shall occupy the Properties promptly following the Effective Date and, except as set forth below and except during periods when any of the Properties is untenantable by reason of fire or other casualty or condemnation (provided, however, during all such periods while any of the Properties is untenantable, Lessee shall strictly comply with the terms and conditions of Section 21 of this Lease), Lessee shall at all times during the Lease Term occupy each of the Properties and shall diligently conduct its business on each of the Properties as a Permitted Facility. Lessee may cease diligent operation of business at any of the Properties for a period not to exceed 90 days and may do so only once with respect to each Property within any five-year period during the Lease Term. If Lessee does discontinue operation as permitted by this Section, Lessee shall (i) give written notice to Lessor within 10 days after Lessee elects to cease operation, (ii) provide adequate protection and maintenance of any such Properties during any period of vacancy, (iii) comply with all Applicable Regulations and otherwise comply with the terms and conditions of this Lease other than the continuous use covenant set forth in this Section, and (iv) pay all costs necessary to restore such Properties to their condition on the day operation of the business ceased at such time as such Properties are reopened for Lessee's business operations or other substituted use approved by Lessor as contemplated below. Notwithstanding anything herein to the contrary, Lessee shall pay the Base Monthly Rental on the first day of each month during any period in which Lessee discontinues operation.

     Lessee shall not, by itself or through any assignment, sublease or other type of transfer, convert any of the Properties to an alternative use during the Lease Term without Lessor's consent, which consent shall not be unreasonably withheld or delayed. Lessor may consider any or all of the following in determining whether to grant its consent, without being deemed to be unreasonable: (i) whether the rental paid to Lessor would be equal to or greater than the anticipated rental assuming continued existing use, (ii) whether the proposed rental to be paid to Lessor is reasonable considering the converted use of the Properties and the customary rental prevailing in the community for such use, (iii) whether the converted use will be consistent with the highest and best use of the Properties, and (iv) whether the converted use will increase Lessor's risks or decrease the value of the Properties.

     16.  Compliance with Laws, Restrictions, Covenants and Encumbrances.
          A. Lessee's use and occupation of each of the Properties, and the condition thereof, shall, at Lessee's sole cost and expense, comply fully with all Applicable Regulations and all restrictions, covenants and encumbrances of record with respect to each of the Properties. In addition to the other requirements of this Section, Lessee shall, at all times throughout the Lease Term, comply with all Applicable Regulations, including, without limitation, in connection with any maintenance, repairs and replacements of the Properties undertaken by Lessee as required by
     Section 17 of this Lease.

          B. Lessee will not permit any act or condition to exist on or about any of the Properties which will increase any insurance rate thereon, except when such acts are required in the normal course of its business and Lessee shall pay for such increase.

          C. Without limiting the generality of the other provisions of this Section, Lessee agrees that it shall be responsible for complying in all respects with the Americans with Disabilities Act of 1990, as such act may be amended from time to time, and all regulations promulgated thereunder (collectively, the "ADA"), as it affects the Properties.

     Lessee agrees that it will defend, indemnify and hold harmless the Indemnified Parties from and against any and all Losses caused by, incurred or resulting from Lessee's failure to comply with its obligations under this Section.

          D. Lessee represents and warrants to Lessor and Environmental Insurer as follows:

               (i) None of the Properties nor Lessee are in violation of, or subject to, any pending or threatened investigation or inquiry by any Governmental Authority or to any remedial obligations under any Environmental Laws, and this representation and warranty would continue to be true and correct following disclosure to the applicable Governmental Authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Properties.

               (ii) No permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of any of the Properties by reason of any Environmental Laws have been obtained or are required to be obtained.

               (iii) No Hazardous Materials have been used, handled, manufactured, generated, produced, stored, treated, processed, transferred, disposed of or otherwise Released in, on, under, from or about any of the Properties, except in De Minimis Amounts.

               (iv) The Properties do not contain Hazardous Materials, other than in De Minimis Amounts, or underground storage tanks.

               (v) There is no threat of any Release migrating to any of the Properties.

               (vi) There is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with any of the Properties.

               (vii) Lessee has not received any written or oral notice or other communication from any person or entity (including but not limited to a Governmental Authority) relating to Hazardous Materials or Remediation thereof, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with any of the Properties, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing.

               (viii) Lessee has truthfully and fully provided to Lessor, in writing, any and all information relating to environmental conditions in, on, under or from the Properties that is known to Lessee and that is contained in Lessee's files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or from any of the Properties.

               (ix) All uses and operations on or of the Properties, whether by Lessee or any other person or entity, have been in compliance with all Environmental Laws and permits issued pursuant thereto; there have been no Releases in, on, under or from any of the Properties, except in De Minimis Amounts; there are no Hazardous Materials in, on, or under any of the Properties, except in De Minimis Amounts; and the Properties have been kept free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law (the "Environmental Liens"). Lessee has not allowed any tenant or other user of any of the Properties to do any act that materially increased the dangers to human health or the environment, posed an unreasonable risk of harm to any person or entity (whether on or off the Properties), impaired the value of any of the Properties, is contrary to any requirement of any insurer, constituted a public or private nuisance, constituted waste, or violated any covenant, condition, agreement or easement applicable to any of the Properties.

          E. Lessee covenants to Lessor and Environmental Insurer during the Lease Term that: (i) the Properties shall not be in violation of or subject to any investigation or inquiry by any Governmental Authority or to any remedial obligations under any Environmental Laws. If any such investigation or inquiry is initiated, Lessee shall promptly notify Lessor;
     (ii) all uses and operations on or of each of the Properties, whether by Lessee or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (iii) there shall be no Releases in, on, under or from any of the Properties, except in De Minimis Amounts; (iv) there shall be no Hazardous Materials in, on, or under any of the Properties, except in De Minimis Amounts; (v) Lessee shall keep each of the Properties free and clear of all Environmental Liens, whether due to any act or omission of Lessee or any other person or entity;
     (vi) Lessee shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to subsection F below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (vii) Lessee shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with any of the Properties as may be reasonably requested by Lessor (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lessor and Environmental Insurer the reports and other results thereof, and Lessor, Environmental Insurer and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (viii) Lessee shall, at its sole cost and expense, comply with all reasonable written requests of Lessor to (1) reasonably effectuate Remediation of any condition (including but not limited to a Release) in, on, under or from any of the Properties; (2) comply with any Environmental Law; (3) comply with any directive from any Governmental Authority; and (4) take any other reasonable action necessary or appropriate for protection of human health or the environment; (ix) Lessee shall not do or allow any tenant or other user of any of the Properties to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off any of the Properties), impairs or may impair the value of any of the Properties, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to any of the Properties; and (x) Lessee shall immediately notify Lessor in writing of (A) any presence of Releases or Threatened Releases in, on, under, from or migrating towards any of the Properties; (B) any non-compliance with any Environmental Laws related in any way to any of the Properties; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to any of the Properties; and (E) any written or oral notice or other communication of which Lessee becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with any of the Properties, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Section.

          F. Lessor, Lender, Environmental Insurer and any other person or entity designated by Lessor, including but not limited to any receiver, any representative of a Governmental Authority, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Properties at all reasonable times (including, without limitation, in connection with any Securitization, Participation or Transfer or in connection with a proposed sale or conveyance of any of the Properties or a proposed financing or refinancing secured by any of the Properties or in connection with the exercise of any remedies set forth in this Lease, the Mortgages or the other Loan Documents, as applicable) to assess any and all aspects of the environmental condition of the Properties and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the party conducting the assessment) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Lessee shall cooperate with and provide access to Lessor, Lender, Environmental Insurer and any other person or entity designated by Lessor. Any such assessment and investigation shall be at Lessee's sole cost and expense.

          G. Lessee shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties for, from and against any and all Losses (excluding Losses suffered by an Indemnified Party directly arising out of such Indemnified Party's gross negligence or willful misconduct; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of the Lessor's interest in any of the Properties or Lessor's failure to act in respect of matters which are or were the obligation of Lessee under this Lease) and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any presence of any Hazardous Materials in, on, above, or under any of the Properties; (ii) any past or present Release or Threatened Release in, on, above, under or from any of the Properties; (iii) any activity by Lessee, any person or entity affiliated with Lessee or any other tenant or other user of any of the Properties in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from any of the Properties of any Hazardous Materials at any time located in, under, on or above any of the Properties; (iv) any activity by Lessee, any person or entity affiliated with Lessee or any other tenant or other user of any of the Properties in connection with any actual or proposed Remediation of any Hazardous Materials at any time located in, under, on or above any of the Properties, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (v) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with any of the Properties or operations thereon, including but not limited to any failure by Lessee, any person or entity affiliated with Lessee or any other tenant or other user of any of the Properties to comply with any order of any Governmental Authority in connection with any Environmental Laws; (vi) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering any of the Properties; (vii) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Section; (viii) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with any of the Properties, including but not limited to costs to investigate and assess such injury, destruction or loss; (ix) any acts of Lessee, any person or entity affiliated with Lessee or any other tenant or user of any of the Properties in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials owned or possessed by Lessee, any person or entity affiliated with Lessee or any other tenant or user of any of the Properties, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (x) any acts of Lessee, any person or entity affiliated with Lessee or any other tenant or user of any of the Properties, in accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites selected by Lessee, any person or entity affiliated with Lessee or any other tenant or user of any of the Properties, from which there is a Release, or a Threatened Release of any Hazardous Materials which causes the incurrence of costs for Remediation; (xi) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near any of the Properties; and (xii) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Section.

          H. The obligations of Lessee and the rights and remedies of Lessor under the foregoing subsections D through G shall survive the termination, expiration and/or release of this Lease.

     17. Condition of Properties; Maintenance. Lessee, at its own expense, will maintain all parts of each of the Properties in good repair and sound condition, except for ordinary wear and tear, and will take all action and will make all structural and non-structural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep all parts of each of the Properties in good repair and sound condition. Lessee waives any right to (i) require Lessor to maintain, repair or rebuild all or any part of any of the Properties or (ii) make repairs at the expense of Lessor, pursuant to any Applicable Regulations at any time in effect.

     18. Waste; Alterations and Improvements. Lessee shall not commit actual or constructive waste upon any of the Properties. Lessee shall not alter the exterior, structural, plumbing or electrical elements of any of the Properties in any manner without the consent of Lessor, which consent shall not be unreasonably withheld or conditioned; provided, however, Lessee may undertake nonstructural alterations to any of the Properties costing less than $50,000.00 without Lessor's consent. If Lessor's consent is required hereunder and Lessor consents to the making of any such alterations, the same shall be made according to plans and specifications approved by Lessor and subject to such other conditions as Lessor shall require. All alterations shall be made by Lessee at Lessee's sole expense by licensed contractors and in accordance with all applicable laws governing such alterations. Any work at any time commenced by Lessee on any of the Properties shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Upon completion of any alterations, Lessee shall promptly provide Lessor with (i) evidence of full payment to all laborers and materialmen contributing to the alterations, (ii) an architect's certificate certifying the alterations to have been completed in conformity with the plans and specifications, (iii) a certificate of occupancy (if the alterations are of such a nature as would require the issuance of a certificate of occupancy), and (iv) any other documents or information reasonably requested by Lessor. Any addition to or alteration of any of the Properties shall automatically be deemed a part of the Properties and belong to Lessor, and Lessee shall execute and deliver to Lessor such instruments as Lessor may require to evidence the ownership by Lessor of such addition or alteration. Lessee shall execute and file or record, as appropriate, a "Notice of Non-Responsibility," or any equivalent notice permitted under applicable law in the states where the applicable Properties are located.

     19. Indemnification. Lessee shall indemnify, protect, defend and hold harmless each of the Indemnified Parties from and against any and all Losses (excluding Losses suffered by an Indemnified Party arising out of the gross negligence or willful misconduct of such Indemnified Party; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of the Lessor's interest in any of the Properties or Lessor's failure to act in respect of matters which are or were the obligation of Lessee under this Lease) caused by, incurred or resulting from Lessee's operations of or relating in any manner to any of the Properties, whether relating to their original design or construction, latent defects, alteration, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, default under, or failure to perform, any term or provision of this Lease by Lessee, its officers, employees, agents or other persons, or to which any Indemnified Party is subject because of Lessor's interest in any of the Properties, including, without limitation, Losses arising from (1) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about any of the Properties or portion thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways, (2) any use, non-use or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, any of the Properties or any portion thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways, (3) any representation or warranty made herein by Lessee, in any certificate delivered in connection herewith or in any other agreement to which Lessee is a party or pursuant thereto being false or misleading in any material respect as of the date of such representation or warranty was made, (4) performance of any labor or services or the furnishing of any materials or other property in respect to any of the Properties or any portion thereof, (5) any taxes, assessments or other charges which Lessee is required to pay under Section 10, (6) any lien, encumbrance or claim arising on or against any of the Properties or any portion thereof under any Applicable Regulation or otherwise which Lessee is obligated hereunder to remove and discharge, or the failure to comply with any Applicable Regulation, (7) the claims of any invitees, patrons, licensees or subtenants of all or any portion of any of the Properties or any Person acting through or under Lessee or otherwise acting under or as a consequence of this Lease or any sublease, (8) any act or omission of Lessee or its agents, contractors, licensees, subtenants or invitees, (9) any contest referred to in Section 10, and (10) the sale of liquor, beer or wine on any of the Properties. It is expressly understood and agreed that Lessee's obligations under this Section shall survive the expiration or earlier termination of this Lease for any reason.

     20. Quiet Enjoyment. So long as Lessee shall pay the rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part herein contained, Lessee shall have, subject and subordinate to Lessor's rights herein, the right to the peaceful and quiet occupancy of the Properties. Notwithstanding the foregoing, however, in no event shall Lessee be entitled to bring any action against Lessor to enforce its rights hereunder if an Event of Default shall have occurred and be continuing.

     21. Condemnation or Destruction. A. In the event of a taking of all or any part of any of the Properties for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right ("Taking") or the commencement of any proceedings or negotiations which might result in a Taking or any damage to or destruction of any of the Properties or any part thereof ("Casualty"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking, proceedings, negotiations or Casualty and including copies of any documents or notices received in connection therewith. Thereafter, Lessee shall promptly send Lessor copies of all correspondence and pleadings relating to any such Taking, proceedings, negotiations or Casualty. During all periods of time following a Casualty, Lessee shall ensure that the subject Property is secure and does not pose any risk of harm to adjoining property owners or occupants or third-parties.

          B. In the event of a Taking of the whole of any of the Properties, other than for temporary use ("Total Taking"), the obligations of Lessee with respect to such Property only shall terminate as of the date of the Total Taking, but this Lease shall otherwise continue in full force and effect with respect to the remaining Properties. From and after the date of a Total Taking, the Base Annual Rental shall be reduced by an amount equal to the product of (i) the Applicable Rent Reduction Percentage for the Property subject to the Total Taking, and (ii) the Base Annual Rental in effect as of the date of such Total Taking (the "Adjustment"). If the date of such Total Taking is other than the first day of a month, the Base Annual Rental payable for the month in which such Total Taking occurs shall be apportioned based on such Adjustment as of the date of the Total Taking. Lessee's obligations to Lessor under Section 19 of this Lease with respect to such Property and Lessee's obligation to pay all other sums of money under this Lease (whether payable to Lessor or to a third-party) which accrue prior to the date of such Total Taking shall survive the partial termination of this Lease with respect to such Property. A Total Taking shall include a taking of substantially all of any Property if, in the sole determination of Lessor, the remainder of such Property is not useable and cannot be made useable for a Permitted Facility. Lessor shall be entitled to receive the entire award or payment in connection with a Total Taking without deduction for any estate vested in Lessee by this Lease. Lessee hereby expressly assigns to Lessor all of its right, title and interest in and to every such award or payment and agrees that Lessee shall not be entitled to any award or payment for the value of Lessee's leasehold interest in this Lease. Lessee shall be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of Personalty, the interruption of its business and moving expenses, but only if such claim or award does not adversely affect or interfere with the prosecution of Lessor's claim for the Total Taking or otherwise reduce the amount recoverable by Lessor for the Total Taking.

          C. In the event of a Taking of all or any part of any of the Properties for a temporary use ("Temporary Taking"), this Lease shall remain in full force and effect without any reduction of Base Annual Rental, Additional Rental or any other sum payable hereunder. Except as provided below and subject to the terms and provisions of the Mortgages, Lessee shall be entitled to the entire award for a Temporary Taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of this Lease, in which case the award made for such Taking shall be apportioned between Lessor and Lessee as of the date of such expiration. At the termination of any such Temporary Taking, Lessee will, at its own cost and expense and pursuant to the terms of Section 18 above, promptly commence and complete the restoration of the Property affected by such Temporary Taking; provided, however, Lessee shall not be required to restore such Property if the Lease Term shall expire prior to, or within one year after, the date of termination of such Temporary Taking, and in such event Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repair and restore such Property at the expiration of such Temporary Taking.

          D. In the event of a Taking which is not a Total Taking or a Temporary Taking ("Partial Taking") or of a Casualty, all awards, compensation or damages shall be paid to Lessor, and Lessor shall have the option to (i) terminate this Lease with respect to the Property affected, provided that Lessor shall have obtained Lender's prior written consent, by notifying Lessee within 60 days after Lessee gives Lessor notice of such Casualty or that title has vested in the taking authority or (ii) continue this Lease in effect, which election may be evidenced by either a notice from Lessor to Lessee or Lessor's failure to notify Lessee that Lessor has elected to terminate this Lease with respect to such Property within such 60-day period. Lessee shall have a period of 60 days after Lessor's notice that it has elected to terminate this Lease with respect to such Property during which to elect to continue this Lease with respect to such Property on the terms herein provided. If Lessor elects to terminate this Lease with respect to such Property and Lessee does not elect to continue this Lease with respect to such Property or shall fail during such 60-day period to notify Lessor of Lessee's intent to continue this Lease with respect to such Property, then this Lease shall terminate with respect to such Property as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender such Property, all obligations of either party hereunder with respect to such Property shall cease as of the date of termination (provided, however, Lessee's obligations to Lessor under any indemnification provisions of this Lease with respect to such Property (including, without limitation, Sections 16 and 19) and Lessee's obligations to pay Base Annual Rental, Additional Rental and all other sums (whether payable to Lessor or a third party) accruing under this Lease with respect to such Property prior to the date of termination shall survive such termination), the Base Annual Rental shall be reduced by an amount equal to the product of (i) the Applicable Rent Reduction Percentage for such Property and (ii) the Base Annual Rental in effect as of the date of such Partial Taking or Casualty, and Lessor may retain all such awards, compensation or damages. This Lease shall continue in full force and effect with respect to all other Properties. If Lessor elects not to terminate this Lease with respect to such Property, or if Lessor elects to terminate this Lease with respect to such Property but Lessee elects to continue this Lease with respect to such Property, then this Lease shall continue in full force and effect on the following terms:
     (i) all Base Annual Rental, Additional Rental and other sums and obligations due under this Lease shall continue unabated, and (ii) Lessee shall promptly commence and diligently prosecute restoration of such Property to the same condition, as nearly as practicable, as prior to such Partial Taking or Casualty as approved by Lessor. Subject to the terms and provisions of the Mortgages, Lessor shall promptly make available in installments as restoration progresses an amount up to but not exceeding the amount of any award, compensation or damages received by Lessor after deducting all costs, fees and expenses incident to the collection thereof, including all costs and expenses incurred by Lessor and Lender in connection therewith (the "Net Restoration Amount"), upon request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that Lessee has complied with the terms of Section 18 above in connection with the restoration. Prior to the disbursement of any portion of the Net Restoration Amount with respect to a Casualty, Lessee shall provide evidence reasonably satisfactory to Lessor of the payment of restoration expenses by Lessee up to the amount of the insurance deductible applicable to such Casualty. Lessor shall be entitled to keep any portion of the Net Restoration Amount which may be in excess of the cost of restoration, and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the Net Restoration Amount. If this Lease is terminated with respect to any Property as a result of a Casualty, simultaneously with such termination Lessee shall pay Lessor an amount equal to the insurance deductible applicable to such Casualty.

          E. Any loss under any property damage insurance required to be maintained by Lessee shall be adjusted by Lessor and Lessee. Any award relating to a Total Taking or a Partial Taking shall be adjusted by Lessor or, at Lessor's election, Lessee. Notwithstanding the foregoing or any other provisions of this Section to the contrary, if at the time of any Taking or any Casualty or at any time thereafter Lessee shall be in default under this Lease and such default shall be continuing, Lessor is hereby authorized and empowered but shall not be obligated, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee's claim, if any, for an award on account of such Taking or for insurance proceeds on account of such Casualty and to collect such award or proceeds and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such default and any other then existing default under this Lease and/or to the payment of any amounts owed by Lessee to Lessor under this Lease, in such order, priority and proportions as Lessor in its discretion shall deem proper.

          F. Notwithstanding the foregoing, nothing in this Section 21 shall be construed as limiting or otherwise adversely affecting the representations, warranties, covenants and characterizations set forth in Lease, including, without limitation, those provisions set forth in Section 3 of this Lease.

     22. Inspection. Lessor and its authorized representatives shall have the right, upon giving reasonable advance notice, to enter any of the Properties or any part thereof at reasonable times in order to inspect the same and make photographic or other evidence concerning Lessee's compliance with the terms of this Lease or in order to show the Properties to prospective purchasers and lenders. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of any of the Properties and any other loss occasioned by such entry so long as Lessor shall have used reasonable efforts not to unreasonably interrupt Lessee's normal business operations. Lessee shall keep and maintain at the Properties or Lessee's corporate headquarters full, complete and appropriate books of account and records of Lessee's business relating to the Properties in accordance with GAAP. Lessee's books and records shall at all times be open for inspection by Lessor, Lender and their respective auditors or other authorized representatives and shall show such information as is reasonably necessary to determine compliance with Lessor's obligations under the Loan Documents.

     23.  Intentionally Omitted.

     24. Default, Remedies and Measure of Damages. A. Each of the following shall be an event of default under this Lease (each, an "Event of Default"):

               (i) If any representation or warranty of Lessee set forth in this Lease is false in any material respect, or if Lessee renders any false statement or account;

               (ii) If any rent or other monetary sum due under this Lease is not paid within five days from the date when due; provided, however, notwithstanding the occurrence of such an Event of Default, Lessor shall not be entitled to exercise its remedies set forth below unless and until Lessor shall have given Lessee notice thereof and a period of five days from the delivery of such notice shall have elapsed without such Event of Default being cured;

               (iii) If Lessee fails to pay, prior to delinquency, any taxes, assessments or other charges the failure of which to pay will result in the imposition of a lien against any of the Properties pursuant to Applicable Regulations;

               (iv) If Lessee becomes insolvent within the meaning of the Code, files or notifies Lessor that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, hereinafter, an "Action"), becomes the subject of either a petition under the Code or an Action, or is not generally paying its debts as the same become due;

               (v) If Lessee vacates or abandons any of the Properties other than in accordance with the provisions of Section 15 of this Lease;

               (vi) If Lessee fails to observe or perform any of the other covenants, conditions, or obligations of this Lease; provided, however, if any such failure does not involve the payment of any monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, and is within the reasonable power of Lessee to promptly cure after receipt of notice thereof, all as determined by Lessor in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lessor shall have given Lessee notice thereof and a period of 30 days shall have elapsed, during which period Lessee may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such 30-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such failure, then Lessee shall have a reasonable period to cure such failure beyond such 30-day period, which shall in no event exceed 90 days after receiving notice of such failure from Lessor. If Lessee shall fail to correct or cure such failure within such 90-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required;

               (vii) If there is an "Event of Default" or a breach or default, after the passage of all applicable notice and cure or grace periods, under any of the Other Agreements; or

               (viii) If a final, nonappealable judgment is rendered by a court against Lessee which has a material adverse effect on either the ability to conduct business at any of the Properties for its intended use or Lessee's ability to perform its obligations under this Lease, or is in the amount of $100,000.00 or more, and in either event is not discharged or provision made for such discharge within 60 days from the date of entry thereof.

          B. Upon the occurrence of an Event of Default, with or without notice or demand, except the notice prior to default required under certain circumstances by subsection A. above or such other notice as may be required by statute and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively, or in any combination, all remedies available at law or in equity, including without limitation, any one or more of the following as well as the applicable remedies set forth on the attached
     Schedule I:
     ----------

               (i) To terminate this Lease, whereupon Lessee's right to possession of the Properties shall cease and this Lease, except as to Lessee's liability, shall be terminated.

               (ii) To reenter and take possession of any or all of the Properties, any or all Personalty located on or at any or all of the Properties in which Lessor shall have a landlord's lien and/or security interest, and, to the extent permissible, all franchises, licenses, area development agreements, permits and other rights or privileges of Lessee pertaining to the use and operation of any or all of the Properties and to expel Lessee and those claiming under or through Lessee, without being deemed guilty in any manner of trespass or becoming liable for any loss or damage resulting therefrom, without resort to legal or judicial process, procedure or action. No notice from Lessor hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Lessor to terminate this Lease unless such notice specifically so states. If Lessee shall, after default, voluntarily give up possession of any of the Properties to Lessor, deliver to Lessor or its agents the keys to any of the Properties, or both, such actions shall be deemed to be in compliance with Lessor's rights and the acceptance thereof by Lessor or its agents shall not be deemed to constitute a termination of this Lease. Lessor reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice.

               (iii) To seize all Personalty located on or at any or all of the Properties, in which Lessor shall have a landlord's lien and/or security interest, and to dispose thereof in accordance with the laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at Lessee's sole expense, without becoming liable for any loss or damage resulting therefrom and without resorting to legal or judicial process, procedure or action.

               (iv) To bring an action against Lessee for any damages sustained by Lessor or any equitable relief available to Lessor.

               (v) To relet any or all of the Properties or any part thereof for such term or terms (including a term which extends beyond the original Lease Term), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rental and other sums due from Lessee in such order as Lessor may, in it sole discretion, determine, which other sums include, without limitation, all repossession costs, brokerage commissions, attorneys' fees and expenses, employee expenses, alteration, remodeling and repair costs and expenses of preparing for such reletting. Except to the extent required by applicable law, Lessor shall have no obligation to relet any of the Properties or any part thereof and shall in no event be liable for refusal or failure to relet any of the Properties or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to relieve Lessee of any liability under this Lease or otherwise to affect any such liability. Lessor reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice.

               (vi) (x) To recover from Lessee all rent and other monetary sums then due and owing under this Lease and (y) to accelerate and recover from Lessee all rent and other monetary sums scheduled to become due and owing under this Lease after the date of such breach for the entire original scheduled Lease Term.

               (vii) To recover from Lessee all costs and expenses, including attorneys' fees, court costs, expert witness fees, costs of tests and analyses, travel and accommodation expenses, deposition and trial transcripts, copies and other similar costs and fees, paid or incurred by Lessor as a result of such breach, regardless of whether or not legal proceedings are actually commenced.

               (viii) To immediately or at any time thereafter, and with or without notice, at Lessor's sole option but without any obligation to do so, correct such breach or default and charge Lessee all costs and expenses incurred by Lessor therein. Any sum or sums so paid by Lessor, together with interest at the then existing maximum legal rate, but not higher than 18% per annum, shall be deemed to be Additional Rental hereunder and shall be immediately due from Lessee to Lessor. Any such acts by Lessor in correcting Lessee's breaches or defaults hereunder shall not be deemed to cure said breaches or defaults or constitute any waiver of Lessor's right to exercise any or all remedies set forth herein.

               (ix) To immediately or at any time thereafter, and with or without notice, except as required herein, set off any money of Lessee held by Lessor under this Lease against any sum owing by Lessee hereunder.

               (x) To seek any equitable relief available to Lessor, including, without limitation, the right of specific performance.

     All powers and remedies given by this Section to Lessor, subject to applicable law, shall be cumulative and not exclusive of one another or of any other right or remedy or of any other powers and remedies available to Lessor under this Lease, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements of Lessee contained in this Lease, and no delay or omission of Lessor to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any other or subsequent Event of Default or impair any rights or remedies consequent thereto. Every power and remedy given by this Section or by law to Lessor may be exercised from time to time, and as often as may be deemed expedient, by Lessor, subject at all times to Lessor's right in its sole judgment to discontinue any work commenced by Lessor or change any course of action undertaken by Lessor.

     If Lessee shall fail to observe or perform any of its obligations under this Lease or in the event of an emergency, then, without waiving any Event of Default which may result from such failure or emergency, Lessor may, but without any obligation to do so, take all actions, including, without limitation, entry upon any or all of the Properties to perform Lessee's obligations, immediately and without notice in the case of an emergency and upon five days written notice to Lessee in all other cases. All expenses incurred by Lessor in connection with performing such obligations, including, without limitation, reasonable attorneys' fees and expenses, together with interest at the Default Rate from the date any such expenses were incurred by Lessor until the date of payment by Lessee, shall constitute Additional Rental and shall be paid by Lessee to Lessor upon demand.

     25. Liens; Mortgages, Subordination and Attornment. Lessor's interest in this Lease and/or any of the Properties shall not be subordinate to any liens or encumbrances placed upon any of the Properties by or resulting from any act of Lessee, and nothing herein contained shall be construed to require such subordination by Lessor. Lessee shall keep the Properties free from any liens for work performed, materials furnished or obligations incurred by Lessee. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE OR ALLOW TO BE PLACED ANY LIEN, MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, SECURITY INTEREST OR ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF ANY OF THE PROPERTIES OR LESSEE'S LEASEHOLD INTEREST THEREIN OR THE PERSONALTY, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID. FURTHERMORE, ANY SUCH PURPORTED TRANSACTION SHALL BE DEEMED A TORTIOUS INTERFERENCE WITH LESSOR'S RELATIONSHIP WITH LESSEE AND LESSOR'S OWNERSHIP OF THE PROPERTIES.

     This Lease at all times shall automatically be subordinate to the Mortgages and to the lien of any and all ground leases, mortgages, deeds to secure debt and trust deeds now or hereafter placed upon any of the Properties by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of the Mortgages and any or all such ground leases, mortgages, deeds to secure debt or trust deeds as shall be desired by Lessor, or any present or proposed mortgagees or lenders under deeds to secure debt or trust deeds.

     If any landlord, mortgagee, receiver, Lender or other secured party elects to have this Lease and the interest of Lessee hereunder be superior to any of the Mortgages or any such ground lease, mortgage, deed to secure debt or trust deed and evidences such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such Mortgage, ground lease, mortgage, deed to secure debt or trust deed, whether this Lease was executed before or after such Mortgage, ground lease, mortgage, deed to secure debt or trust deed and in that event such mortgagee, receiver, Lender or other secured party shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of such Mortgage, ground lease, mortgage, deed to secure debt or trust deed and had been assigned to such mortgagee, receiver, Lender or other secured party.

     Although the foregoing provisions shall be self-operative and no future instrument of subordination shall be required, upon request by Lessor, Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within 10 days after demand, Lessee does hereby make, constitute and irrevocably appoint Lessor as its agent and attorney-in-fact and in its name, place and stead so to do, which appointment shall be deemed coupled with an interest.

     In the event any purchaser or assignee of Lender at a foreclosure sale acquires title to any of the Properties, or in the event Lender or any assignee otherwise succeeds to the rights of Lessor as landlord under this Lease, Lessee shall attorn to Lender or such purchaser or assignee, as the case may be (a "Successor Lessor"), and recognize the Successor Lessor as lessor under this Lease, and, if the Successor Lessor in its sole discretion elects to recognize Lessee's tenancy under this Lease, this Lease shall continue in full force and effect as a direct lease between the Successor Lessor and Lessee, provided that the Successor Lessor shall only be liable for any obligations of the lessor under this Lease which accrue after the date that such Successor Lessor acquires title. The foregoing provision shall be self operative and effective without the execution of any further instruments.

     Lessee shall give written notice to any lender of Lessor having a recorded lien upon any of the Properties or any part thereof of which Lessee has been notified of any breach or default by Lessor of any of its obligations under this Lease simultaneously with the giving of such notice to Lessor, and Lessee shall give such lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Upon request by Lessor, Lessee shall also provide Lessee's most recent audited financial statements to Lessor or any such lender and certify the continuing accuracy of such financial statements in such manner as Lessor or such lender may request.

     26. Estoppel Certificate. A. At any time, and from time to time, Lessee shall, promptly and in no event later than 10 days after a request from Lessor or Lender, execute, acknowledge and deliver to Lessor or Lender a certificate in the form supplied by Lessor, Lender or any present or proposed mortgagee or purchaser designated by Lessor, certifying: (i) that Lessee has accepted the Properties (or, if Lessee has not done so, that Lessee has not accepted the Properties, and specifying the reasons therefor); (ii) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor; (iii) the commencement and expiration dates of the Lease Term, including the terms of any extension options of Lessee; (iv) the date to which the rentals have been paid under this Lease and the amount thereof then payable; (v) whether there are then any existing defaults by Lessor in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (vi) that no notice has been received by Lessee of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (vii) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Lessee; (viii) that neither Lessor nor Lender has actual involvement in the management or control of decision making related to the operational aspects or the day-to-day operations of the Properties; and (ix) any other information reasonably requested by Lessor, Lender or such present or proposed mortgagee or purchaser.

          B. If Lessee shall fail or refuse to sign a certificate in accordance with the provisions of this Section within 10 days following a request by Lessor, Lessee irrevocably constitutes and appoints Lessor as its attorney-in-fact to execute and deliver the certificate to any such third party, it being stipulated that such power of attorney is coupled with an interest and is irrevocable and binding; provided, however, that Lessor's execution and delivery of such certificate on behalf of Lessee shall not cure any default arising by reason of Lessee's failure to execute and deliver such certificate.

     27. Assignment. A. If Lender shall succeed to the rights of Lessor as landlord under this Lease, whether through foreclosure of the liens of the Mortgages, deeds-in-lieu of foreclosure or otherwise, Lender, as lessor, shall have the right to sell or convey all, but not less than all, of the Properties or to assign its right, title and interest as Lessor under this Lease in whole, but not in part. In the event of any such sale or assignment other than a security assignment, Lessee shall attorn to such purchaser or assignee and Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale (provided, however, nothing in this Section 27 shall impose liability on Lender or such purchaser or assignee, as lessor, for the obligations of Lessor accruing under this Lease prior to the time Lender or such purchaser or assignee, as the case may be, succeeds to Lessor's rights as lessor under this Lease). Otherwise, and except as permitted pursuant to the Loan Documents, Lessor shall not have the right to sell or convey the Properties or to assign its right, title and interest as lessor under this Lease in whole or in part.

          B. Lessee acknowledges that Lessor has relied both on the business experience and creditworthiness of Lessee and upon the particular purposes for which Lessee intends to use the Properties in entering into this Lease. Without the prior written consent of Lessor: (i) Lessee shall not assign, transfer, convey, pledge or mortgage this Lease or any interest therein, whether by operation of law or otherwise; (ii) no interest in Lessee shall be assigned, transferred, conveyed, pledged or mortgaged, whether by operation of law or otherwise, including, without limitation, a dissolution of Lessee or a transfer of any of the voting stock of Lessee, provided, however, the foregoing shall not apply to (x) any transfer of stock traded publicly during such period of time that Lessee is a publicly traded company or (y) any other transfer of stock that does not represent voting control of 50.1% or more of the voting shares of Lessee resulting from one or more transfers; and (iii) Lessee shall not sublet all or any part of any of the Properties. It is expressly agreed that Lessor may withhold or condition such consent based upon such matters as Lessor may in its reasonable discretion determine, including, without limitation, the experience and creditworthiness of any assignee, the assumption by any assignee of all of Lessee's obligations hereunder by undertakings enforceable by Lessor, payment to Lessor of any rentals owing under a sublease which are in excess of the rentals owing hereunder, the transfer to any assignee of all necessary licenses and franchises to continue operating the Properties for the purposes herein provided, receipt of such representations and warranties from any assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind. At the time of any assignment of this Lease which is approved by Lessor, the assignee shall assume all of the obligations of Lessee under this Lease pursuant to Lessor's standard form of assumption agreement. No such assignment nor any subletting of any of the Properties shall relieve Lessee of its obligations respecting this Lease. Any assignment, transfer, conveyance, pledge or mortgage in violation of this paragraph shall be voidable at the sole option of Lessor.

     28.  Intentionally Omitted.

     29. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:


          If to Lessor             Precision Auto Care Holdings, LLC
                                   748 Miller Drive, SE
                                   Leesburg, VA 20175
                                   Attention Mr. Charles Dunlap
                                   Telephone: (703) 777-9095
                                   Telecopy: (703) 771-7108

          If to Lessee:            Mr. Charles Dunlap
                                   Chief Executive Officer and President
                                   Precision Auto Care, Inc.
                                   748 Miller Drive, SE
                                   Leesburg, VA 20175
                                   Telephone: (703) 777-9095
                                   Telecopy: (703) 771-7108


          or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Unless all obligations under the Loan Documents have been satisfied in full, no such notices, consents, approvals or other communications shall be valid unless Lender receives a duplicate original thereof at the following address:

                                   Dennis L. Ruben, Esq.
                                   Executive Vice President, General Counsel and Secretary
                                   FFCA Acquisition Corporation
                                   17207 North Perimeter Drive
                                   Scottsdale, AZ 85255
                                   Telephone: (480) 585-4500
                                   Telecopy:  (480) 585-2226

or to such other address or such other person as Lender may from time to time specify to Lessor and Lessee in a notice delivered in the manner provided above.

     30. Holding Over. If Lessee remains in possession of any of the Properties after the expiration of the term hereof, Lessee, at Lessor's option and within Lessor's sole discretion, may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums in the amounts herein provided, except that the Base Monthly Rental shall be automatically doubled, and to comply with all the terms of this Lease; provided that nothing herein nor the acceptance of rent by Lessor shall be deemed a consent to such holding over. Lessee shall defend, indemnify, protect and hold the Indemnified Parties harmless from and against any and all Losses resulting from Lessee's failure to surrender possession upon the expiration of the Lease Term, including, without limitation, any claims made by any succeeding lessee.

     31. Landlord's Lien/Security Interest. Lessee agrees that Lessor shall have a landlord's lien, and additionally hereby separately grants to Lessor a first and prior security interest, in, on and against all Personalty, which lien and security interest shall secure the payment of all rental and other charges payable by Lessee to Lessor under the terms hereof and all other obligations of Lessee to Lessor under this Lease. Lessee further agrees to execute and deliver to Lessor from time to time such financing statements and other documents as Lessor may then deem appropriate or necessary to perfect and maintain said lien and security interest, and expressly acknowledges and agrees that, in addition to any and all other rights and remedies of Lessor whether hereunder or at law or in equity, in the event of any default of Lessee hereunder, Lessor shall have any and all rights and remedies granted a secured party under the Uniform Commercial Code then in effect in the states in which the Properties are located. If Lessee shall fail for any reason to execute any such financing statement or document within 10 days after Lessor's request therefor, Lessor shall have the right to execute the same as attorney-in-fact of Lessee, coupled with an interest, for, and on behalf, and in the name of Lessee. Lessee covenants to promptly notify Lessor of any changes in Lessee's name and/or organizational structure which may necessitate the execution and filing of additional financing statements (provided, however, the foregoing shall not be construed as Lessor's consent to such changes).

     32. Removal of Personalty. At the expiration of the Lease Term, and if Lessee is not then in breach hereof, Lessee may remove all Personalty from the Properties. Lessee shall repair any damage caused by such removal and shall leave the Properties broom clean and in good and working condition and repair inside and out. Any property of Lessee left on the Properties on the tenth day following the expiration of the Lease Term shall, at Lessor's option, automatically and immediately become the property of Lessor.

     33. Financial Statements. Within 45 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor and Lender (i) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of cash flows and all other related schedules for the fiscal period then ended; and (ii) income statements for the business at each of the Properties. All such financial statements shall be prepared in accordance with GAAP and shall be certified to be accurate and complete by Lessee (or the Treasurer or other appropriate officer of Lessee). Lessee understands that Lessor and Lender will rely upon such financial statements and Lessee represents that such reliance is reasonable. In the event that Lessee's property and business at the Properties is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the sales, profits and losses, assets and liabilities pertaining to each of the Properties with the basis for allocation of overhead of other charges being clearly set forth. The financial statements delivered to Lessor and Lender need not be audited, but Lessee shall deliver to Lessor and Lender copies of any audited financial statements of Lessee which may be prepared, as soon as they are available.

     34. Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, acts of God, enemy or hostile governmental action, civil commotion, fire or other casualty beyond the control of the party obligated to perform shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except the obligations imposed with regard to rental and other monies to be paid by Lessee pursuant to this Lease and any indemnification obligations imposed upon Lessee under this Lease.

     35. Time is of the Essence. Time is of the essence with respect to each and every provision of this Lease in which time is a factor.

     36. Lessor's Liability. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Lessor, that (i) there shall be absolutely no personal liability on the part of Lessor, its successors or assigns and the trustees, members, partners, shareholders, officers, directors, employees and agents of Lessor and its successors or assigns, to Lessee with respect to any of the terms, covenants and conditions of this Lease,
(ii) Lessee waives all claims, demands and causes of action against the trustees, members, partners, shareholders, officers, directors, employees and agents of Lessor and its successors or assigns in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, and (iii) Lessee shall look solely to the Properties for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, or any other matter in connection with this Lease or the Properties, such exculpation of liability to be absolute and without any exception whatsoever.

     37. Consent of Lessor. A. Unless specified otherwise herein, Lessor's consent to any request of Lessee may be conditioned or withheld in Lessor's sole discretion. Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

          B. It is understood and agreed that to the extent Lessor is required to obtain the consent, approval, agreement or waiver of Lender under the Loan Documents with respect to a matter for which Lessor's approval has been requested under this Lease, Lessor shall in no event be deemed to have unreasonably withheld Lessor's consent, approval, agreement or waiver thereof if Lender shall not have given its approval if required.

     38. Waiver and Amendment. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion. No acceptance by Lessor of an amount less than the monthly rent and other payments stipulated to be due under this Lease shall be deemed to be other than a payment on account of the earliest such rent or other payments then due or in arrears nor shall any endorsement or statement on any check or letter accompanying any such payment be deemed a waiver of Lessor's right to collect any unpaid amounts or an accord and satisfaction.

     39. Successors Bound. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto.

     40. No Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not result in a merger of Lessor's and Lessee's estates, and shall, at the option of Lessor, either terminate any or all existing subleases or subtenancies, or operate as an assignment to Lessor of any or all of such subleases or subtenancies.

     41. Captions. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

     42. Severability. The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

     43. Characterization. A. It is the intent of the parties hereto that the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein. None of the agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, to make Lessee an agent, legal representative, partner, subsidiary or employee of Lessor, nor to make Lessor in any way responsible for the debts, obligations or losses of Lessee.

     B. Lessor and Lessee acknowledge and warrant to each other that each has had the opportunity to be represented by independent counsel and has executed this Lease after being fully advised by counsel as to its effect and significance. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of a covenant.

     44. Easements. During the Lease Term Lessor shall have the right to grant utility easements on, over, under and above any of the Properties without the prior consent of Lessee, provided that such easements will not materially interfere with Lessee's long-term use of such Properties.

     45. Bankruptcy. A. As a material inducement to Lessor executing this Lease, Lessee acknowledges and agrees that Lessor is relying upon (i) the financial condition and specific operating experience of Lessee and Lessee's obligation to use each of the Properties specifically in accordance with system-wide requirements imposed from time to time on Permitted Facilities, (ii) Lessee's timely performance of all of its obligations under this Lease as to all Properties notwithstanding the entry of an order for relief under the Code for Lessee and (iii) all defaults under this Lease as to all Properties being cured promptly and this Lease being assumed within 60 days of any order for relief entered under the Code for Lessee, or this Lease being rejected within such 60 day period and the Properties surrendered to Lessor.

     Accordingly, in consideration of the mutual covenants contained in this Lease and for other good and valuable consideration, Lessee hereby agrees that:

               (i) All obligations that accrue under this Lease (including the obligation to pay rent), from and after the date that an Action is commenced shall be timely performed exactly as provided in this Lease and any failure to so perform shall be harmful and prejudicial to Lessor;

               (ii) Any and all obligations under this Lease that become due from and after the date that an Action is commenced and that are not paid as required by this Lease shall, in the amount of such rents, constitute administrative expense claims allowable under the Code with priority of payment at least equal to that of any other actual and necessary expenses incurred after the commencement of the Action;

               (iii) Any extension of the time period within which Lessee may assume or reject this Lease without an obligation to cause all obligations coming due under this Lease from and after the date that an Action is commenced to be performed as and when required under this Lease shall be harmful and prejudicial to Lessor;

               (iv) Any time period designated as the period within which Lessee must cure all defaults and compensate Lessor for all pecuniary losses which extends beyond the date of assumption of this Lease shall be harmful and prejudicial to Lessor;

               (v) Any assignment of this Lease must result in all terms and conditions of this Lease being assumed by the assignee without alteration or amendment, and any assignment which results in an amendment or alteration of the terms and conditions of this Lease without the express written consent of Lessor shall be harmful and prejudicial to Lessor;

               (vi) Any proposed assignment of this Lease to an assignee: (a) that will not use the Properties specifically in accordance with a franchise, license and/or area development agreement with the franchisor of Permitted Facilities, or (b) that does not possess financial condition, operating performance and experience characteristics equal to or better than the financial condition, operating performance and experience of Lessee as of the Effective Date, shall be harmful and prejudicial to Lessor;

               (vii) The rejection (or deemed rejection) of this Lease for any reason whatsoever shall constitute cause for immediate relief from the automatic stay provisions of the Code, and Lessee stipulates that such automatic stay shall be lifted immediately and possession of the Properties will be delivered to Lessor immediately without the necessity of any further action by Lessor; and

               (viii) This Lease shall at all times be treated as consistent with the specific characterizations set forth in Section 3 of this Lease, and assumption or rejection of this Lease shall be (a) in its entirety, (b) for all of the Properties, and (c) in strict accordance with the specific terms and conditions of this Lease.

          B. No provision of this Lease shall be deemed a waiver of Lessor's rights or remedies under the Code or applicable law to oppose any assumption and/or assignment of this Lease, to require timely performance of Lessee's obligations under this Lease, or to regain possession of the Properties as a result of the failure of Lessee to comply with the terms and conditions of this Lease or the Code.

          C. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as such, shall constitute "rent" for the purposes of the Code.

          D. For purposes of this Section addressing the rights and obligations of Lessor and Lessee in the event that an Action is commenced, the term "Lessee" shall include Lessee's successor in bankruptcy, whether a trustee, Lessee as debtor in possession or other responsible person.

     46. No Offer. No contractual or other rights shall exist between Lessor and Lessee with respect to the Properties until both have executed and delivered this Lease, notwithstanding that deposits may have been received by Lessor and notwithstanding that Lessor may have delivered to Lessee an unexecuted copy of this Lease. The submission of this Lease to Lessee shall be for examination purposes only, and does not and shall not constitute a reservation of or an option for Lessee to lease or otherwise create any interest on the part of Lessee in the Properties.

     47. Other Documents. Each of the parties agrees to sign such other and further documents as may be necessary or appropriate to carry out the intentions expressed in this Lease.

     48. Attorneys' Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled. In addition, Lessor shall, upon demand, be entitled to all attorneys' fees and all other costs incurred in the preparation and service of any notice or demand hereunder, whether or not a legal action is subsequently commenced. References in this Lease to Lessor's attorneys' fees and/or costs shall mean both the fees and costs of independent counsel retained by Lessor with respect to the matter and the fees and costs of Lessor's in-house counsel incurred in connection with the matter.

     49. Entire Agreement. This Lease and any other instruments or agreements referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Without limiting the foregoing, Lessee specifically acknowledges that neither Lessor nor any agent, officer, employee or representative of Lessor has made any representation or warranty regarding the projected profitability of the business to be conducted on the Properties. Furthermore, Lessee acknowledges that Lessor did not prepare or assist in the preparation of any of the projected figures used by Lessee in analyzing the economic viability and feasibility of the business to be conducted by Lessee at the Properties.

     50. Forum Selection; Jurisdiction; Venue; Choice of Law. Lessee acknowledges that this Lease was substantially negotiated in the State of Arizona, the executed Lease was delivered in the State of Arizona, all payments under this Lease will be delivered in the State of Arizona (unless otherwise directed by Lessor or its successors) and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Lease, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Lessee and Lessor consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Lessee and Lessor waive and agree not to assert in any such action, suit or proceeding that they are not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. The creation of this Lease and the rights and remedies of Lessor with respect to the Properties, as provided herein and by the laws of the states in which the Properties are located, as applicable, shall be governed by and construed in accordance with the internal laws of the states in which the Properties are located, as applicable, without regard to principles of conflicts of law. With respect to other provisions of this Lease, this Lease shall be governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. Nothing contained in this Section shall limit or restrict the right of Lessor or Lessee to commence any proceeding in the federal or state courts located in the states in which the Properties are located to the extent Lessor or Lessee deems such proceeding necessary or advisable to exercise remedies available under this Lease.

     51. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

     52. Memorandum of Master Lease. Concurrently with the execution of this Lease, Lessor and Lessee are executing the Memorandum to be recorded in the applicable real property records with respect to each of the Properties. Further, upon Lessor's request, Lessee agrees to execute and acknowledge a termination of lease and/or quit claim deed in recordable form with respect to each of the Properties to be held by Lessor until the expiration or sooner termination of the Lease Term.

     53. No Brokerage. Lessor and Lessee represent and warrant to each other that they have had no conversation or negotiations with any broker concerning the leasing of the Properties. Each of Lessor and Lessee agrees to protect, indemnify, save and keep harmless the other, against and from all liabilities, claims, losses, costs, damages and expenses, including attorneys' fees, arising out of, resulting from or in connection with their breach of the foregoing warranty and representation.

     54. Waiver of Jury Trial and Punitive, Consequential, Special and Indirect Damages. LESSOR AND LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE

OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE'S USE OR OCCUPANCY OF ANY OF THE PROPERTIES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM LESSOR AND ANY OF LESSOR'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY LESSEE AGAINST LESSOR OR ANY OF LESSOR'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY LESSEE OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

     55. Reliance By Environmental Insurer and Lender. A. Lessee acknowledges and agrees that Environmental Insurer may rely on the representations, warranties and covenants set forth in Section 16 of this Lease, that Environmental Insurer is an intended third-party beneficiary of such representations, warranties and covenants and that Environmental Insurer shall have all rights and remedies available at law or in equity as a result of a breach of such representations, warranties and covenants, including to the extent applicable, the right of subrogation.

          B. Lessee acknowledges and agrees that Lender may rely on all of the representations, warranties and covenants set forth in this Lease, that Lender is an intended third-party beneficiary of such representations, warranties and covenants and that Lender shall have all rights and remedies available at law or in equity as a result of a breach of such representations, warranties and covenants, including to the extent applicable, the right of subrogation.

     56. Document Review. In the event Lessee makes any request upon Lessor requiring Lessor, Lender or the attorneys of Lessor or Lender to review and/or prepare (or cause to be reviewed and/or prepared) any documents, plans, specifications or other submissions in connection with or arising out of this Lease, then Lessee shall reimburse Lessor or its designee promptly upon Lessor's demand therefor for all out-of-pocket costs and expenses incurred by Lessor in connection with such review and/or preparation plus a reasonable processing and review fee.

     57. State Specific Provisions. The provisions and/or remedies which are set forth on Schedule I shall be deemed a part of and included within the terms
             ----------
and conditions of this Lease.

     IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written.

                                        LESSOR:

                                        PRECISION AUTO CARE HOLDINGS, LLC,
                                        a Delaware limited liability company

                                             By: Precision Auto Care, Inc.,
                                                 a Virginia corporation
                                                 its managing member

                                             By ________________________________
                                             Printed Name ______________________
                                             Its _______________________________



                                        LESSEE:

                                        PRECISION AUTO CARE, INC.,
                                        a Virginia corporation


                                        By ________________________________
                                        Printed Name ______________________
                                        Its _______________________________


                                        Lessee's Tax Identification Number

                                        ___________________________________

STATE OF                 )
                         ) SS.
COUNTY OF                )


     The foregoing instrument was acknowledged before me on ______________, 2000 by _____________________, _____________________________ of Precision Auto Care,
Inc., a Virginia corporation, managing member of Precision Auto Care Holdings, LLC, a Delaware limited liability company, on behalf of the corporation and limited liability company.


                                             ___________________________________
                                             Notary Public

My Commission Expires:


___________________________________



STATE OF                 )
                         ) SS.
COUNTY OF                )

     The foregoing instrument was acknowledged before me on ______________, 2000 by _____________________, _____________________________ of Precision Auto Care,
Inc., a Virginia corporation, on behalf of the corporation.


                                             ___________________________________
                                             Notary Public

My Commission Expires:


___________________________________

                                   EXHIBIT A

                                  PROPERTIES


FFCA No.          Unit No.                                  Address

8000-8811            30       9160 East 38/th/ Street; Indianapolis, Indiana
8000-8812            31       8150 Pendelton Pike; Lawrence, Indiana
8000-8814            16       2110 East Livingston; Columbus, Ohio
8000-8816            36       794 South State Street; Westerville, Ohio
8000-8819            32       900 West 5/th/ Street; Columbus, Ohio
8000-8820            33       1085 South Hamilton Road; Columbus, Ohio
8000-8821            34       2295 Morse Road; Columbus, Ohio
8000-8823           N/A       1260 Barnum Avenue; Stratford, Connecticut
8000-8825            40       3940 N. High School Road; Indianapolis, Indiana
8000-8826            29       4115 S. Emerson Avenue; Indianapolis, Indiana

                                  EXHIBIT A-1

                       LEGAL DESCRIPTIONS OF PROPERTIES

                                  SCHEDULE I

                           STATE SPECIFIC PROVISIONS

                PROVISIONS APPLICABLE TO CONNECTICUT SITE ONLY

 LESSEE ACKNOWLEDGES THAT THE TRANSACTION CONTEMPLATED HEREIN IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF SECTION 52-278a OF THE CONNECTICUT GENERAL
STATUTES, AND THAT IN ANY ACTION UPON THIS TRANSACTION, LESSOR MAY AVAIL ITSELF
  OF AND PURSUE ITS RIGHTS TO OBTAIN A PREJUDGMENT REMEDY IN ACCORDANCE WITH
 SECTION 52-278f OF THE CONNECTICUT GENERAL STATUTES.  LESSEE HAS BEEN ADVISED
                          MEMORANDUM OF MASTER LEASE

     THIS MEMORANDUM OF MASTER LEASE (this "Memorandum") is executed effective as of __________________, 2000 (the "Effective Date"), by and between PRECISION AUTO CARE HOLDINGS, LLC, a Delaware limited liability company ("Lessor"), whose address is 748 Miller Drive, SE, Leesburg, Virginia 20175, and PRECISION AUTO CARE, INC., a Virginia corporation ("Lessee"), whose address is 748 Miller Drive, SE, Leesburg, Virginia 20175.

                            PRELIMINARY STATEMENT:

     Lessor and Lessee entered into that certain master lease (the "Master Lease") dated as of the Effective Date, the terms, provisions and conditions of which are incorporated herein by this reference to the same extent as if recited in their entirety herein. Pursuant to the terms, provisions and conditions of the Master Lease, Mortgagee has leased to Lessee, and Lessee has rented and leased from Lessor, the properties described by FFCA Number, Unit Number and address in Exhibit A attached hereto (collectively, the "Properties"),
           ---------
including, without limitation, the real property or properties, together with all buildings, fixtures and other improvements now or hereafter located thereon, described more particularly in the legal description or descriptions attached hereto as Exhibit A-1 and incorporated herein by this reference. LaSalle Bank
          -----------
National Association, as trustee pursuant to that certain Indenture dated as of September 1, 1999 ("Mortgagee"), is the holder of certain Notes evidencing loans which have been assumed by Lessor and which are secured by mortgages, deeds of trust or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings encumbering the Properties (collectively, the "Mortgages"), which have been recorded prior to the recording of this Memorandum. The Properties will at all times be owned by Lessor, and Lessee's sole interest in the Properties shall be its leasehold interest pursuant to the Master Lease. Unless otherwise expressly provided herein, all defined terms used in this Memorandum shall have the same meanings as are ascribed to such terms in the Master Lease.

     NOW, THEREFORE, Lessor and Lessee hereby make specific reference to the following


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terms, provisions and conditions of the Master Lease:

          1. In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed pursuant to the Master Lease, Lessor leases to Lessee, and Lessee takes and hires, the Properties. The Master Lease term commences as of the Effective Date and expires on December 31, 2014, unless terminated sooner as provided in the Master Lease. The time period during which the Master Lease shall actually be in effect is referred to herein as the "Lease Term."

          2. (a) In the event Mortgagee shall succeed to the rights of Lessor as landlord under the Master Lease, whether through foreclosure of the liens of the Mortgages, deeds-in-lieu of foreclosure of the Mortgages, or otherwise, Mortgagee, as lessor under the Master Lease, shall have the right to sell or convey all, but not less than all, of the Properties or to assign its right, title and interest as lessor under the Master Lease in whole, but not in part. In the event of any such sale or assignment other than a security assignment, Lessee shall attorn to such purchaser or assignee and Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained in the Master Lease, except for obligations or liabilities accrued prior to such assignment or sale (provided, however, nothing in this subsection shall impose liability on Mortgagee or such purchaser or assignee, as lessor, for the obligations of Lessor accruing under the Master Lease prior to the time Mortgagee or such purchaser or assignee, as the case may be, succeeds to Lessor's rights as lessor under the Master Lease).

          (b)  Without the prior written consent of Lessor:

               (i) Lessee shall not assign, transfer, convey, pledge or mortgage the Master Lease or any interest therein, whether by operation of law or otherwise;

               (ii) no interest in Lessee shall be assigned, transferred, conveyed, pledged or mortgaged, whether by operation of law or otherwise, including, without limitation, a dissolution of Lessee, provided, however, the foregoing shall not apply to (x) any transfer of stock traded publicly during such period of time that Lessee is a publicly traded company or (y) any other transfer of stock that does not represent voting control of 50.1% or more of the voting shares of Lessee resulting from one or more transfers; and

               (iii) except as expressly provided in the Master Lease, Lessee shall not sublet all or any part of any of the Properties.

     ANY SUCH PURPORTED TRANSACTION WHICH IS NOT PERMITTED BY THE MASTER LEASE OR OTHERWISE APPROVED BY LESSOR SHALL BE VOIDABLE AT THE SOLE OPTION OF LESSOR.

          3.   NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED


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     TO PLACE OR ALLOW TO BE PLACED ANY LIEN, MORTGAGE, DEED OF TRUST, DEED TO
     SECURE DEBT, SECURITY INTEREST OR ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF ANY OF THE PROPERTIES OR LESSEE'S LEASEHOLD INTEREST THEREIN OR THE PERSONALTY (AS HEREINAFTER DEFINED), AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID. FURTHERMORE, ANY SUCH PURPORTED TRANSACTION SHALL BE DEEMED A TORTIOUS INTERFERENCE WITH LESSOR'S RELATIONSHIP WITH LESSEE AND LESSOR'S OWNERSHIP OF THE PROPERTIES.

          4. Any addition to or alteration of any of the Properties shall automatically be deemed part of the Properties and belong to Lessor.

          5. The Master Lease at all times shall automatically be subordinate to the Mortgages and to the lien of any ground leases, mortgages, deeds to secure debt and trust deeds now or hereafter placed upon any of the Properties by Lessor, unless the landlord, mortgagee or trustee under any such Mortgages, ground lease, mortgage, deed to secure debt or trust deed, as applicable, elects otherwise by notice given to Lessee.

          6.   A.  Lessor and Lessee intend that:

               (i) the Master Lease constitutes a single master lease of all, but not less than all, of the Properties and that Lessor and Lessee have executed and delivered the Master Lease with the understanding that the Master Lease constitutes a unitary, unseverable instrument pertaining to all, but not less than all, of the Properties, and that neither the Master Lease nor the duties, obligations or rights of Lessee may be allocated or otherwise divided among the Properties by Lessee;

               (ii) the Master Lease is a "true lease" and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of the Master Lease are those of a true lease; and

               (iii) the business relationship created by the Master Lease and any related documents is solely that of a long-term commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained therein.

          B. Lessor and Lessee acknowledge and agree that the Lease Term is less than the remaining economic life of each of the Properties.

          C. Lessee waives any claim or defense based upon the characterization of the Master Lease as anything other than a true lease and irrevocably waives any claim or defense which asserts that the Master Lease is anything other than a true lease. Lessee covenants and agrees that it will not assert that the Master Lease is anything but a true lease. Lessee stipulates and agrees not to challenge the validity, enforceability or characterization


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Unit No. 16
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Columbus, OH

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     of the lease of the Properties as a true lease and further stipulates and agrees that nothing contained in the Master Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Lessee shall support the intent of the parties that the lease of the Properties pursuant to the Master Lease is a true lease and does not create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs.

          D. Lessee waives any claim or defense based upon the characterization of the Master Lease as anything other than a master lease of all of the Properties and irrevocably waives any claim or defense which asserts that the Master Lease is anything other than a master lease. Lessee covenants and agrees that it will not assert that the Master Lease is anything but a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties. Lessee stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the Properties as a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties. Lessee shall support the intent of the parties that the Master Lease is a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties, if, and to the extent that, any challenge occurs.

          E. Lessee represents and warrants to Lessor that (i) the Base Annual Rental is the fair market value for the use of the Properties and was agreed to by Lessor and Lessee on that basis, and (ii) the execution, delivery and performance by Lessee of the Master Lease does not constitute a transfer of all or any part of the Properties.

          F. The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this Section are a material inducement to Lessor entering into the Master Lease.

          7. Original copies of the Master Lease are in the possession of Lessor and Lessee. The Master Lease contains other terms not herein set forth but which are incorporated by reference herein for all purposes, and this Memorandum is executed for the purpose of placing parties dealing with the Properties on notice of the existence of the Master Lease and, where appropriate, its contents, and shall ratify and confirm all other terms of the Master Lease as fully as if the same had been set forth herein. Additional information concerning the terms of the Master Lease can be obtained from Lessor or Lessee at the addresses set forth above.

          8. This Memorandum is intended for recording purposes only, and does not modify, supersede, diminish, add to or change all or any of the terms of the Master Lease in any respect. The terms and conditions of the Master Lease shall control notwithstanding that the terms and conditions of the Master Lease may be inconsistent or vary from those set forth in this Memorandum.


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

          9. Lessee agrees that Lessor shall have a landlord's lien, and additionally hereby separately grants to Lessor a first priority lien and security interest in, on and against all machinery, appliances, furniture, equipment, trade fixtures and other personal property of Lessee from time to time situated on or used in connection with the Properties (collectively, the "Personalty"), which lien and security interest shall secure the payment of all rental and other charges payable by Lessee to Lessor under the terms of the Master Lease and all other obligations of Lessee to Lessor under the Master Lease.

          10. This Memorandum may be executed in one or more counterparts, each of which shall be deemed an original.


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FFCA No. 8000-8814
Unit No. 16
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Columbus, OH

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

     IN WITNESS WHEREOF, the parties hereto have caused this Memorandum to be duly executed as of the Effective Date.

Signed and acknowledged in the          LESSOR:
presence of:
                                        PRECISION AUTO CARE HOLDINGS, LLC,
_________________________________       a Delaware limited liability company

_________________________________            By: Precision Auto Care, Inc.,
Printed Name                                     a Delaware corporation
                                                 its managing member


_________________________________            By ______________________________
                                             Printed Name ____________________
_________________________________            Its _____________________________
Printed Name



Signed and acknowledged in the          LESSEE:
presence of:
                                        PRECISION AUTO CARE, INC.,
_________________________________       a Virginia corporation

_________________________________
Printed Name                            By ______________________________
                                        Printed Name ____________________
_________________________________       Its _____________________________

_________________________________
Printed Name


05-60325.04
FFCA No. 8000-8814
Unit No. 16
2110 East Livingston
Columbus, OH

STATE OF __________________  )
                             ) SS.
COUNTY OF _________________  )

     Before me, a notary public in and for said county and state, appeared ____________________, __________________________ of Precision Auto Care, Inc., a
Virginia corporation, managing member of Precision Auto Care Holdings, LLC, a Delaware limited liability company, who acknowledged to me that [he][she] did execute the foregoing instrument and the same is [his][her] free act and deed, personally and on behalf of said limited liability company.

     In testimony whereof, I have hereunto subscribed my name, and affixed my official seal at ___________, ____________, this ____ day of ______________,
2000.


                                        _______________________________________
                                        Notary Public



My Commission Expires:

_____________________________


05-60325.04
FFCA No. 8000-8814
Unit No. 16
2110 East Livingston
Columbus, OH

STATE OF _________________  )
                            ) SS.
COUNTY OF ________________  )

     Before me, a notary public in and for said county and state, appeared ____________________, ____________________ of Precision Auto Care, Inc., a
Virginia corporation, who acknowledged to me that [he][she] did execute the foregoing instrument and the same is [his][her] free act and deed, personally and on behalf of said corporation.

     In testimony whereof, I have hereunto subscribed my name, and affixed my official seal at ______________________, ____________, this ____ day of
____________, 2000.


                                           ____________________________________
                                           Notary Public


My Commission Expires:

_________________________________



This Instrument Prepared By:

Kevin T. Lytle, Esq.
Kutak Rock LLP
Suite 300
8601 North Scottsdale Road
Scottsdale, Arizona 85253-2742
Telephone: (480) 429-5000
Facsimile: (480) 429-5001


When recorded return to:

Ms. Michelle McDonald
FFCA Acquisition Corporation
17207 North Perimeter Drive
Scottsdale, Arizona  85255


05-60325.04
FFCA No. 8000-8814
Unit No. 16
2110 East Livingston
Columbus, OH

                                   EXHIBIT A

                                  PROPERTIES


      FFCA No.         Unit No.                   Address

      8000-8811          30      9160 East 38/th/ Street; Indianapolis, Indiana
      8000-8812          31      8150 Pendelton Pike; Lawrence, Indiana
      8000-8814          16      2110 East Livingston; Columbus, Ohio
      8000-8816          36      794 South State Street; Westerville, Ohio
      8000-8819          32      900 West 5/th/ Street; Columbus, Ohio
      8000-8820          33      1085 South Hamilton Road; Columbus, Ohio
      8000-8821          34      2295 Morse Road; Columbus, Ohio
      8000-8823         N/A      1260 Barnum Avenue; Stratford, Connecticut
      8000-8825          40      3940 N. High School Road; Indianapolis, Indiana
      8000-8826          29      4115 S. Emerson Avenue; Indianapolis, Indiana

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Columbus, OH
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                                  EXHIBIT A-1

                               LEGAL DESCRIPTION

     BY COUNSEL OF ITS RIGHTS WITH RESPECT TO PREJUDGMENT REMEDIES UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, INCLUDING SECTION 52-278a TO 52-278g. LESSEE HEREBY KNOWINGLY AND WILLINGLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHTS OF NOTICE, JUDICIAL HEARING OR PRIOR COURT ORDER IN CONNECTION WITH THE OBTAINING BY LESSOR OF ANY PREJUDGMENT REMEDY WITH RESPECT TO THIS LEASE, OR PURSUANT TO ANY OTHER DOCUMENT EXECUTED BY LESSEE IN CONNECTION WITH THIS TRANSACTION, INCLUDING ANY AMENDMENTS OR EXTENSIONS HEREOF OR THEREOF. FURTHER, LESSEE WAIVES ANY REQUIREMENT OF LESSOR TO POST A BOND OR ANY OTHER SECURITY, OR TO SHOW SOME EXIGENCY, IN CONNECTION WITH THE OBTAINING BY LESSOR OF ANY SUCH PREJUDGMENT REMEDY.


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FFCA No. 8000-8814
Unit No. 16
2110 East Livingston
Columbus, OH

                                   EXHIBIT E

                          FORM OF MEMORANDUM OF LEASE


05-60325.04
FFCA No. 8000-8814
Unit No. 16
2110 East Livingston
Columbus, OH
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05-60325.04
FFCA No. 8000-8814
Unit No. 16
2110 East Livingston
Columbus, OH